                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                                                                  File 33-67490

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  / X /


     Pre-Effective Amendment No.                                        /   /
                                  ------

     Post-Effective Amendment No.    5                                   / X /
                                  ------

                                       AND


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         / X /

     Amendment No.    7
                   ------


                           LINCOLN ADVISOR FUNDS, INC.
        ----------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       200 East Berry Street, Fort Wayne, Indiana               46802
       -----------------------------------------------------------------
        (Address of Principal Executive Offices)             (Zip Code)

Registrant's Telephone Number, including Area Code:            (219) 455-2000
                                                                --------------

    John L. Steinkamp, Esq., 200 East Berry Street, Fort Wayne, Indiana 46802
   --------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Copies to:   Arthur J. Simon, Esq., Gardner, Carton & Douglas,
             321 North Clark Street, Suite 3400, Chicago, Illinois 60610

Approximate Date of Public Offering:                      60 days after filing
                                                          --------------------
It is proposed that this filing will become effective:

                        immediately upon filing pursuant to paragraph (b)
               -------
                        on (date) pursuant to paragraph (b)
               -------
                 X      60 days after filing pursuant to paragraph (a)(1)
               -------
                        on (date) pursuant to paragraph (a)(1)
               -------
                        75 days after filing pursuant to paragraph (a)(2)
               -------
                        on (date) pursuant to paragraph (a)(2) of Rule 485.
               -------

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant hereby declares that an indefinite number or amount of its shares have been registered under the Securites Act of 1933. Form 24f-2 for the fiscal year ended October 31, 1995 was filed on November 17, 1995. Amended and
               Restated Form 24f-2 was filed on December 22, 1995.

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.




                             --- C O N T E N T S ---



This Post-Effective Amendment No. 5 to Registration File No. 33-67490 includes the following:


          1.     Facing Page

          2.     Contents Page

          3.     Cross-Reference Sheet

          4.     Part A - Prospectuses

          5.     Part B - Statement of Additional Information

          6.     Part C - Other Information

          7.     Signatures

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.




                             CROSS-REFERENCE SHEET*

                                     PART A


                                                                                                     Location in
Item No.            Description                                                                      Prospectuses
--------            -----------                                                                      ------------
                                                                                           A Classes/           Institutional
                                                                                           B Classes/              Classes
                                                                                            C Classes

     1              Cover Page.....................................................           Cover                 Cover

     2              Synopsis.......................................................         Synopsis,             Synopsis,
                                                                                           Summary of            Summary of
                                                                                            Expenses              Expenses

     3              Condensed Financial Information................................         Financial             Financial
                                                                                           Highlights            Highlights

     4              General Description of Registrant .............................        Investment            Investment
                                                                                         Objectives and        Objectives and
                                                                                           Strategies,           Strategies,
                                                                                              Other                 Other
                                                                                           Shareholder           Shareholder
                                                                                             Matters               Matters

     5              Management of the Fund.........................................       Management of         Management of
                                                                                            the Funds             the Funds

     6              Capital Stock and Other Securities ............................         Delaware             Dividends,
                                                                                           Difference,          Distributions
                                                                                           Dividends,            and Taxes,
                                                                                          Distributions             Other
                                                                                           and Taxes,            Shareholder
                                                                                             Other                 Matters
                                                                                           Shareholder
                                                                                             Matters

     7              Purchase of Securities Being Offered...........................          Cover,                Cover,
                                                                                           How to Buy            How to Buy
                                                                                            Shares,                Shares,
                                                                                         Calculation of        Calculation of
                                                                                         Offering Price          Net Asset
                                                                                          and Net Asset           Value Per
                                                                                            Value Per         Share, Management
                                                                                        Share, Management       of the Funds
                                                                                          of the Funds

     8              Redemption or Repurchase.......................................        How to Buy            How to Buy
                                                                                             Shares,               Shares,
                                                                                         Redemption and        Redemption and
                                                                                            Exchange              Exchange

     9              Legal Proceedings..............................................           None                  None

   * This filing relates to the Class A Shares, Class B Shares and Class C Shares of the Delaware Enterprise Fund, the Delaware U.S. Growth Fund, the Delaware World Growth Fund, the Delaware New Pacific Fund, the Delaware Federal Bond Fund and the Delaware Corporate Income Fund, which are described in one prospectus. This filing also relates to the Institutional Class of each Fund, which is described in another prospectus. The six Funds (and twenty-four classes) have a common Part B and Part C.

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.





                              CROSS-REFERENCE SHEET

                                     PART B

                                                                                                      Location in Statement
Item No.            Description                                                                     of Additional Information
--------            -----------                                                                     -------------------------

    10              Cover Page.....................................................                           Cover

    11              Table of Contents..............................................                     Table of Contents

    12              General Information and History................................                    General Information

    13              Investment Objectives and Policies.............................                 Investment Objective and
                                                                                                Policies, Investment Restrictions

    14              Management of the Registrant...................................                        Management

    15              Control Persons and Principal Holders of Securities ...........                        Management

    16              Investment Advisory and Other Services.........................                Plans Under Rule 12b-1 for
                                                                                                     the Fund Classes (under
                                                                                                 Purchasing Shares), Investment
                                                                                                Management Agreement, Management,
                                                                                                      General Information,
                                                                                                      Financial Statements

    17              Brokerage Allocation...........................................              Trading Practices and Brokerage

    18              Capital Stock and Other Securities.............................                    Capitalization and
                                                                                                      Noncumulative Voting
                                                                                                   (under General Information)

    19              Purchase, Redemption and Pricing of Securities
                     Being Offered.................................................                    Purchasing Shares,
                                                                                                   Determining Offering Price
                                                                                                      and Net Asset Value,
                                                                                                   Redemption and Repurchase,
                                                                                                       Exchange Privilege

    20              Tax Status.....................................................            Dividends, Distributions and Taxes

    21              Underwriters ..................................................                     Purchasing Shares

    22              Calculation of Performance Data................................                  Performance Information

    23              Financial Statements...........................................                   Financial Statements

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.






                              CROSS-REFERENCE SHEET

                                     PART C


                                                                                                    Location in
                                                                                                       Part C
                                                                                                  ---------------
    24         Financial Statements and Exhibits......................................                Item 24

    25         Persons Controlled by or under Common
               Control with Registrant................................................                Item 25

    26         Number of Holders of Securities........................................                Item 26

    27         Indemnification........................................................                Item 27

    28         Business and Other Connections of Investment Adviser...................                Item 28

    29         Principal Underwriters.................................................                Item 29

    30         Location of Accounts and Records.......................................                Item 30

    31         Management Services....................................................                Item 31

    32         Undertakings...........................................................                Item 32


                                                  ------------------------------

                                                  DELAWARE GROUP ADVISER
                                                  FUNDS, INC.

                                                  DELAWARE ENTERPRISE FUND
                                                  DELAWARE U.S. GROWTH FUND
                                                  DELAWARE WORLD GROWTH FUND
                                                  DELAWARE NEW PACIFIC FUND
                                                  DELAWARE FEDERAL BOND FUND
                                                  DELAWARE CORPORATE INCOME FUND


                                                  A CLASSES

      The Delaware Group includes funds           B CLASSES
with a wide range of investment
objectives. Stock funds, income funds,            C CLASSES
tax-free funds, money market funds,               ------------------------------
global and international funds and
closed-end equity funds give investors
the ability to create a portfolio that
fits their personal financial goals.
For more information, contact your
financial adviser or call Delaware Group
at 800-523-4640.                                  P R O S P E C T U S

                                                  ------------------------------

INVESTMENT MANAGER                                MAY 6, 1996
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103
NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103
SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103
LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103
INDEPENDENT AUDITORS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA  02109
CUSTODIAN
[Chemical Bank
450 West 33rd Street                                                DELAWARE
New York, NY  10001]                                                GROUP
                                                                    -----------

TABLE OF CONTENTS

Cover Page

Synopsis

Summary of Expenses

Financial Highlights

Investment Objectives and Strategies
         Delaware Enterprise Fund
         Delaware U.S. Growth Fund
         Delaware World Growth Fund
         Delaware New Pacific Fund
         Delaware Federal Bond Fund
         Delaware Corporate Income Fund

The Delaware Difference
         Plans and Services

Retirement Planning

Classes of Shares

How to Buy Shares

Redemption and Exchange

Dividends, Distributions and Taxes

Calculation of Offering Price and Net Asset Value Per Share

Management of the Funds

Implementation of Investment Objectives and Policies

Appendix A - Investment Illustrations

DELAWARE GROUP ADVISER FUNDS, INC.                                 PROSPECTUS
                                                                   MAY 6, 1996

A CLASS SHARES
B CLASS SHARES
C CLASS SHARES

                  --------------------------------------------

                   1818 Market Street, Philadelphia, PA 19103

             For Prospectus and Performance: Nationwide 800-523-4640

              Information on Existing Accounts: (SHAREHOLDERS ONLY)
                             Nationwide 800-523-1918

                     Dealer Services: (BROKER/DEALERS ONLY)
                             Nationwide 800-362-7500

                    Representatives of Financial Institutions
                             Nationwide 800-659-2259

         Delaware Group Adviser Funds, Inc. ("Adviser Funds, Inc.") (formerly Lincoln Advisor Funds, Inc.) is an open-end management investment company. Adviser Funds, Inc. currently issues six separate series of shares (each referred to as a "Fund" or collectively as the "Funds") each representing a separate, diversified portfolio of securities. The Funds are the Delaware Enterprise Fund, Delaware U.S. Growth Fund, Delaware World Growth Fund, Delaware New Pacific Fund, Delaware Federal Bond Fund and Delaware Corporate Income Fund. See Restructuring of the Funds under Management of the Funds. Each Fund has a fundamental investment objective and certain investment policies which are described in this Prospectus.

The investment objectives of each Fund are as follows:

Equity Funds          Delaware Enterprise Fund seeks to provide maximum
                      appreciation of capital by investing in medium-sized companies which have a dominant position within their industry, are undervalued, or have potential for growth in earnings.

                      Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

                      Delaware World Growth Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities.

                      Delaware New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

Fixed-Income Funds    Delaware Federal Bond Fund seeks to maximize current
                      income consistent with preservation of capital. The Fund attempts to achieve this objective by investing primarily in securities issued by the U.S. Government, its agencies and instrumentalities.

                      Delaware Corporate Income Fund seeks to provide high current income consistent with preservation of capital. The Fund attempts to achieve this objective primarily by investing in a diversified portfolio of investment-grade fixed income securities issued by U.S. corporations. Investment-grade fixed income securities are those rated at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Group or, if not rated, are of comparable quality in the opinion of the manager or sub-adviser.

         Each Fund offers three retail classes of shares: "Class A Shares," "Class B Shares" and "Class C Shares." Each class is referred to individually as a "Class" and collectively as the "Classes." These alternatives permit an investor to choose the method of purchasing shares that is most suitable for his or her needs.
         Class A Shares of each Fund may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.75% and annual 12b-1 Plan expenses of up to .35% (currently, no more than .30% pursuant to Board action).
         Class B Shares of each Fund may be purchased at a price equal to the next determined net asset value per share. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of 1%, which are assessed against the Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares.
         Class C Shares of each Fund may be purchased at a price equal to the next determined net asset value per share. Class C Shares are subject to a CDSC which may be imposed on redemptions made within 12 months of purchase and annual 12b-1 Plan expenses of 1%, which are assessed against the Class C Shares for the life of the investment.
         In choosing the most suitable class, an investor should consider the differences among the Classes, including the effects of sales charges and 12b-1 Plan expenses given the amount of the purchase, and the length of time the investor expects to hold the shares, among other circumstances. See Summary of Expenses and Classes of Shares.

         This Prospectus relates only to the Classes listed above and sets forth information that you should read and consider before you invest. Please retain it for future reference. Part B of Adviser Funds, Inc.'s registration statement, dated May 6, 1996, as it may be amended from time to time, contains additional information about the Funds and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling any of the above numbers. The Funds' financial statements appear in their Annual Report, which will accompany any response to requests for Part B.
         This Prospectus contains useful information that can help the investor decide whether a Fund's investment objective matches his/her own. Achievement of a Fund's investment objective cannot, of course, be assured due to the risk of capital loss from fluctuating prices inherent in any investment in securities. Investments in the Funds are neither insured or guaranteed by any entity.
         Each Fund also offers an Institutional Class, which is available for purchase only by certain investors. A prospectus for the Funds' Institutional Classes can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling the above number.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUNDS ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUNDS ARE NOT BANK OR CREDIT UNION DEPOSITS.

SYNOPSIS

         The following synopsis is qualified in its entirety by the more detailed information appearing in the body of the Prospectus.

Investment Objectives and Policies
         Each Fund's investment objective is stated on the cover page of this Prospectus. Each objective is "fundamental" and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"). Certain investment policies also are fundamental and thus require approval of shareholders if a Fund wishes to change them. See Investment Restrictions in Part B. Still other investment policies reflect current practices of the Funds and may be changed by the Funds without the approval of shareholders.

Investment Manager, Distributor and Service Agent
         Delaware Management Company, Inc. (the "Manager") is the investment manager for each Fund. See Restructuring of the Funds under Management of the Funds. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for each Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing and transfer agent for each Fund and for all of the other mutual funds in the Delaware Group. See Management of the Funds.
         The Manager has selected sub-advisers to provide the day-to-day investment management of the Funds. The sub-adviser for each Fund is: Lynch & Mayer, Inc. for Delaware Enterprise Fund and Delaware U.S. Growth Fund, Walter Scott & Partners Limited for Delaware World Growth Fund, John Govett & Company Limited for Delaware New Pacific Fund and Lincoln Investment Management, Inc. for Delaware Corporate Income Fund and Delaware Federal Bond Fund.

Open-End Investment Company
         Adviser Funds, Inc., which was organized as a Maryland corporation on August 10, 1993, is an open-end management investment company. Each Fund's portfolio of assets is diversified as defined by the 1940 Act. See Other Shareholder Matters under Management of the Funds.

Sales Charges

         Class A
         The price of the Class A Shares includes a maximum front-end sales charge of 4.75% of the offering price, which, based on the net asset value per share of the Class A Shares as of the end of Adviser Funds, Inc.'s most recent fiscal year, is equivalent to:

         Fund                                Percentage of Amount Invested
         ----                                -----------------------------
         Delaware Enterprise Fund                      0.00%
         Delaware U.S. Growth Fund                     0.00%
         Delaware World Growth Fund                    0.00%
         Delaware New Pacific Fund                     0.00%
         Delaware Federal Bond Fund                    0.00%
         Delaware Corporate Income Fund                0.00%

         The sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. There is no front-end sales charge on purchases of $1,000,000 or more. Class A Shares are subject to annual 12b-1 Plan expenses.

         Class B
         The price of the Class B Shares is equal to the net asset value per share. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares.

         Class C
         The price of the Class C Shares is equal to the net asset value per share. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses for the life of the investment.
         See Classes of Shares and Distribution (12b-1) and Service under Management of the Funds.

Purchase Amounts
         Generally, the minimum initial investment in any Class is $1,000. Subsequent investments in any Class must generally be at least $100.
         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed the maximum purchase limitations for Class B Shares and Class C Shares by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more of Class A Shares, which are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC. The minimum and maximum purchase amounts for retirement plans may vary. See How to Buy Shares.

Redemption and Exchange
         Class A Shares of each Fund may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Funds nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of shares purchased at net asset value, which may be subject to a CDSC if a dealer's commission was paid in connection with such purchases. See Front-End Sales Charge Alternative - Class A Shares under Buying Shares.
         Class B Shares and Class C Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request subject, in the case of redemptions, to any applicable CDSC. Neither the Funds nor the Distributor assesses any charges other than the CDSC for redemptions or exchanges of Class B or Class C Shares. There are certain limitations on an investor's ability to exchange shares between the various classes of shares that are offered. See Redemption and Exchange.

Risk Factors
         Prospective investors should consider a number of factors:
         1. Delaware World Growth Fund and Delaware New Pacific Fund may invest substantially all of their assets in non-United States issuers. Delaware U.S. Growth Fund, Delaware Enterprise Fund and Delaware Corporate Income Fund may invest, respectively, 20%, 15% and 10% of their assets in such issuers. Investing in securities of non-United States companies which are generally denominated in foreign currencies and the utilization of forward foreign currency exchange contracts involve certain risk and opportunity considerations not typically associated with investing in United States companies. Some of these investments may be in markets of emerging countries which may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European markets. See Foreign Investments under Risk Factors and Special Considerations and Implementation of Investment Objectives and Policies.
         2. Each Fund has the right to engage in options and futures transactions for certain hedging, return enhancement and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission. While the Funds do not engage in options and futures for speculative purposes, there are risks which result from the use of these instruments, and an investor should carefully review the descriptions of these risks in this Prospectus. Certain options and futures may be considered to be derivative securities. See Implementation of Investment Objectives and Policies.
         3. Each Fund may invest in interest rate, currency and other types of swaps for hedging purposes which could subject the Fund to increased risks. Interest rate swaps may be considered to be derivative securities. See Implementation of Investment Objectives and Policies.
         4. The Delaware Corporate Income Fund may invest up to 35% of its assets and the Delaware U.S. Growth Fund may invest up to 10% of its assets in non-investment grade fixed income securities ("junk bonds"). Consequently, greater risks may be involved with an investment in these Funds. See Lower-Rated Securities under Risk Factors and Special Considerations.

SUMMARY OF EXPENSES

         A general comparison of the sales arrangements and other expenses applicable to each Fund's Class A, Class B and Class C Shares follows:

EQUITY FUNDS

                                            Delaware Enterprise                Delaware U.S. Growth
                                        Class A   Class B    Class C      Class A     Class B       Class C
Shareholder Transaction Expenses        Shares    Shares     Shares       Shares      Shares        Shares
--------------------------------        -------   -------    --------     --------    --------      --------
Maximum Sales Charge Imposed
on Purchases (as a percentage
of offering price)....................  4.75%      None        None        4.75%       None          None

Maximum Sales Charge Imposed
on Reinvested Dividends (as
a percentage of offering price) ......  None       None        None        None        None          None

Maximum Contingent Deferred
Sales Charge (as a percentage
of original purchase price or
redemption proceeds, whichever
is lower).............................  None*      4.00%*      1.00%*      None*       4.00%*        1.00%*

Redemption Fees.......................  None**     None**      None**      None**      None**        None**

                                           Delaware World Growth               Delaware New Pacific
                                       Class A    Class B    Class C      Class A    Class B       Class C
Shareholder Transaction Expenses       Shares     Shares     Shares       Shares     Shares        Shares
--------------------------------       -------    -------    --------     --------   --------      --------
Maximum Sales Charge Imposed
on Purchases (as a percentage
of offering price)....................  4.75%      None        None        4.75%       None          None

Maximum Sales Charge Imposed
on Reinvested Dividends (as
a percentage of offering price) ......  None       None        None        None        None          None

Maximum Contingent Deferred
Sales Charge (as a percentage
of original purchase price or
redemption proceeds, whichever
is lower).............................  None*      4.00%*      1.00%*      None*       4.00%*        1.00%*

Redemption Fees.......................  None**     None**      None**      None**      None**        None**

FIXED-INCOME FUNDS

                                            Delaware Federal Bond             Delaware Corporate Income
                                        Class A    Class B    Class C      Class A    Class B       Class C
Shareholder Transaction Expenses        Shares     Shares     Shares       Shares     Shares        Shares
--------------------------------        -------    -------    --------     --------   --------      --------
Maximum Sales Charge Imposed
on Purchases (as a percentage
of offering price)....................  4.75%      None        None        4.75%       None          None

Maximum Sales Charge Imposed
on Reinvested Dividends (as
a percentage of offering price) ......  None       None        None        None        None          None

Maximum Contingent Deferred
Sales Charge (as a percentage
of original purchase price or
redemption proceeds, whichever
is lower).............................  None*      4.00%*      1.00%*      None*       4.00%*        1.00%*

Redemption Fees.......................  None**     None**      None**      None**      None**        None**

------------------------
 * Class A purchases of $1 million or more may be made at net asset value; however, if in connection with any such purchase certain dealer commissions are paid to the financial adviser through whom such purchase is effected, a CDSC of 1% will be imposed on certain redemptions within 12 months of purchase ("Limited CDSC"). Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase;
    (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if the shares are redeemed within 12 months of purchase.
    See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange;
    Deferred Sales Charge Alternative - Class B Shares and Level Sales
    Charge Alternative - Class C Shares under Classes of Shares.
** CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire.

Annual Operating Expenses (as percentage of daily net assets)
         The purpose of the following table is to assist the investor in understanding the various costs and expenses that will bear directly or indirectly in owning shares of each Fund.

EQUITY FUNDS

Annual Operating Expenses                     Delaware Enterprise                Delaware U.S. Growth
(as a percentage of average             Class A      Class B     Class C     Class A      Class B     Class C
daily net assets)                       Shares       Shares      Shares      Shares       Shares      Shares
-----------------                       -------      --------    -------     --------     --------    --------
Management Fees
(after voluntary waiver)+.............  0.00%        0.00%       0.00%       0.00%        0.00%       0.00%

12b-1 Expenses........................  0.30%*/**    1.00%*      1.00%*      0.30%*/**    1.00%*      1.00%*

Other Operating Expenses
     (after giving effect to
     voluntary waiver
     reimbursements)+.................  0.00%        0.00%       0.00%       0.00%        0.00%       0.00%
                                        -----        -----       -----       -----        -----       -----

     Total Operating Expenses
         (after giving effect to
         voluntary waiver
         reimbursements)+.............  1.80%        2.50%       2.50%       1.80%        2.50%       2.50%
                                        =====        =====       =====       =====        =====       =====

Annual Operating Expenses                    Delaware World Growth                 Delaware New Pacific
(as a percentage of average             Class A      Class B     Class C     Class A      Class B     Class C
daily net assets)                       Shares       Shares      Shares      Shares       Shares      Shares
-----------------                       -------      --------    -------     --------     --------    --------
Management Fees
(after voluntary waiver)+.............  0.00%        0.00%       0.00%       0.00%++      0.00%++     0.00%++

12b-1 Expenses........................  0.30%*/**    1.00%*      1.00%*      0.30%*/**    1.00%*      1.00%*

Other Operating Expenses
     (after giving effect to
     voluntary waiver
     reimbursements)+.................  0.00%        0.00%       0.00%       0.00%        0.00%       0.00%
                                        -----        -----       -----       -----        -----       -----

     Total Operating Expenses
         (after giving effect to
         voluntary waiver
         reimbursements)+.............  1.80%        2.50%       2.50%       1.80%        2.50%       2.50%
                                        =====        =====       =====       =====        =====       =====

FIXED-INCOME FUNDS

Annual Operating Expenses                    Delaware Federal Bond              Delaware Corporate Income
(as a percentage of average             Class A      Class B     Class C     Class A      Class B     Class C
daily net assets)                       Shares       Shares      Shares      Shares       Shares      Shares
-----------------                       -------      --------    -------     --------     --------    --------
Management Fees
(after voluntary waiver)+.............  0.00%        0.00%       0.00%       0.00%        0.00%       0.00%

12b-1 Expenses........................  0.30%*/**    1.00%*      1.00%*      0.30%*/**    1.00%*      1.00%*

Other Operating Expenses
     (after giving effect to
     voluntary waiver
     reimbursements)+.................  0.00%        0.00%       0.00%       0.00%        0.00%       0.00%
                                        -----        -----       -----       -----        -----       -----

     Total Operating Expenses
         (after giving effect to
         voluntary waiver
         reimbursements)+.............  1.20%        1.90%       1.85%       1.20%        1.90%       1.90%
                                        =====        =====       =====       =====        =====       =====

------------------------
For expense information about the Institutional Classes, see the separate Prospectus relating to those classes.
+ The Manager elected voluntarily to waive that portion, if any, of the annual Management Fees payable by a particular Fund and to reimburse a Fund for its expenses to the extent necessary to ensure that the expenses of that Fund (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of 12b-1 Plan expenses) do not exceed, as a percentage of average net assets, on an annualized basis, the amounts noted above corresponding to the caption "Total Operating Expenses" through the six months from the date of this Prospectus. Absent such fee waivers and expense reimbursements, "Total Operating Expenses" would be as follows:

                                           Class A    Class B    Class C
                                           -------    -------    -------
Delaware Enterprise Fund..................  0.00%      0.00%      0.00%
Delaware U.S. Growth Fund.................  0.00%      0.00%      0.00%
Delaware World Growth Fund................  0.00%      0.00%      0.00%
Delaware New Pacific Fund.................  0.00%      0.00%      0.00%
Delaware Federal Bond Fund................  0.00%      0.00%      0.00%
Delaware Corporate Income Fund............  0.00%      0.00%      0.00%

++ Effective May 6, 1996, the investment management fee payable by the Delaware New Pacific Fund changed from 1.10% of average daily net assets to 0.80% of average daily net assets. The expense information has been restated to reflect that change.
* Class A Shares, Class B Shares and Class C Shares of each Fund are subject to separate 12b-1 Plans. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD"). See Distribution (12b-1) and Service under Management of the Funds.
** As of October 31, 1995, 12b-1 Plan expenses for the Class A Shares were .35%. Beginning May 6, 1996, those expenses were reduced by action of the Board of Directors to .30%. The expense information has been restated to reflect that change.

         The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption at the end of each time period and (3) for Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable.

                                        Assuming Redemption                           Assuming No Redemption
                               1 Year   3 Years  5 Years  10 Years             1 Year   3 Years  5 Years 10 Years
                               ------   -------  -------  --------             ------   -------  ------- --------
Delaware Enterprise Fund
     Class A                   $000(1)  $000     $000     $000                 $000     $000     $000    $000
     Class B                   $000     $000     $000     $000(2)              $000     $000     $000    $000(2)
     Class C                   $000     $000     $000     $000                 $000     $000     $000    $000

Delaware U.S. Growth Fund
     Class A                   $000(1)  $000     $000     $000                 $000     $000     $000    $000
     Class B                   $000     $000     $000     $000(2)              $000     $000     $000    $000(2)
     Class C                   $000     $000     $000     $000                 $000     $000     $000    $000

Delaware World Growth Fund
     Class A                   $000(1)  $000     $000     $000                 $000     $000     $000    $000
     Class B                   $000     $000     $000     $000(2)              $000     $000     $000    $000(2)
     Class C                   $000     $000     $000     $000                 $000     $000     $000    $000

Delaware New Pacific Fund
     Class A                   $000(1)  $000     $000     $000                 $000     $000     $000    $000
     Class B                   $000     $000     $000     $000(2)              $000     $000     $000    $000(2)
     Class C                   $000     $000     $000     $000                 $000     $000     $000    $000

Delaware Federal Bond Fund
     Class A                   $000(1)  $000     $000     $000                 $000     $000     $000    $000
     Class B                   $000     $000     $000     $000(2)              $000     $000     $000    $000(2)
     Class C                   $000     $000     $000     $000                 $000     $000     $000    $000

Delaware Corporate Income Fund
     Class A                   $000(1)  $000     $000     $000                 $000     $000     $000    $000
     Class B                   $000     $000     $000     $000(2)              $000     $000     $000    $000(2)
     Class C                   $000     $000     $000     $000                 $000     $000     $000    $000

(1) Generally, no redemption charge is assessed upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.
(2) At the end of approximately eight years after purchase, Class B Shares will be automatically converted into Class A Shares. The example above assumes conversion of Class B Shares at the end of the eighth year. However, the conversion may occur as late as three months after the eighth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B Shares will continue to be assessed. Information for the ninth and tenth years reflects expenses of the Class A Shares. See Automatic Conversion of Class B Shares under Classes of Shares for a description of the automatic conversion feature.

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The table below provides financial highlights of income and capital changes for one share of each Class outstanding for the fiscal year ended October 31, 1995 and the period ended October 31, 1994, and has been audited by Coopers & Lybrand L.L.P., Adviser Funds, Inc.'s independent accountants, whose report thereon is included in the Annual Report which accompanies the Statement of Additional Information. This information is supplemented by the audited financial statements and accompanying notes appearing in such Annual Report.
-------------------------------------------------------------------------------

                                                                                Adviser Funds, Inc.
                                                                                   Class A Shares
                                                               --------------------------------------------------------
                                                                                              Delaware         Delaware
                                                                Delaware       Delaware         U.S.             U.S.
                                                               Enterprise     Enterprise       Growth           Growth
                                                                  Fund           Fund           Fund             Fund
                                                                  1995           1994           1995             1994
Net Asset Value, Beginning of Period...........................   $9.20         $10.00          $10.21          $10.00

Income From Investment Operations
---------------------------------
Net Investment Income (Loss)...................................   (0.08)         (0.08)          (0.09)          (0.04)
Net Realized and Unrealized Gain (Loss) on Investments.........    2.16          (0.71)           2.31            0.26
                                                                 ------         ------          ------          ------
      Total From Investment Operations.........................    2.08          (0.79)           2.22            0.22
                                                                 ------         ------          ------          ------

Less Distributions to Shareholders
----------------------------------
From Net Investment Income.....................................      --          (0.01)             --           (0.01)
From Net Realized Gains........................................      --             --              --              --
                                                                 ------         ------          ------          ------
      Total Distributions......................................    0.00          (0.01)           0.00           (0.01)
                                                                 ------         ------          ------          ------

Net Asset Value, End of Period.................................  $11.28          $9.20          $12.43          $10.21
                                                                 ======         ======          ======          ======

--------------------------------------------

Total Return(2) ...............................................   22.72%         (7.91%)         21.74%           2.18%
------------

--------------------------------------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Period (000's omitted)...................... $14,508        $10,579         $13,574         $10,669
Net Expenses to Average Daily Net Assets.......................    1.85%          1.85%(1)        1.85%           1.85%(1)
Net Investment Income (Loss) to Average Daily Net Assets.......   (0.83%)        (1.01%)(1)      (0.88%)         (0.51%)(1)
Portfolio Turnover Rate........................................     106%           120%             58%             66%
Commencement of Operations.....................................               12/03/93                        12/03/93
Without the Waiver of Fees and Reimbursement
of Expenses by the Advisor, the Ratio of
Net Expenses to Average Net Assets would have been:............    2.42%          3.10%(1)        2.94%           2.94%(1)

                                                                                Adviser Funds, Inc.
                                                                                   Class A Shares
                                                               --------------------------------------------------------
                                                                 Delaware     Delaware        Delaware        Delaware
                                                                  World         World            New             New
                                                                  Growth        Growth         Pacific         Pacific
                                                                  Fund           Fund           Fund            Fund
                                                                  1995           1994           1995            1994
Net Asset Value, Beginning of Period...........................  $11.00         $10.00          $10.44          $10.00

Income From Investment Operations
---------------------------------
Net Investment Income (Loss)...................................    0.01           0.02           (0.05)          (0.02)
Net Realized and Unrealized Gain (Loss) on Investments.........    0.40           1.01           (1.39)           0.47
                                                                 ------         ------          ------          ------
      Total From Investment Operations.........................    0.41           1.03           (1.44)           0.45
                                                                 ------         ------          ------          ------
Less Distributions to Shareholders
----------------------------------
From Net Investment Income.....................................   (0.01)         (0.03)             --           (0.01)
From Net Realized Gains........................................      --             --           (0.29)             --
                                                                 ------         ------          ------          ------
      Total Distributions......................................   (0.01)         (0.03)          (0.29)          (0.01)
                                                                 ------         ------          ------          ------

Net Asset Value, End of Period.................................  $11.40         $11.00           $8.71          $10.44
                                                                 =======        ======          ======          ======

--------------------------------------------

Total Return(2) ...............................................    3.81%         10.25%          13.99%           4.53%
------------

--------------------------------------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Period (000's omitted)...................... $13,018        $11,721         $10,353         $11,333
Net Expenses to Average Daily Net Assets.......................    1.85%          1.85%(1)        1.85%           1.85%(1)
Net Investment Income (Loss) to Average Daily Net Assets.......    0.00%          0.25%(1)       (0.60%)         (0.21%)(1)
Portfolio Turnover Rate........................................       9%             6%            163%            104%
Commencement of Operations.....................................               12/03/93                        12/03/93
Without the Waiver of Fees and Reimbursement
of Expenses by the Advisor, the Ratio of
Net Expenses to Average Net Assets would have been:............    2.96%          3.56%(1)        3.73%           3.66%(1)

--------------------
(1)   Annualized.
(2)   Total return calculations exclude front-end sales load.

                                                                                  Adviser Funds, Inc.
                                                                                    Class A Shares
                                                                --------------------------------------------------
                                                                Delaware       Delaware     Delaware     Delaware
                                                                Federal         Federal     Corporate    Corporate
                                                                  Bond           Bond        Income       Income
                                                                  Fund           Fund         Fund         Fund
                                                                  1995           1994         1995         1994
Net Asset Value, Beginning of Period...........................   $9.15         $10.00        $8.80       $10.00

Income From Investment Operations
---------------------------------
Net Investment Income (Loss)...................................    0.57           0.38         0.61         0.51
Net Realized and Unrealized Gain (Loss) on Investments.........    0.65          (0.86)        0.91        (1.20)
                                                                 ------         ------       ------       ------
      Total From Investment Operations.........................    1.22          (0.48)        1.52        (0.69)
                                                                 ------         ------       ------       ------
Less Distributions to Shareholders
----------------------------------
From Net Investment Income.....................................   (0.57)         (0.37)       (0.56)       (0.51)
From Net Realized Gains........................................      --             --           --           --
                                                                 ------         ------       ------       ------
      Total Distributions......................................   (0.57)         (0.37)       (0.56)       (0.51)
                                                                 ------         ------       ------       ------
Net Asset Value, End of Period.................................   $9.80          $9.15        $9.76        $8.80
                                                                 ======         ======       ======       ======
--------------------------------------------


Total Return(2) ...............................................   13.72%         (4.93%)      17.71%       (7.06%)
------------

--------------------------------------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Period (000's omitted)...................... $11,062         $9,658      $11,518       $9,620
Net Expenses to Average Daily Net Assets.......................    1.25%          1.25%(1)     1.25%        1.25%(1)
Net Investment Income (Loss) to Average Daily Net Assets.......    6.07%          4.38%(1)     6.64%        6.04%(1)
Portfolio Turnover Rate........................................     227%           366%         119%         185%
Commencement of Operations.....................................               12/03/93                  12/03/93
Without the Waiver of Fees and Reimbursement
of Expenses by the Advisor, the Ratio of
Net Expenses to Average Net Assets would have been:............    2.06%          2.58%(1)     1.87%        2.55%(1)

--------------------
(1)   Annualized.
(2)   Total return calculations exclude front-end sales load.

                                                                                Adviser Funds, Inc.
                                                                                  Class B Shares
                                                                --------------------------------------------------
                                                                                             Delaware     Delaware
                                                                  Delaware      Delaware       U.S.         U.S.
                                                                 Enterprise    Enterprise     Growth       Growth
                                                                    Fund          Fund         Fund         Fund
                                                                    1995          1994         1995         1994
Net Asset Value, Beginning of Period...........................     $9.81        $10.00        $10.19       $10.00

Income From Investment Operations
---------------------------------
Net Investment Income (Loss)...................................     (0.12)        (0.04)        (0.14)       (0.03)
Net Realized and Unrealized Gain (Loss) on Investments.........      2.27         (0.15)         2.28         0.22
                                                                   ------        ------        ------       ------
      Total From Investment Operations.........................      2.15         (0.19)         2.14         0.19
                                                                   ------        ------        ------       ------

Less Distributions to Shareholders
----------------------------------
From Net Investment Income.....................................        --            --            --           --
From Net Realized Gains........................................        --            --            --           --
                                                                   ------        ------        ------       ------
      Total Distributions......................................      0.00          0.00          0.00         0.00
                                                                   ------        ------        ------       ------

Net Asset Value, End of Period.................................    $11.96         $9.81        $12.33       $10.19
                                                                   ======        ======        ======       ======

--------------------------------------------

Total Return    ...............................................     21.92%        (1.91%)       21.00%        1.90%
------------

--------------------------------------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Period (000's omitted)......................    $1,811          $761          $567         $204
Net Expenses to Average Daily Net Assets.......................      2.50%         2.50%(1)      2.50%        2.50%(1)
Net Investment Income (Loss) to Average Daily Net Assets.......     (1.50%)       (1.53%)(1)    (1.57%)      (1.26%)(1)
Portfolio Turnover Rate........................................       106%          120%           58%           66%
Commencement of Operations.....................................                04/14/94                    03/29/94
Without the Waiver of Fees and Reimbursement
of Expenses by the Advisor, the Ratio of
Net Expenses to Average Net Assets would have been:............      3.07%         3.76%(1)      2.83%         3.60%(1)

                                                                                Adviser Funds, Inc.
                                                                                  Class B Shares
                                                                --------------------------------------------------
                                                                  Delaware     Delaware       Delaware    Delaware
                                                                   World        World           New         New
                                                                   Growth       Growth         Pacific     Pacific
                                                                    Fund         Fund           Fund        Fund
                                                                    1995         1994           1995        1994
Net Asset Value, Beginning of Period...........................    $10.40        $10.00        $10.86       $10.00

Income From Investment Operations
---------------------------------
Net Investment Income (Loss)...................................     (0.02)        (0.00)        (0.10)       (0.03)
Net Realized and Unrealized Gain (Loss) on Investments.........      0.35          0.43         (1.46)        0.89
                                                                   ------        ------        ------       ------
      Total From Investment Operations.........................      0.33          0.43         (1.56)        0.86
                                                                   ------        ------        ------       ------
Less Distributions to Shareholders
----------------------------------
From Net Investment Income.....................................     (0.02)        (0.03)           --           --
From Net Realized Gains........................................        --            --         (0.29)          --
                                                                   ------        ------        ------       ------
      Total Distributions......................................     (0.02)        (0.03)        (0.29)        0.00
                                                                   ------        ------        ------       ------
Net Asset Value, End of Period.................................    $10.71        $10.40         $9.01       $10.86
                                                                   ======        ======         =====       ======

--------------------------------------------

Total Return    ...............................................      3.19%         4.28%       (14.56%)       8.58%
------------

--------------------------------------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Period (000's omitted)......................    $1,183          $523          $573         $431
Net Expenses to Average Daily Net Assets.......................      2.50%         2.50%(1)      2.50%        2.50%(1)
Net Investment Income (Loss) to Average Daily Net Assets.......     (0.57%)        0.37%(1)     (1.20%)      (0.88%)(1)
Portfolio Turnover Rate........................................         9%            6%          163%         104%
Commencement of Operations.....................................                03/29/94                   03/29/94
Without the Waiver of Fees and Reimbursement
of Expenses by the Advisor, the Ratio of
Net Expenses to Average Net Assets would have been:............      3.61%         4.22%(1)      4.38%        4.32%(1)

--------------------
(1)   Annualized.

                                                                                 Adviser Funds, Inc.
                                                                                   Class B Shares
                                                               ---------------------------------------------------
                                                                Delaware       Delaware     Delaware     Delaware
                                                                Federal         Federal     Corporate    Corporate
                                                                  Bond           Bond        Income       Income
                                                                  Fund           Fund         Fund         Fund
                                                                  1995           1994         1995         1994

Net Asset Value, Beginning of Period...........................   $9.78         $10.00        $9.73      $10.00

Income From Investment Operations
---------------------------------
Net Investment Income (Loss)...................................    0.57           0.12         0.66        0.29
Net Realized and Unrealized Gain (Loss) on Investments.........    0.65          (0.23)        0.91       (0.28)
                                                                   ----         ------         ----        ----
      Total From Investment Operations.........................    1.22          (0.11)        1.57        0.01
                                                                   ----         ------         ----        ----

Less Distributions to Shareholders
----------------------------------
From Net Investment Income.....................................   (0.75)         (0.11)       (0.85)      (0.28)
From Net Realized Gains........................................     ---            ---          ---        ---
                                                                   -----          -----        -----      ----
      Total Distributions......................................   (0.75)         (0.11)       (0.85)      (0.28)
                                                                  ------         ------       ------      ------

Net Asset Value, End of Period.................................  $10.25          $9.78       $10.45       $9.73
                                                                 ======          =====       ======       =====


--------------------------------------------

Total Return    ...............................................  13.09%          (1.11%)      17.05%       0.11%
------------

--------------------------------------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Period (000's omitted)......................    $299           $239         $362        $222
Net Expenses to Average Daily Net Assets.......................    1.90%          1.90%(1)     1.90%       1.90%(1)
Net Investment Income (Loss) to Average Daily Net Assets.......    5.43%          4.87%(1)     5.97%       5.94%(1)
Portfolio Turnover Rate........................................      227%          366%         119%        185%
Commencement of Operations.....................................                07/27/94                 05/11/94
Without the Waiver of Fees and Reimbursement
of Expenses by the Advisor, the Ratio of
Net Expenses to Average Net Assets would have been:............    2.71%          3.22%(1)     2.52%       3.21%(1)

--------------------
(1)   Annualized.


                                                                           Adviser Funds, Inc.
                                                                             Class C Shares
                                                          -----------------------------------------------
                                                                                     Delaware   Delaware
                                                          Delaware      Delaware       U.S.       U.S.
                                                         Enterprise    Enterprise     Growth     Growth
                                                            Fund          Fund         Fund       Fund
                                                            1995          1994         1995       1994

Net Asset Value, Beginning of Period.....................  $10.02        $10.00       $10.62      $10.00

Income From Investment Operations
---------------------------------
Net Investment Income (Loss).............................   (0.15)        (0.05)       (0.10)      (0.03)
Net Realized and Unrealized Gain (Loss) on Investments...    2.34          0.07         2.33        0.65
                                                             ----          ----         ----        ----
      Total From Investment Operations...................    2.19          0.02         2.23        0.62
                                                             ----          ----         ----        ----

Less Distributions to Shareholders
----------------------------------
From Net Investment Income...............................     ---           ---          ---        ---
From Net Realized Gains..................................     ---           ---          ---        ---
                                                             -----         -----        -----      -----
      Total Distributions................................    0.00          0.00         0.00        0.00
                                                             ----          ----         ----        ----

Net Asset Value, End of Period...........................  $12.21        $10.02       $12.85      $10.62
                                                           ======        ======       ======      ======

--------------------------------------------

Total Return    ........................................    21.86%        0.23%        21.00%       6.17%
------------

--------------------------------------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Period (000's omitted)................     $58           $37          $27          $5
Net Expenses to Average Daily Net Assets.................    2.50%         2.50%(1)     2.50%       2.50%(1)
Net Investment Income (Loss) to Average Daily Net Assets.   (1.49%)       (1.53%)(1)   (1.61%)     (1.09%)(1)
Portfolio Turnover Rate..................................     106%          120%          58%         66%
Commencement of Operations...............................                05/10/94                  05/23/94
Without the Waiver of Fees and Reimbursement
of Expenses by the Advisor, the Ratio of
Net Expenses to Average Net Assets would have been:......    3.07%         3.75%(1)     2.82%       3.54%(1)


                                                                Adviser Funds, Inc.
                                                                  Class C Shares
                                                          -----------------------------------------------
                                                          Delaware     Delaware     Delaware     Delaware
                                                            World        World         New          New
                                                           Growth       Growth       Pacific      Pacific
                                                            Fund         Fund         Fund         Fund
                                                            1995         1994         1995         1994

Net Asset Value, Beginning of Period.....................   $10.43      $10.00        $10.66      $10.00

Income From Investment Operations
---------------------------------
Net Investment Income (Loss).............................    (0.06)      (0.01)        (0.08)      (0.02)
Net Realized and Unrealized Gain (Loss) on Investments...     0.39        0.44         (1.46)       0.68
                                                              ----        ----         ------       ----
      Total From Investment Operations...................     0.33        0.45         (1.54)       0.66
                                                              ----        ----         ------       ----

Less Distributions to Shareholders
----------------------------------
From Net Investment Income...............................    (0.03)      (0.02)         ---          ---
From Net Realized Gains..................................      ---         ---         (0.29)        ---
                                                              -----       -----        ------       ----
      Total Distributions................................    (0.03)      (0.02)        (0.29)       0.00
                                                             ------      ------        ------       ----

Net Asset Value, End of Period...........................   $10.73      $10.43         $8.83      $10.66
                                                            ======      ======         =====      ======

--------------------------------------------

Total Return    ........................................      3.16%       4.45%        14.57%       6.55%
------------

--------------------------------------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Period (000's omitted)................      $43         $38           $17        $12
Net Expenses to Average Daily Net Assets.................     2.50%       2.50%(1)      2.50%      2.50%(1)
Net Investment Income (Loss) to Average Daily Net Assets.    (0.62%)     (0.16%)(1)    (1.02%)    (0.83%)(1)
Portfolio Turnover Rate..................................        9%          6%          163%       104%
Commencement of Operations...............................               05/10/94                07/07/94
Without the Waiver of Fees and Reimbursement
of Expenses by the Advisor, the Ratio of
Net Expenses to Average Net Assets would have been:......     3.61%    4.23%(1)         4.38%      4.31%(1)

--------------------
(1)   Annualized.


                                                                              Adviser Funds, Inc.
                                                                                Class C Shares
                                                               --------------------------------------------------
                                                                Delaware       Delaware     Delaware     Delaware
                                                                Federal         Federal     Corporate    Corporate
                                                                  Bond           Bond        Income       Income
                                                                  Fund           Fund         Fund         Fund
                                                                  1995           1994         1995         1994

Net Asset Value, Beginning of Period...........................   $9.79         $10.00        $9.80      $10.00

Income From Investment Operations
---------------------------------
Net Investment Income (Loss)...................................    0.63           0.15         0.18        0.08
Net Realized and Unrealized Gain (Loss) on Investments.........    0.47          (0.22)        1.33       (0.19)
                                                                   ----          ------        ----       -----
      Total From Investment Operations.........................    1.10          (0.07)        1.51       (0.11)
                                                                   ----         ------         ----       -----

Less Distributions to Shareholders
----------------------------------
From Net Investment Income.....................................   (0.51)         (0.14)       (0.87)      (0.09)
From Net Realized Gains........................................     ---           ---          ---        ---
                                                                   -----         -----        -----       -----
      Total Distributions......................................   (0.51)         (0.14)       (0.87)      (0.09)
                                                                  ------        ------       ------       -----

Net Asset Value, End of Period.................................  $10.38          $9.79       $10.44       $9.80
                                                                 ======          =====       ======       =====

--------------------------------------------

Total Return    ...............................................   11.59%         (0.72%)     16.23%       (1.00%)
------------

--------------------------------------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Period (000's omitted)......................     $15            $49          $5         $9
Net Expenses to Average Daily Net Assets.......................    1.85%          1.90%(1)    1.90%      1.90%(1)
Net Investment Income (Loss) to Average Daily Net Assets.......    4.73%          4.71%(1)    5.75%      5.91%(1)
Portfolio Turnover Rate........................................     227%           366%        119%      185%
Commencement of Operations.....................................                07/07/94                 09/14/94
Without the Waiver of Fees and Reimbursement
of Expenses by the Advisor, the Ratio of
Net Expenses to Average Net Assets would have been:............    2.70%          3.22%(1)    2.52%     3.17%(1)


--------------------
(1)   Annualized.

INVESTMENT OBJECTIVES AND
STRATEGIES

The Equity Funds
         Delaware Enterprise Fund. This Fund's fundamental investment objective is to seek to provide maximum appreciation of capital by investing in medium-sized companies which have a dominant position within their industry, are undervalued, or have potential for growth in earnings. Currently, medium-sized companies are considered to have market capitalizations between $250 million and $5 billion. The Fund is unlikely to participate in slow growth industries such as utilities and is likely to invest frequently in high growth rate companies in the retail, health care, computer, communication and entertainment industries. Under normal circumstances, at least 65% of the value of the Fund's assets will be invested in equity securities.
         In selecting investments, the Fund's Manager or sub-adviser seeks small or medium capitalization companies that it believes have earnings that may be expected to grow faster than the U.S. economy in general. These companies will typically possess one or more characteristics, including high quality management, a leading or dominant position in a product and a relatively high rate of return on invested capital. Income derived from securities of such companies is only an incidental consideration of the Fund.
         The Fund will primarily invest in common stocks although it may invest up to 35% of the value of its assets in convertible bonds, convertible preferred stock, warrants to purchase common stock, futures and options.
         The Fund may invest up to 15% of its assets in securities of foreign issuers.
         Delaware U.S. Growth Fund. This Fund's fundamental investment objective is to seek to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.
         The Manager or sub-adviser will seek investments in companies of all sizes that the Manager or sub-adviser believes have earnings that may be expected to grow faster than the U.S. economy in general. Such companies may offer the possibility of accelerated earnings growth because of management changes, new products or structural changes in the economy. In addition, those companies with relatively high rates of return on invested capital may be able to finance future growth from internal sources. Income derived from securities in such companies will be only an incidental consideration of the Fund.
         The Fund intends to invest primarily in common stocks believed by the Manager or sub-adviser to have appreciation potential. However, common stock is not always the class of security that provides the greatest possibility for appreciation. The Fund may invest up to 35% of its assets in debt securities, bonds, convertible bonds, preferred stock and convertible preferred stock. The Fund may also invest up to 10% of its assets in securities rated lower than Baa by Moody's Investors Service ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") if, in the opinion of the Manager, doing so would further the Fund's objective. Lower-rated or unrated securities, commonly referred to as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. See Risk Factors and Special Considerations for a description of the risks inherent in such securities and see Description of Security Ratings in Part B for a description of Moody's and S&P ratings.
         The Fund may invest up to 20% of its assets in foreign securities.

         Delaware World Growth Fund. This Fund's fundamental objective is to seek to maximize total return (capital appreciation and income) by investing primarily in equity securities of foreign issuers located in countries that the Fund's Manager or sub-adviser deems to have attractive investment opportunities. "Total return" refers to income plus realized and unrealized appreciation of the securities. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in securities of issuers located in at least three countries other than the United States. However, more than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country.
         The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization. The Fund may invest in securities of issuers located in a variety of different foreign regions and countries which includes, but is not limited to, the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and The United Kingdom. The relative strength or weakness of a particular country's currency or economy may dictate whether securities of issuers located in such country will be purchased or sold. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.
         The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Fund may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets and may invest in restricted or unlisted securities. In addition, the Fund's investments may include American Depository Receipts
(ADRs), American Depository Shares (ADSs) and securities of foreign investment funds or trusts to the extent permitted under the Fund's investment restrictions. See Risk Factors and Special Considerations -- Foreign Investments, below. For a complete list of the Fund's investment restrictions, see Investment Restrictions in Part B.
         The Fund may invest up to 20% of its assets in securities of companies located in, or governments of, developing countries. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. In addition, the Fund may be invested in short-term debt instruments to meet anticipated day-to-day operating expenses and liquidity requirements.
         Delaware New Pacific Fund. This Fund's fundamental investment objective is to seek to maximize long-term capital appreciation by investing primarily in equity securities of companies domiciled or having their principal business activities in countries located in the Pacific Basin.
         The Fund will invest in companies of varying size, measured by assets, sales and capitalization. The Fund will invest in companies in one or more of the following Pacific Basin countries:

         Australia         Pakistan
         China             Philippines
         Hong Kong         Singapore
         India             South Korea
         Indonesia         Sri Lanka
         Japan             Taiwan
         Malaysia          Thailand
         New Zealand

         The Fund may invest in companies located in other countries or regions in the Pacific Basin as those economies and markets become more accessible. The Fund will invest in other countries or regions only after the decision to do so is disclosed in an amendment to this Prospectus. Any amendment to this Prospectus containing such a material change will be delivered to investors. While the Fund will generally have investments in companies located in at least three different countries or regions, the Fund may from time to time have investments only in one or a few countries or regions.
         The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Fund may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets and may invest in restricted or unlisted securities.
         Under normal circumstances, at least 65% of the Fund's assets will be invested in equity securities of foreign issuers located in the Pacific Basin. The Fund may invest in securities of companies located in, or governments of, developing countries within the Pacific Basin. The Fund may invest up to 35% of its assets in securities of U.S. issuers. In addition, the Fund may be invested in short-term debt instruments to meet anticipated day-to-day operating expenses and liquidity requirements.

The Fixed-Income Funds
         Delaware Federal Bond Fund. This Fund's fundamental investment objective is to seek to maximize current income consistent with the preservation of capital by investing primarily in securities issued by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). Under normal conditions, at least 65% of the value of the Fund's total assets will be invested in U.S. Government Securities.
         Depending upon prevailing market conditions, the Fund may invest in U.S. Government Securities of varying maturities, ranging up to 40 years. U.S. Government Securities include certain mortgage-backed securities, such as Government National Mortgage Association Certificates. See Mortgage-Backed Securities under Implementation of Investment Objectives and Policies. As the Fund invests primarily in U.S. Government Securities, which are lower-risk securities, it may not achieve as high a level of income under all market conditions as would be the case if the Fund invested in higher yielding securities. Up to 35% of the Fund's assets may be invested in corporate bonds of U.S. companies, mortgage-backed securities and asset-backed securities that are rated at least Aa by Moody's or AA by S&P or, if not rated, are of comparable quality in the Manager's or sub-adviser's opinion. See Description of Security Ratings in Part B.
         Delaware Corporate Income Fund. This Fund's fundamental investment objective is to seek to provide a high level of current income consistent with preservation of capital by investing primarily in corporate bonds of U.S. companies that are rated at least Baa by Moody's or BBB by S&P or, if not rated, are of comparable quality in the opinion of the Manager or sub-adviser. See Description of Security Ratings in Part B.
         Maturities of the corporate bonds held by the Fund are expected to range from seven to 40 years, unless the Fund's Manager or sub-adviser believes that investing in corporate bonds with shorter or longer maturities would be appropriate in light of prevailing market conditions.

         The Fund may also invest up to 35% of its assets in preferred stock, corporate bonds and preferred stock convertible into or that carry the right to acquire common stock, corporate bonds that are not of investment grade quality, U.S. Government Securities, various mortgage-backed securities and asset-backed securities, common stock consistent with the Fund's objective, and bonds issued by foreign governments or foreign corporations, provided that no more than 10% of the Fund's assets will be invested in bonds issued by foreign governments or foreign corporations and no more than 10% of the Fund's assets will be denominated in any one foreign currency. The Fund will not invest more than 35% of its assets in bonds that are not of investment grade quality and will not invest in bonds rated below Caa by Moody's or CCC by S&P. Lower-rated or unrated securities, commonly referred to as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. See Risk Factors and Special Considerations for a description of the risks inherent in such securities and see Description of Security Ratings in Part B for a description of Moody's and S&P ratings.

Certain Investment Guidelines
         Illiquid Securities. Up to 10% of the assets of each Fund may be invested in securities that are not readily marketable, including, where applicable: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) certain instruments, futures contracts and options thereon for which there is no liquid secondary market; (4) certain over-the-counter options, as described in Part B; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) certain Rule 144A restricted securities (Rule 144A securities for which a dealer or institutional market exists will not be considered illiquid).
         Restricted Securities. The Delaware Enterprise, Delaware U.S. Growth, Delaware World Growth and Delaware New Pacific Funds may invest in restricted securities. Restricted securities are securities with legal or contractual restrictions on resale. Restricted securities eligible for resale pursuant to Rule 144A that have a readily available market will not be considered illiquid for purposes of the Funds' investment restriction concerning illiquid securities.
         Other Guidelines. In addition, each Fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. Each Fund may also borrow from banks for temporary or other emergency purposes, but not for investment purposes, in an amount up to one-third of its total assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of a Fund's total assets, the Fund will not purchase any securities. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of Directors. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of an affected Fund's outstanding shares (as well as other non-fundamental restrictions) is contained in Part B.

Risk Factors and Special Considerations
         Fixed-Income Securities. The market value of fixed-income obligations held by the Funds and, consequently, the net asset value per share of the Funds investing in fixed-income securities can be expected to vary inversely to changes in prevailing interest rates. When interest rates are falling, the inflow of net new money to a Fixed-Income Fund will likely be invested in instruments producing lower yields than the balance of assets in the Fund, thereby reducing current yields. In periods of rising interest rates, the opposite can be expected to occur. In addition, obligations purchased by the Delaware Corporate Income Fund that are rated in the lowest of the top four ratings (Baa by Moody's or BBB by S&P) are considered to have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. See Lower-Rated Securities, below.
         Foreign Investments. The Delaware World Growth Fund and the Delaware New Pacific Fund may invest substantially all of their assets in foreign investments. Certain of the Funds may invest the following percentages of their assets in foreign securities: the Delaware Enterprise Fund (15%), the Delaware U.S. Growth Fund (20%) and the Delaware Corporate Income Fund (10%). There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Although the Funds' Manager or sub-advisers do not intend to expose the Funds to such risks, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. When the Funds' Manager or sub-adviser believes that currency in which a Fund security or securities is denominated may suffer a decline against the United States dollar, it may hedge such risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Funds' portfolio securities denominated in such foreign currency.
         Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds hold various foreign currencies from time to time, the value of the net assets of the Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Funds are authorized to enter into certain foreign transactions. Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. The Manager and sub-advisers of the Funds attempt to manage exchange rate risk through active currency management.
         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of United States companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of United States issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Funds normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.
         The Delaware World Growth Fund and the Delaware New Pacific Fund may purchase foreign equity and debt securities that are listed on a principal foreign securities exchange or over-the-counter market, represented by American Depository Receipts (ADRs) or American Depository Shares (ADSs). An ADR or ADS facility may be either a "sponsored" or "unsponsored" arrangement. In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved and the ADR or ADS holders pay the fees of the depository. Depository banks arrange unsponsored ADR and ADS facilities, either upon their initiative or at the urging of large shareholders of or dealers in the foreign securities.
         Unsponsored ADRs or ADSs may involve more risk to the Fund than sponsored ADRs or ADSs due to the additional costs involved to the Fund, the relative illiquidity of the issue in U.S. markets, and the possibility of higher trading costs in the over the counter market as opposed to exchange-based trading. The Funds will take these and other risk considerations into account before making an investment in an unsponsored ADR or ADS.
         Investments in foreign securities offer potential benefits not available from investments in securities of domestic issuers. Such benefits include the opportunity to invest in securities that appear to offer greater potential for long-term capital appreciation than investments in domestic securities, and to reduce fluctuations in Fund value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.
         Lower-Rated Securities. The following Funds may invest the following percentages of their total assets in debt securities rated lower than Baa by Moody's or BBB by S&P: Delaware U.S. Growth Fund (10%) and Delaware Corporate Income Fund (35%). Prices for securities rated below investment grade may be affected by legislative and regulatory developments. Securities rated Ba\BB or lower are commonly referred to as "junk bonds". See Description of Security Ratings in Part B. As of February 1, 1996, the Delaware Corporate Income Fund held 9.35% of its total assets in securities rated BBB-, 1.89% of its total assets in securities rated BB and 1.37% of its total assets in securities rated BB-. All such ratings applied at the time of investment.
         Securities rated below investment grade as well as unrated securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers), and generally involve greater price volatility and risk of principal and income, and may be less liquid, than securities in higher rated categories. Both price volatility and illiquidity may make it difficult for the Fund to value certain of these securities at certain times and these securities may be difficult to sell under certain market conditions. Prices for securities rated below investment grade may be affected by legislative and regulatory developments.
         Borrowing. Each of the Funds may borrow money for temporary or emergency purposes in amounts not in excess of one-third of each Fund's total assets. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. None of the Funds, except for the Delaware Enterprise and Delaware U.S. Growth Funds, will purchase additional securities when money borrowed exceeds 5% of the Fund's total assets.
         Securities Lending. Each Fund may lend securities with a value of up to one-third of its total assets to broker-dealers, institutions and other persons as a means of earning additional income. Any such loan shall be continuously secured by collateral at least equal to 100% of the value of the security being loaned. If the collateral is cash, it may be invested in short-term securities, U.S. Government obligations or certificates of deposit. Each Fund will retain the evidence of ownership of any loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the Fund will receive interest on the loan. The loan will be terminable by the Fund at any time and will not be made to affiliates of the Fund, the Manager or the respective sub-adviser. The Fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of loans.
         If the other party to a securities loan becomes bankrupt, a Fund could experience delays in recovering its securities. To the extent that, in the meantime, the value of securities loans has increased, the Fund could experience a loss.
         Temporary Defensive Position. For temporary defensive purposes when the Manager or sub-adviser determines that market conditions warrant, each Fund may invest up to 100% of its assets in money market instruments. To the extent a Fund is engaged in a temporary defensive position, the Fund will not be pursuing its investment objective. Each Fund may also hold a portion of its assets in cash for liquidity purposes.
         Portfolio Turnover. The portfolio turnover rates for the Funds were as follows:


                  Period            Year
                  Ended             Ended
                  October           October
Fund              31, 1994          31, 1995
----              --------          --------

Delaware
Enterprise
Fund              120%               106%

Delaware
U.S. Growth
Fund              66%               58%

Delaware
World Growth
Fund              6%                9%

Delaware
New Pacific
Fund              104%              163%

Delaware
Federal Bond
Fund              366%              227%

Delaware
Corporate Income
Fund              185%              119%

         High turnover in any Fund could result in additional brokerage commissions to be paid by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See Dividends, Distributions and Taxes.

THE DELAWARE DIFFERENCE

PLANS AND SERVICES
         The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in the Delaware Group of funds.

SHAREHOLDER PHONE DIRECTORY

Investor Information Center
         800-523-4640
                  Fund Information
                  Literature
                  Price, Yield and
                      Performance Figures

Shareholder Service Center
         800-523-1918
                  Information on Existing
                      Regular Investment
                      Accounts and Retirement
                      Plan Accounts
                  Wire Investments
                  Wire Liquidations
                  Telephone Liquidations
                  Telephone Exchanges

Delaphone
         800-362-FUND
         (800-362-3863)

Shareholder Services
         During business hours, you can call the Delaware Group's Shareholder Service Center. Our representatives can answer any questions about your account, the Funds, the various service features and other funds in the Delaware Group.

Performance Information
         During business hours, you can call the
Investor Information Center for current performance information.

Delaphone Service
         Delaphone is an account inquiry service for investors with Touch-Tone(R) phone service. It enables you to get information on your account faster than the mailed statements and confirmations. Delaphone also provides current performance information on the Funds, as well as other funds in the Delaware Group. Delaphone is available seven days a week, 24 hours a day.

Statements and Confirmations
         You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.

Duplicate Confirmations
         If your financial adviser or investment dealer is noted on your investment application, we will send a duplicate confirmation to him or her. This makes it easier for your adviser to help you manage your investments.

Tax Information
         Each year, Adviser Funds, Inc. will mail to you information on the tax status of your dividends and distributions.

Dividend Payments
         Dividends, capital gains and other distributions are automatically reinvested in your account, unless you elect to receive them in cash. You may also elect to have the dividends earned in one fund automatically invested in another Delaware Group fund with a different investment objective, subject to certain exceptions and limitations.

         For more information, see Dividend Reinvestment Plan under How to Buy Shares - Additional Methods of Adding to Your Investment or call the Shareholder Service Center.

Exchange Privilege
         The Exchange Privilege permits shareholders to exchange all or part of their shares into shares of the other funds in the Delaware Group, subject to certain exceptions and limitations. For additional information on exchanges, see Investing by Exchange under How to Buy Shares and Redemption and Exchange.

Wealth Builder Option
         You may elect to have amounts in your account automatically invested in shares of other funds in the Delaware Group. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Class A, Class B and Class C Shares. See Redemption and Exchange.

Right of Accumulation
         With respect to Class A Shares, the Right of Accumulation feature allows you to combine the value of your current holdings of Class A Shares, Class B Shares and Class C Shares of a Fund with the dollar amount of new purchases of Class A Shares of that Fund to qualify for a reduced front-end sales charge on such purchases of Class A Shares. Under the Combined Purchases Privilege, you may also include certain shares that you own in other funds in the Delaware Group. See Buying Shares.

Letter of Intention
         The Letter of Intention feature permits you to obtain a reduced front-end sales charge on purchases of Class A Shares by aggregating certain of your purchases of Delaware Group fund shares over a 13-month period. See Classes of Shares and Part B.

12-Month Reinvestment Privilege
         The 12-Month Reinvestment Privilege permits you to reinvest proceeds from a redemption of Class A Shares within one year of the date of the redemption, without paying a front-end sales charge. See Part B.


Delaware Group Asset Planner
     Delaware Group Asset Planner is an asset allocation service that gives investors, working with a professional financial adviser, the ability to more easily design and maintain investments in a diversified selection of Delaware Group mutual funds. The Asset Planner service offers a choice of four predesigned allocation strategies (each with a different risk/reward profile) made up of separate investments in predetermined percentages of Delaware Group funds. With the guidance of a financial adviser, investors may also tailor an allocation strategy that meets their personal needs and goals. See How to Buy Shares under Classes of Shares.

MoneyLine Direct Deposit Service
         If you elect to have your dividends and
distributions paid in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See Dividends, Distributions and Taxes. In addition, you may elect to have your Systematic Withdrawal Plan payments transferred from your Fund account to your predesignated bank account through this service. See Systematic Withdrawal Plans under Redemption and Exchange. Your funds will normally be credited to your bank account two business days after the payment date. There are no fees for this service. You can initiate the MoneyLine Direct Deposit

Service by completing an Authorization Agreement. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. This service is not available for retirement plans.

Financial Information about the Funds
         Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about each Fund's investments and performance. Adviser Funds, Inc.'s fiscal year ends on October 31.

RETIREMENT PLANNING

         An investment in the Funds may be suitable for tax-deferred retirement plans. Among the retirement plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, Simplified Employee Pension Plans, 457 Deferred Compensation Plans and 403(b)(7) Deferred Compensation Plans.
         Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase the Institutional Class of each Fund. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center or see Part B.

Individual Retirement Account ("IRA")
         Individuals, even if they participate in an employer-sponsored retirement plan, may establish their own retirement program for investments in each of the Classes. Contributions to an IRA may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted, and in some cases eliminated, for individuals who participate in certain employer-sponsored retirement plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn on a tax-deferred basis.

Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         Offers employers with 25 or fewer eligible employees the ability to establish a SEP/IRA that permits salary deferral contributions. An employer may also elect to make additional contributions to this plan. Class B Shares are not available for purchase by such plans.

403(b)(7) Deferred Compensation Plan
         Permits employees of public school systems or of certain types of non-profit organizations to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

457 Deferred Compensation Plan
         Permits employees of state and local governments and certain other entities to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

Prototype Profit Sharing or Money Purchase Pension Plan
         Offers self-employed individuals, partnerships and corporations a tax-qualified plan which provides for the investment of contributions in Class A Shares or Class C Shares. Class B Shares are not available for purchase by such plans.

Prototype 401(k) Defined Contribution Plan
         Permits employers to establish a tax-qualified plan based on salary deferral contributions in Class A Shares or Class C Shares. Class B Shares are not available for purchase by such plans.
         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Group funds ("eligible Delaware Group fund shares"), as well as shares of designated classes of non-Delaware Group funds ("eligible non-Delaware Group fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.
         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Group and eligible non- Delaware Group fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Group fund shares. See Front-End Sales Charge Alternative - Class A Shares under Classes of Shares.
         Participants in Allied Plans may exchange all or part of their eligible Delaware Group fund shares for other eligible Delaware Group fund shares or for eligible non-Delaware Group fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Group and non-Delaware Group, which were not subject to a front-end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Group fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.
         A dealer's commission may be payable on purchases of eligible Delaware Group fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Group fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Front-End Sales Charge Alternative - Class A Shares under Classes of Shares.
         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described below under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares, apply to redemptions by participants in Allied Plans, except in the case of exchanges between eligible Delaware Group and non- Delaware Group fund shares. When eligible Delaware Group fund shares are exchanged into eligible non-Delaware Group fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

CLASSES OF SHARES

Alternative Purchase Arrangements
         Shares may be purchased at a price equal to the next determined net asset value per share, subject to a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase for Class A Shares ("front-end sales charge alternative"), or on a contingent deferred basis for Class B Shares ("deferred sales charge alternative") or Class C Shares ("level sales charge alternative").
         Class A Shares. An investor who elects the front-end sales charge alternative acquires Class A Shares. Class A Shares incur a sales charge when they are purchased but generally are not subject to any sales charge when they are redeemed. Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of .35% (currently, no more than .30% pursuant to Board action) of average daily net assets of such shares. Certain purchases of Class A Shares qualify for reduced front-end sales charges. See Front-End Sales Charge Alternative - Class A Shares, below. See also Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value and Distribution (12b-1) and Service.
         Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within six years of purchase. Class B Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for approximately eight years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. At the end of approximately eight years after purchase, the Class B Shares will automatically be converted into Class A Shares. See Automatic Conversion of Class B Shares, below. See Restructuring of the Funds under Management of the Funds for information concerning the CDSC schedule and conversion feature applicable to Class B Shares purchased on or before May 3, 1996.
         Class C Shares. An investor who elects the level sales charge alternative acquires Class C Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for the life of the investment. The higher 12b-1 Plan expenses paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. Unlike Class B Shares, Class C Shares do not convert to another class.
         The alternative purchase arrangements described above permit investors to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in a Fund with their investment being subject to a CDSC if they redeem shares within six years of purchase, or purchase Class C Shares and have the entire initial purchase amount invested in a Fund with their investment being subject to a CDSC if they redeem shares within 12 months of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses applicable to each Class. In comparing Class B Shares to Class C Shares, investors should also consider the desirability of an automatic conversion feature, which is available only for Class B Shares.

         As an illustration, investors who qualify for significantly reduced front-end sales charges on purchases of Class A Shares, as described below, might choose the front-end sales charge alternative because similar sales charge reductions are not available under either the deferred sales charge alternative or the level sales charge alternative. Moreover, shares acquired under the front-end sales charge alternative are subject to annual 12b-1 Plan expenses of up to .35% (currently, no more than .30% pursuant to Board action), whereas Class B Shares acquired under the deferred sales charge alternative are subject to annual 12b-1 Plan expenses of up to 1% for approximately eight years after purchase (see Automatic Conversion of Class B Shares) and Class C Shares acquired under the level sales charge alternative are subject to annual 12b-1 Plan expenses of up to 1% for the life of the investment. However, because front-end sales charges are deducted from the purchase amount at the time of purchase, investors who buy Class A Shares will not have their full purchase amount invested in the Fund.
         Other investors might determine it to be more advantageous to purchase Class B Shares and have all their money invested initially, even though they would be subject to a CDSC for up to six years after purchase and annual 12b-1 Plan expenses of up to 1% until the shares are automatically converted into Class A Shares. Still other investors might determine it to be more advantageous to purchase Class C Shares and have all of their funds invested initially, recognizing that they would be subject to a CDSC for just 12 months after purchase but that Class C Shares do not offer a conversion feature, so their shares would be subject to annual 12b-1 Plan expenses of up to 1% for the life of the investment. The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money.
         Prospective investors should refer to Appendix A to this Prospectus for an illustration of the potential effect that each of the purchase options may have on a long-term shareholder's investment.
         For the distribution and related services provided to, and the expenses borne on behalf of, a Fund, the Distributor and others will be paid, in the case of the Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of the Class B Shares and the Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A, Class B and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See 12b-1 Distribution Plans - Class A, Class B and Class C Shares.
         Dividends paid on Class A, Class B and Class C Shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B and Class C Shares will be borne exclusively by such shares. See Calculation of Offering Price and Net Asset Value Per Share.
         The NASD has adopted certain rules relating to investment company sales charges. Adviser Funds, Inc. and the Distributor intend to operate in compliance with these rules.

Front-End Sales Charge Alternative - Class A Shares
         Class A Shares of each Fund may be purchased at the offering price, which reflects a maximum front-end sales charge of 4.75%. See Calculation of Offering Price and Net Asset Value Per Share.
         Purchases of $100,000 or more carry a reduced front-end sales charge as shown in the following table.


                                                      Class A Shares
--------------------------------------------------------------------------------------------------------------------------

                                                                                                             Dealer's
                                                                                                            Commission***
                                           Front-End Sales Charge as % of                                      as % of
       Amount of Purchase         Offering                                                                   Offering
                                    Price                            Amount Invested**                         Price
--------------------------------------------------------------------------------------------------------------------------
                                                                                                  Delaware
                                            Delaware  Delaware   Delaware  Delaware    Delaware    Corpo-
                                              Enter-    U.S.       World      New       Federal     rate
                                              prise    Growth     Growth    Pacific      Bond      Income
                                              Fund      Fund       Fund      Fund        Fund       Fund
Less than $100,000                  4.75%     0.00%     0.00%      0.00%     0.00%       0.00%      0.00%      4.00%
$100,000 but under $250,000         3.75      0.00      0.00       0.00      0.00        0.00       0.00       3.00
$250,000 but under $500,000         2.50      0.00      0.00       0.00      0.00        0.00       0.00       2.00
$500,000 but under $1,000,000*      2.00      0.00      0.00       0.00      0.00        0.00       0.00       1.00

* There is no front-end sales charge on purchases of Class A Shares of $1 million or more but, under certain limited circumstances, a 1% Limited CDSC may apply upon redemption of such shares.

** Based on the net asset value per share of the Class A Shares as of the end of Adviser Funds, Inc.'s most recent fiscal year.

*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

--------------------------------------------------------------------------------
      Each Fund, as appropriate, must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by such Fund. Such reduced front-end sales charges are not retroactive.

      From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to .15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.
--------------------------------------------------------------------------------

      For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made, in accordance with the following schedule:

                                        Dealer's
                                       Commission
                                     (as a percent-
                                      age of amount
Amount of Purchase                     purchased)
------------------
Up to $2 million                          1.00%
Next $1 million up to $3 million           .75
Next $2 million up to $5 million           .50
Amount over $5 million                     .25

      In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies may be aggregated with those of the Class A Shares of a Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.
      An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.
      Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Combined Purchases Privilege
      By combining your holdings of Class A
Shares with your holdings of Class B Shares and/or Class C Shares of a Fund and shares of the other funds in the Delaware Group, except those noted below, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with ownership of variable insurance products may be combined with other Delaware Group fund holdings. Shares of other funds that do not carry a front-end sales charge or CDSC may not be included unless they were acquired through an exchange from a Delaware Group fund that does carry a front-end sales charge or CDSC.
      This privilege permits you to combine your purchases and holdings with those of your spouse, your children under 21 and any trust, fiduciary or retirement account for the benefit of such family members.
      It also permits you to use these combinations under a Letter of Intention. A Letter of Intention allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.
      Combined purchases of $1,000,000 or more, including certain purchases made at net asset value pursuant to a Right of Accumulation or under a Letter of Intention, may result in the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Shareholder Service Center about the operation of these features. See Front-End Sales Charge Alternative - Class A Shares, above.

Buying Class A Shares at Net Asset Value
         Class A Shares may be purchased at net asset value under the Delaware Group Dividend Reinvestment Plan and, under certain circumstances, the Exchange

Privilege and the 12-Month Reinvestment Privilege. (See The Delaware Difference and Redemption and Exchange for additional information.)
      [Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Group, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member.
      Purchases of Class A Shares may be made by clients of registered representatives of an authorized investment dealer at net asset value within six months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge has been assessed and the redemption of the investment did not result in the imposition of a contingent deferred sales charge or other redemption charge. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Group funds. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.
      Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.
      Each Fund, as appropriate, must be notified in advance that an investment qualifies for purchase of Class A Shares at net asset value.]

Group Investment Plans
      Group Investment Plans (e.g., SEP/IRA, SAR/SEP, Prototype Profit Sharing, Pension and 401(k) Defined Contribution Plans) may benefit from the reduced front-end sales charges available on Class A Shares set forth in the table on
page   , based on total plan assets. In addition, 403(b)(7) and 457 Retirement
Plan Accounts may benefit from a reduced front-end sales charge on Class A Shares based on the total amount invested by all participants in the plan by satisfying the following criteria: (i) the employer for which the plan was established has 250 or more eligible employees and the plan lists only one broker of record, or (ii) the plan includes employer contributions and the plan lists only one broker of record. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans will be aggregated to determine the applicable sales charge reduction on each purchase, both initial and subsequent, if, at the time of each such purchase, the company notifies the Fund in which it is investing that it qualifies for the reduction. Employees participating in such Group Investment Plans may also combine the investments held in their plan account to determine the front-end sales charge applicable to purchases in non-retirement Delaware Group investment accounts if, at the time of each such purchase, they notify the Fund in which they are investing that they are eligible to combine purchase amounts held in their plan account.
      For additional information on retirement plans, including plan forms, applications, minimum investments and any applicable account maintenance fees, contact your investment dealer or the Distributor.
      For other retirement plans and special services, see Retirement Planning.

Deferred Sales Charge Alternative - Class B Shares
      Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.
      Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Funds to sell Class B Shares without deducting a front-end sales charge at the time of purchase.
      Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Class B Shares described in this Prospectus, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for the Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary after purchase before the shares will automatically convert into Class A Shares. See Restructuring of the Fund under Management of the Funds concerning the conversion feature applicable to Class B Shares purchased on or before May 3, 1996.
      Class B Shares of a fund acquired through reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.
         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

Level Sales Charge Alternative - Class C Shares
      Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the Fund will invest the full amount of the investor's purchase payment. The Distributor currently anticipates compensating dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, however, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.
      Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.
         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Class C Shares described in this Prospectus. See Redemption and Exchange.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
      Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestments of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of either the Class B Shares or the Class C Shares of a Fund, as the case may be, even if those shares are later exchanged for shares of another Delaware Group fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.
      The following table sets forth the rates of the CDSC for the Class B Shares of the Funds:

                                             Contingent Deferred
                                              Sales Charge (as a
                                                 Percentage of
                                                 Dollar Amount
Year After Purchase Made                      Subject to Charge)
------------------------                      ------------------

      0-2                                           4%
      3-4                                           3%
      5                                             2%
      6                                             1%
      7 and thereafter                             None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, the Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares, above. See also Restructuring of the Fund under Management of the Funds for information concerning the CDSC schedule applicable to Class B Shares purchased on or before May 3, 1996. Investors are reminded that the Class A Shares into which the Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of .35% (currently, no more than .30% pursuant to Board action) of average daily net assets of such shares.

      In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.
      All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.
         The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange.

12b-1 Distribution Plans -- Class A, Class B and Class C Shares
      Under the distribution plans adopted by Adviser Funds, Inc. in accordance with Rule 12b-1 under the 1940 Act, Adviser Funds, Inc. is permitted to pay the Distributor annual distribution fees of up to .35% (currently, no more than .30% pursuant to Board action) of the average daily net assets of the Class A Shares and 1% of the average daily net assets of each of the Class B Shares and the Class C Shares. These fees, which are payable monthly, compensate the Distributor for providing distribution and related services and bearing certain expenses of each Class. The 12b-1 Plans applicable to the Class B Shares and the Class C Shares are designed to permit an investor to purchase these shares through dealers or brokers without paying a front-end sales charge while enabling the Distributor to compensate dealers and brokers for the sale of such shares. For a more detailed discussion of the 12b-1 Plans relating to the Class A, Class B, and Class C Shares, see Distribution (12b-1) and Service under Management of the Funds.

Other Payments to Dealers -- Class A, Class B and Class C Shares
      From time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits, as set by the Distributor, may receive from the Distributor an additional payment of up to .25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.
      Subject to pending amendments to the NASD's Rules of Fair Practice, in connection with the promotion of Delaware Group fund shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash commissions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the Securities and Exchange Commission. It is likely that the NASD's Rules of Fair Practice will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Rules of Fair Practice as they may be amended.

Classes Offered
      The following funds currently offer Class A, Class B and Class C Shares:
Delaware Group Delchester High-Yield Bond Fund, Inc., Delaware Group Government Fund, Inc., Limited-Term Government Fund of Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Tax-Free USA Fund, Tax-Free Insured Fund and Tax-Free USA Intermediate Fund of Delaware Group Tax-Free Fund, Inc., Delaware Group DelCap Fund, Inc., Delaware Fund and Devon Fund of Delaware Group Delaware Fund, Inc., Delaware Group Value Fund, Inc., Delaware Group Trend Fund, Inc., Decatur Income Fund and Decatur Total Return Fund of Delaware Group Decatur Fund, Inc., International Equity Fund, Global Bond Fund and Global Assets Fund of Delaware Group Global & International Funds, Inc., DMC Tax-Free Income Trust - Pennsylvania and each Fund. In addition, Delaware Group Cash Reserve, Inc. offers Consultant Class shares.
         U.S. Government Money Series of Delaware Group Limited-Term Government Funds, Inc. and Delaware Group Tax-Free Money Fund, Inc. offer only Class A and Consultant Class shares.

Institutional Classes
      In addition to offering the Class A, Class B and Class C Shares of each Fund, Adviser Funds, Inc. also offers an Institutional Class for each Fund (formerly referred to as Class D Shares), which is described in a separate prospectus and is available for purchase only by certain investors. Institutional Class shares generally are distributed directly by the Distributor and do not have a front-end sales charge, a CDSC or a Limited CDSC, and are not subject to 12b-1 plan distribution expenses. To obtain the prospectus that describes the Institutional Classes, contact the Distributor by writing to the address or by calling the telephone number listed on the back cover of this Prospectus.

HOW TO BUY SHARES

Purchase Amounts
      Generally, the minimum initial purchase is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of shares of any Class generally must be $100 or more. Shares purchased under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Minimum purchase requirements do not apply to retirement plans other than IRAs for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25, regardless of which class is selected.
      There is a maximum purchase limitation of $250,000 on each purchase of Class B Shares. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind that reduced front-end sales charges are available on investments of $100,000 or more in Class A Shares, and that Class A Shares (i) are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and (ii) generally are not subject to a CDSC. For retirement plans, the maximum purchase limitations apply only to the initial purchase of Class B Shares or Class C Shares by the plan.

Investing through Your Investment Dealer
         You can make a purchase of shares of the Funds through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, we can refer you to one.

Investing by Mail
1. Initial Purchases--An Investment Application or, in the case of a retirement account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to the specific Fund and Class selected at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the specific Fund and Class selected. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from Adviser Funds, Inc. Use of this investment slip can help expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.

Investing by Wire
      You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 0114-2596 (include your name(s) and your account number for the Class in which you are investing).

1. Initial Purchases--Before you invest, telephone the Shareholder Service Center to get an account number. If you do not call first, processing of your investment may be delayed. In addition, you must promptly send your Investment Application or, in the case of a retirement account, an appropriate retirement plan application, to the specific Fund and Class selected, at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You should advise the Shareholder Service Center by telephone of each wire you send.

      If you want to wire investments to a retirement plan account, call the Shareholder Service Center for special wiring instructions.

Delaware Group Asset Planner
      To invest in Delaware Group funds using the Delaware Group Asset Planner asset allocation service, you should complete a Delaware Group Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. As previously described, the Delaware Group Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Group funds or, with the help of a financial adviser, you may design a customized asset allocation strategy.
      The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service; however, only shares within the same class may be used within the same Strategy.
      An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30th of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30th. See Part B.
      Investors will receive a customized quarterly Strategy Report summarizing all Delaware Group Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.
      Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Investing by Exchange
      If you have an investment in another mutual fund in the Delaware Group, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus.
      Holders of Class A Shares may exchange all or part of their shares for certain of the shares of other funds in the Delaware Group, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of a Fund or of any other fund in the Delaware Group. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Group funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Group funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of the Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Fund.

      Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.
      See Retirement Planning for information on exchanges by participants in an Allied Plan.

Additional Methods of Adding to Your Investment
      Call the Shareholder Service Center for more information if you wish to use the following services:

1.    Automatic Investing Plan
      The Automatic Investing Plan enables you to make regular monthly investments without writing or mailing checks. You may authorize Adviser Funds, Inc. to transfer a designated amount monthly from your checking account to your Fund account. Many shareholders use this as an automatic savings plan. Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.
      This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

2.    Direct Deposit
      You may have your employer or bank make regular investments directly to your account for you (for example: payroll deduction, pay by phone, annuity payments). Each Fund also accepts preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.

                                      * * *

      Should investments by direct deposit or through an Automatic Investing Plan be reclaimed or returned for some reason, Adviser Funds, Inc. has the right to liquidate your Fund shares to reimburse the government or transmitting bank. If there are insufficient funds in your account, you are obligated to reimburse the Fund.

3.    Wealth Builder Option
      Shareholders can use the Wealth Builder Option to invest in a Fund through regular liquidations of shares in their accounts in other funds in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above.
      Shareholders may elect to invest in other mutual funds in the Delaware Group through our Wealth Builder Option. Under this automatic exchange program, shareholders can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from their Fund account and invested automatically into an account in one or more funds in the Delaware Group. If, in connection with the Wealth Builder Option, a shareholder wishes to open a new account in such other fund or funds to receive the automatic investment, such new account must meet such other fund's minimum initial purchase requirements. Investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.
         Shareholders can terminate their participation at any time by written notice to their Fund. See Redemption and Exchange.

      This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

4.    Dividend Reinvestment Plan
      You can elect to have your distributions
(capital gains and/or dividend income) paid to you by check or reinvested in your account. Or, you may invest your distributions in certain other funds in the Delaware Group, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.
      Reinvestments of distributions into Class A Shares of a Fund or of other Delaware Group funds are made without a front-end sales charge. Reinvestments of distributions into Class B Shares of a Fund or of other Delaware Group funds or into Class C Shares of a Fund or of other Delaware Group funds are also made without any sales charge and will not be subject to a CDSC if later redeemed. See Automatic Conversion of Class B Shares under Classes of Shares for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.
      Holders of Class A Shares of a Fund may not reinvest their distributions into Class B Shares or Class C Shares of any fund in the Delaware Group, including the Funds. Holders of Class B Shares of a Fund may reinvest their distributions only into Class B Shares of the funds in the Delaware Group which offer that class of shares (the "Class B Funds"). Similarly, holders of Class C Shares of a Fund may reinvest their distributions only into Class C Shares of the funds in the Delaware Group which offer that class of shares (the"Class C Funds"). See Classes Offered under Classes of Shares for a list of the funds offering those classes of shares. For more information about reinvestments, call the Shareholder Service Center.

Purchase Price and Effective Date
         The offering price and net asset value of the Class A, Class B and Class C Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.
      The effective date of a purchase made through an investment dealer is the date the order is received by the Fund in which the shares are being purchased. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.

The Conditions of Your Purchase
         Each Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. Each Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.
      Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that have remained below the minimum stated account balance for a period of three or more consecutive months.

Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund in which the account is held will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.
      Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

REDEMPTION AND EXCHANGE

      You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. See Taxes. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in the Delaware Group will best meet your changing objectives and the consequences of any exchange transaction. You may also call the Delaware Group directly for fund information.
      All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.
      Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. Redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined, as noted above, will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B or Class C Shares, or, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC.
      Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund you want to receive the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.
      Each Fund will honor written redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. Telephone redemptions for shares recently purchased by check will not be honored unless the Fund involved is reasonably satisfied that the purchase check has cleared. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

      There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for transfers involving assets that were previously invested in a fund with a front-end sales charge and/or transfers involving the reinvestment of dividends.
      Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for Class B Shares of other Class B Funds or Class C Shares of other Class C Funds, as applicable (in each case, "New Shares"), will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Prospectus and any CDSC assessed upon redemption will be charged by the Fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, such Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in the New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares for a longer period of time than if the investment in the New Shares were made directly. See Restructuring of the Funds under Management of the Funds for the CDSC schedule and the conversion feature applicable to Class B Shares purchased on or before May 3, 1996.
      Various redemption and exchange methods are outlined below. Except for the CDSC applicable to certain redemptions of Class B Shares and Class C Shares and the Limited CDSC applicable to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by either Fund or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.
      All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund to which the authorization relates or its agent.

Written Redemption
      You can write to each Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.
      Payment is normally mailed the next business day, but no later than seven days, after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B or Class C Shares.

Written Exchange
      You may also write to each Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.
      The Telephone Redemption-Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such service available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.
      Neither the Funds nor the Funds' Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
      The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day, but no later than seven days, after receipt of the request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption. If you ask for a check, it will normally be mailed the next business day, but no later than seven days, after receipt of your request to your predesignated bank account. Except for any CDSC which may be applicable to Class B and Class C Shares and the Limited CDSC which may be applicable to certain Class A Shares, there are no fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.
      If expedited payment by check or wire could adversely affect a Fund, such Fund may take up to seven days to pay.

Telephone Exchange
      The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into any fund in the Delaware Group under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

Systematic Withdrawal Plans
1.    Regular Plans
      This plan provides shareholders with a consistent monthly (or quarterly) payment. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. With accounts of at least $5,000, you may elect monthly withdrawals of $25 (quarterly $75) or more. The Funds do not recommend any particular monthly amount, as each shareholder's situation and needs vary. Payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine Direct Deposit Service. Except for the Limited CDSC which may be applicable to Class A Shares and the CDSC which may be applicable to Class B and Class C Shares as noted below, there are no fees for this redemption method. See MoneyLine Direct Deposit Service under The Delaware Difference for more information above this service.

2.    Retirement Plans
         For shareholders eligible under the applicable retirement plan to receive benefits in periodic payments, the Systematic Withdrawal Plan provides you with maximum flexibility. A number of formulas are available for calculating your withdrawals, depending upon whether the distributions are required or optional. Withdrawals must be for $25 or more; however, no minimum account balance is required. The MoneyLine service described above is not available for retirement plans.
                                      * * *
      Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.
      Redemptions of Class A Shares via a Systematic Withdrawal Plan may be subject to a Limited CDSC if the original purchase was made at net asset value within the 12 months prior to the withdrawal and a dealer's commission has been paid on that purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below.
      With respect to Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan, any applicable CDSC will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than 12% of the account balance. If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares, below.
         For more information on Systematic Withdrawal Plans, call the Shareholder Service Center.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
      A Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission previously described. See Buying Shares.
      The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed; or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Group fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.
      Redemptions of such Class A Shares held for more than 12 months will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Group fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the 12-month holding period. The Limited CDSC is assessed if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.
      In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge--Class A Shares
      The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended ("the Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) distributions from a section 403(b)(7) Plan or an IRA due to death, disability, or attainment of age 59 1/2; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and
(vi) above pursuant to a systematic withdrawal plan; and (viii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Classes of Shares).

Waiver of Contingent Deferred Sales Charge--Class B and Class C Shares
      [The CDSC is waived on redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA or 403(b)(7) Deferred Compensation Plan; (iii) required minimum distributions from an IRA, 403(b)(7) Deferred Compensation Plan, or 457 Deferred Compensation Plan; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.
      The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, 403(b)(7) Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or 401(k) Defined Contribution Plan;
(iii) required minimum distributions from an IRA, 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution Plan; (iv) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) distributions from an IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.
      In addition, the CDSC will be waived on Class B and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.]

DIVIDENDS, DISTRIBUTIONS AND TAXES

      The tax discussion set forth below is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund.
      The Fixed-Income Funds accrue dividends from net investment income and usually distribute such accrued dividends to shareholders monthly. The Equity Funds declare dividends from net investment income and usually distribute such accrued dividends to shareholders at least annually. All capital gains, if any, are distributed annually, usually in December. When a capital gain dividend is declared, the net asset value per share is reduced by the amount of the dividend. Investors considering buying shares of one of the Funds just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.
      Both dividends and distributions, if any, are automatically reinvested in your account at net asset value unless you elect otherwise. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value, and the dividend option may be changed from cash to reinvest. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See MoneyLine Direct Deposit Service under The Delaware Difference for more information about this service.
      Each Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Code. In any fiscal year in which each Fund so qualifies and distributes to shareholders its net investment income and net realized capital gains, each Fund will be relieved of federal income tax. It is each Fund's policy to distribute to the shareholders all of its net investment income and capital gains realized during each fiscal year.
      Under current law for each of the Funds, dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to shareholders as ordinary income, regardless of how long shareholders have held their Fund shares or whether such dividends and distributions are received in cash or reinvested in additional Fund shares. Distributions of net realized long-term capital gains will be taxable to shareholders as long-term capital gains, regardless of how long shareholders have held Fund shares and whether such distributions are received in cash or are reinvested in additional Fund shares. The per share dividends and distributions on Class A Shares will be higher than the per share dividends and distributions on Class B and Class C Shares as a result of lower distribution fees applicable to Class A Shares. Furthermore, as a general rule, a shareholder's gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held the shares for more than one year and will be a short-term capital gain or loss if the shareholder has held the shares for one year or less. Some of the Funds' dividends declared from net investment income may qualify for the federal dividends-received deduction for corporations. The investor will be notified each year as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes.

      A portion of each Fund's income, including income from repurchase agreements and gains from options and futures transactions may be taxable to shareholders as ordinary income. Long-term capital gains from options and futures transactions may be taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long term capital gains, regardless of the length of time a shareholder has owned shares. Short-term capital gains and other taxable income distributions are taxable as ordinary income.
      Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Fund and received by the shareholder on December 31 of the year declared.
      If an investor has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified a Fund that the taxpayer identification number listed on the investor's account is incorrect according to their records or that the investor is subject to backup withholding, federal law generally requires the Fund to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to the investor's federal tax liability; a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.
      The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Classes of Shares.
      In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes. Shares of each Fund are exempt from Pennsylvania county personal property taxes.
      Certain Funds may be required to pay withholding and other taxes imposed by foreign countries in connection with their investments outside the U.S. generally at rates from 10% to 40%, which would reduce these Funds' investment income.
      Certain income received by the Delaware World Growth and Delaware New Pacific Funds may be subject to foreign taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may elect to treat any foreign taxes paid by it as paid by its shareholders. If a Fund makes this election, its shareholders will generally be required to include in income their respective pro rata positions in computing their taxable income or, alternatively, to claim foreign tax credits (subject, in either case, to certain limitations). Each year that a Fund makes such an election, it will report to its shareholders the amount per share of foreign taxes it has elected to have treated as paid by its shareholders.
      See Dividends, Distributions and Taxes in Part B for additional information on tax matters relating to each Fund and its shareholders.

CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE

      The NAV per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Portfolio securities for which market quotations are available are priced at market value. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by Adviser Funds, Inc.'s Board of Directors. See Net Asset Value in Part B.
      Class A Shares are purchased at the offering price per share, while Class B Shares and Class C Shares are purchased at the net asset value ("NAV") per share. The offering price per share of Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges.
      The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.
      The net asset values of all outstanding shares of each class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in that Fund represented by the value of shares of such classes, except that the Institutional Classes will not incur any distribution fees under the 12b-1 Plans and the Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective 12b-1 Plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the net asset value of each class of a Fund will vary.

MANAGEMENT OF THE FUNDS

Directors
      The business and affairs of Adviser Funds, Inc. are managed under the direction of its Board of Directors. Part B contains additional information regarding the directors and officers.

Investment Manager
      The Manager furnishes investment management services to each Fund.
      The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On _______________, 199_, the Manager and its affiliate, Delaware International Advisers Ltd., were supervising in the aggregate more than $00 billion in assets in the various institutional (approximately $00,000,000,000) and investment company (approximately $00,000,000,000) accounts.
      The Manager is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). In turn, DMH is a wholly-owned subsidiary of and subject to the ultimate control of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.
      The Manager administers the affairs of and is ultimately responsible for the investment management of each of the Funds under separate Investment Management Agreements with Adviser Funds, Inc. on behalf of each Fund dated
May [3], 1996.
      Investment Management Agreements. The Investment Management Agreements were approved by the Board of Directors of Adviser Funds, Inc., including a majority of the Directors who are not "interested persons" of Adviser Funds, Inc., on February 23, 1996 and approved by the respective shareholders of the Funds at a shareholder meeting held on May 3, 1996. See Restructuring of the Funds, below.
      Under the Investment Management Agreements, the Manager receives advisory fees monthly based upon each Fund's average daily net assets at the following annual rates:

               Delaware Enterprise Fund                       .80%
               Delaware U.S. Growth Fund                      .70%
               Delaware World Growth Fund                    1.10%
               Delaware New Pacific Fund                      .80%
               Delaware Federal Bond Fund                     .30%
               Delaware Corporate Income Fund                 .30%

      The Manager elected voluntarily to waive that portion, if any, of its investment advisory fees and to reimburse a Fund's expenses to the extent necessary to ensure that a Fund's expenses do not exceed the amounts noted under Summary of Expenses.
      The advisory fees for the Delaware Enterprise, Delaware World Growth and Delaware New Pacific Funds, while higher than the advisory fees paid by other mutual funds in general, are comparable to fees paid by other mutual funds with similar objectives and policies.
      For the fiscal year ended October 31, 1995, the following investment management fees based on a percentage of a Fund's average daily net assets (before reimbursement) were paid to Lincoln Investment Management, Inc. ("LIM"), the investment manager to the Funds prior to the close of business on May 3, 1996:

               Delaware Enterprise Fund                       .80%
               Delaware U.S. Growth Fund                      .70%
               Delaware World Growth Fund                    1.10%
               Delaware New Pacific Fund                     1.10%
               Delaware Federal Bond Fund                     .30%
               Delaware Corporate Income Fund                 .30%

      Securities regulations of various states in which the Funds intend to have shareholders may provide that, if expenses borne by a Fund in any fiscal year exceed certain limitations, the Manager must reimburse the Fund for any such excess at least annually and prior to publication of the Fund's annual report.

      The percentage limitation includes the advisory fee but excludes interest, taxes, a portion of a Fund's service and distribution fee, a portion of a Fund's custody fee attributable to investments in foreign securities, brokerage fees and, where permitted, extraordinary expenses. These expense limitations may be raised or lowered from time to time. Under present state regulations, the most restrictive limitation of state securities commissions is: 2 1/2% of the first $30,000,000 of average net assets of a Fund, 2% of the next $70,000,000 of average net assets and 1 1/2% of average net assets in excess of $100,000,000 during the applicable year. During any year the Manager will be bound by the most stringent applicable requirements of any state in which a Fund has registered its shares for sale.
      The Investment Management Agreements will continue in effect for a period of two years from the date of their execution, and will continue annually thereafter if approved by a vote of a majority of the Directors who are not interested persons of Adviser Funds, Inc. or the Manager, at a meeting called for the purpose of voting on such approval. The Investment Management Agreements may be terminated without penalty at any time (1) on 60 days' written notice, by vote of a majority of the Board of Directors of Adviser Funds, Inc., (2) on 60 days' written notice, by vote a majority of the outstanding voting securities of the Funds, or (3) on 60 days' written notice by the Manager. The Investment Management Agreements terminate automatically in the event of "assignment". The terms "assignment," "majority of outstanding voting securities" and "interested person" are as defined in the 1940 Act.

Investment Sub-Advisers
      Pursuant to a sub-advisory agreement with the Manager (the "Sub-Advisory Agreement" or, collectively, the "Sub-Advisory Agreements"), each Fund's sub-adviser participates in the management of its respective Fund's assets, is responsible for the day-to-day investment management of the Fund, makes investment decisions for the Fund in accordance with the Fund's investment objective and places orders on behalf of the Fund to effect the investment decisions made. The Manager continues to have responsibility for all investment advisory services in connection with the management of the Funds pursuant to the Investment Management Agreement and supervises the sub-advisers' performance of such services. Each of the sub-advisers uses a team of Fund managers to provide the advisory services pursuant to the Sub-Advisory Agreements.
      The sub-advisers receive subadvisory fees from the Manager for their services calculated in accordance with the schedule set forth below. The Funds do not pay any fees to the sub-advisers.

Fund                            Sub-Adviser                    Annual Fee
----                            -----------                    ----------

Delaware
U.S.
Growth Fund                     Lynch Mayer, Inc.              .40%

Delaware
World                           Walter Scott &
Growth Fund                     Partners Limited               .80%

Delaware
New Pacific                     John Govett &
Fund                            Company Limited                .80%

Delaware
Corporate
Income                          Lincoln Investment
Fund                            Management, Inc.               .30%

Delaware
Federal
Bond                            Lincoln Investment
Fund                            Management, Inc.               .30%

Delaware
Enterprise
Fund                            Lynch & Mayer, Inc.            .50% on the
                                                               first $150
                                                               million and
                                                               .35% on
                                                               assets over
                                                               $150
                                                               million

      The following registered investment advisers act as sub-advisers (the "Sub-Advisers" or individually the "Sub-Adviser") to the Manager with respect to the management of the assets of the Funds as indicated below.
      LIM, Sub-Adviser to the Manager with respect to management of the assets of the Delaware Corporate Income Fund and the Delaware Federal Bond Fund, 200 East Berry Street, Fort Wayne, Indiana 46802, is an indirect, wholly-owned subsidiary of Lincoln National and an affiliate of the Manager. LIM acts as investment adviser to several registered investment companies in addition to those Funds. LIM also provides investment services to Lincoln National and its principal subsidiaries and acts as investment adviser to the other clients. As of December 31, 1995, LIM had total assets under management in excess of $37 billion.
      Lynch & Mayer, Inc., Sub-Adviser to the Manager with respect to management of the assets of the Delaware Enterprise Fund and the Delaware U.S. Growth Fund, 520 Madison Avenue, New York, New York 10022, is an indirect, wholly-owned subsidiary of Lincoln National and an affiliate of the Manager. Lynch & Mayer provides investment advice to pension funds, foundations, endowments, trusts and high net worth individuals and families and had assets under management, as of December 31, 1995, in excess of $6.6 billion.
      Walter Scott & Partners Limited, Sub-Adviser to the Manager with respect to management of the assets of the Delaware World Growth Fund, Millburn Tower, Gogar, Edinburgh, Scotland EH12 9BS, provides investment advice to pension funds and foundations and had assets under management, as of December 31, 1995, in excess of $2.0 billion.
      John Govett & Company Limited, Sub-Adviser to the Manager with respect to management of the assets of the Delaware New Pacific Fund, Shackleton House, 4 Battlebridge Lane, London, England SE1 2HR, provides investment advice to investment trusts, investment companies, mutual funds and pension funds and had assets under management, as of December 31, 1995, of $5.1 billion.

Custodian

----------------------------------------

----------------------------------------
serves as Custodian for each of the Funds and, in that capacity, has custody of the Funds' securities. Its mailing address is

----------------------------------------.

----------------------------------------
is not involved in the investment decisions made with respect to the Funds.

Execution of Fund Transactions
      Each Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or its advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, each Fund may consider a broker/dealer's sales of Fund shares in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees.
         [Affiliates of the Manager, such as Lynch & Mayer, Inc., may act as a broker or futures commission merchant for Adviser Funds, Inc., provided that the commissions, fees or other remuneration it receives are fair and reasonable. See Execution of Fund Transactions in Part B.]

Performance Information
      From time to time, each Fund may quote total return performance or yield (if applicable) of its Classes in advertising and other types of literature.
      Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value and: (i) in the case of Class A Shares, the impact of the maximum front-end sales charge at the beginning of each specified period; and (ii) in the case of Class B Shares and Class C Shares, the deduction of any applicable CDSC at the end of the relevant period. Each presentation will include the average annual total return for one-, five- and ten-year periods, as relevant. Each Fund may also advertise aggregate and average total return information concerning a Class over additional periods of time. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC. In this case, such total return information would be more favorable than total return information which includes deductions of the maximum front-end sales charge or any applicable CDSC.
      The current yield for a Class will be calculated by dividing the annualized net investment income earned by that Class during a recent 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.
      Because securities prices fluctuate, investment results of the Classes will fluctuate over time and past performance should not be considered as a representation of future results.

Distribution (12b-1) and Service
         The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), serves as the national distributor for each Fund under separate Distribution Agreements dated September 25, 1995.
      Adviser Funds, Inc. has adopted a separate distribution plan under Rule 12b-1 for each of the Class A Shares, the Class B Shares and the Class C Shares (the "Plans"). Each Plan permits the Fund to which it relates to pay the Distributor from the assets of its respective Classes a monthly fee for the Distributor's services and expenses in distributing and promoting sales of shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others.
      The 12b-1 Plan expenses relating to each of the Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.
      Under the Plans, the aggregate fees paid a Fund from the assets of its respective Classes to the Distributor and others under the Plans may not exceed
 .35% of the Class A Shares' average daily net assets in any year, and 1% (.25% of which are service fees to be paid by such Fund to the Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and the Class C Shares' average daily net assets in any year. The Class A, Class B and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval. The Distributor may, however, incur additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes.

      Although the maximum fee payable under the Plan relating to each of the Class A Shares is .35% of average daily net assets, the Board of Directors has determined that the annual fee payable on a monthly basis, under such Plan, will be equal to .30% of average daily net assets.
      Adviser Funds, Inc.'s Plans do not apply to the Institutional Classes of shares. Those shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of the Institutional Classes.
      While payments pursuant to the Plans may not exceed .35% annually with respect to the Class A Shares and 1% annually with respect to each of the Class B Shares and the Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The monthly fees paid to the Distributor are subject to the review and approval of Adviser Funds, Inc.'s unaffiliated directors who may reduce the fees or terminate the Plans at any time.
      In connection with the promotion of Class A, Class B and Class C Shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, each Fund may make payments from the assets of its respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of such Classes, pursuant to service agreements with Adviser Funds, Inc. See Other Payments to Dealers -- Class A, Class B and Class C Shares under Classes of Shares.
      The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund under separate Agreements dated September 25, 1995. The directors annually review service fees paid to the Transfer Agent.
      The Distributor and the Transfer Agent are also indirect, wholly-owned subsidiaries of DMH and Lincoln National.

Expenses
      Each Fund is responsible for all of its own expenses other than those borne by the Manager under its Investment Management Agreements and those borne by the Distributor under its Distribution Agreements. For the fiscal year ended October 31, 1995, the ratios of expenses to average daily net assets for each Class were as follows:

                                      Class   Class   Class
                                         A       B       C
                                     Shares  Shares  Shares
                                     ------  ------  ------

Delaware Enterprise Fund              1.85%   2.50%   2.50%
Delaware U.S. Growth Fund             1.85%   2.50%   2.50%
Delaware World Growth Fund            1.85%   2.50%   2.50%
Delaware New Pacific Fund             1.85%   2.50%   2.50%
Delaware Federal Bond Fund            1.25%   1.90%   1.85%
Delaware Corporate Income Fund        1.25%   1.90%   1.90%

The expense ratio of each Class reflects the impact of its 12b-1 Plan and the fee waiver and reimbursements in effect on October 31, 1995. See Summary of Expenses for current fee waivers and reimbursements.

Restructuring of the Funds

         Until May 3, 1996, Adviser Funds, Inc. consisted of nine series of shares (the six current Funds as well as three other funds) and was named the Lincoln Advisor Funds, Inc. ("LAF"). On February 23, 1996, the LAF's Board of

Directors approved a restructuring to integrate fully the LAF into the Delaware Group of funds. The restructuring provided, among other things, for the liquidation of three funds, other than the Funds; the appointment of Delaware Management Company, Inc. as the investment manager of each of the Funds; the appointment of the sub-advisers described in this Prospectus; the changes in the names as follows: Lincoln Enterprise Portfolio to Delaware Enterprise Fund; Lincoln U.S. Growth Portfolio to Delaware U.S. Growth Fund; Lincoln World Growth Portfolio to Delaware World Growth Fund; Lincoln New Pacific Portfolio to Delaware New Pacific Fund; Lincoln Government Income Portfolio to Delaware Federal Bond Fund; and Lincoln Corporate Income Portfolio to Delaware Corporate Income Fund; and the change of the LAF to Delaware Group Adviser Funds, Inc. The liquidations were completed on _____________, 1996 and following required shareholder approval of the investment management and sub-advisory arrangements at a meeting of shareholders held on May 3, 1996, the restructuring was consummated.
      In accordance with the restructuring, the front-end sales charges for and 12b-1 Plan distribution fees assessable against Class A Shares and the contingent deferred sales charge schedule for Class B Shares, as well as its feature for conversion to Class A Shares, have been modified to be made consistent with the charges, fees and features that generally apply to all other Delaware Group funds. The charges and fees previously applicable to the Class C Shares have not been changed.
      Beginning May 6, 1996, the charges, fees and features described in this Prospectus will apply to the respective shares, except for Class B Shares purchased before that date. Class B Shares purchased prior to May 6, 1996 will continue to be subject to the following contingent deferred sales charge schedule if redemptions are made during the time periods described: within the first year after purchase (5.0%); within the second year after purchase (4.0%); within the third year after purchase (4.0%) within the fourth year after purchase (3.0%); within the fifth year after purchase (2.0%) within the sixth year after purchase (1.0%); and, thereafter, none. In addition, Class B Shares purchased prior to May 6, 1996 still will convert to Class A Shares after the expiration of approximately six years after purchase. Class B Shares purchased with reinvested dividends whether effected before or after May 6, 1996, will be aggregated and converted pro rata with other Class B Shares.

Other Shareholder Matters
      All shares of Adviser Funds, Inc. have equal voting rights and are entitled to one vote per share with proportional voting for fractional shares. As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as fewer than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors in office will call a shareholders meeting for election of Directors. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of Adviser Funds, Inc.'s outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business. The shares do not have cumulative voting rights. Accordingly, the holders of a majority of the shares voting for the election of directors can elect all the Directors. Shares of Adviser Funds, Inc., when issued, will be fully paid and non-assessable.
      In matters which only affect a particular Fund, the matter shall have been effectively acted upon by a majority vote of that Fund even though: (1) the matter has not been approved by a majority vote of any other Fund; or (2) the matter has not been approved by a majority vote of Adviser Funds, Inc.

      In addition to Class A Shares, Class B Shares and Class C Shares, each Fund also offers an Institutional Class of shares. Shares of each class represent proportionate interests in the assets of the respective Fund and have the same voting and other rights and preferences as the other classes of that Fund, except that shares of the Institutional Classes are not subject to, and may not vote on matters affecting, the 12b-1 Plans relating to the Classes. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, the Class B Shares may vote on any proposal to increase materially the fees to be paid by a Fund under the 12b-1 Plan relating to the Class A Shares.
      Initial investments into Adviser Funds, Inc. were made by American States Insurance Company ("ASI") and Lincoln National Life Insurance Company ("LNLIC"), both affiliates of the Manager. As of February 1, 1996, ASI held 73% of the outstanding shares of Delaware Enterprise Fund A Class and 90% of the outstanding shares of Delaware U.S. Growth Fund A Class, LNLIC held 84% of the outstanding shares of Delaware World Growth Fund A Class, 84% of the outstanding shares of Delaware New Pacific Fund A Class, 98% of the outstanding shares of Delaware Federal Bond Fund A Class and 95% of the outstanding shares of Delaware Corporate Income Fund A Class. Subject to certain limited exceptions, there are no limitations on the Lincoln National Corporation affiliates' ability to redeem the shares of the Adviser Funds, Inc. and they may do so at any time.

General Information

Shareholder Services
      Shareholder servicing, reporting and general shareholder services functions for each Fund are performed by Delaware Service Company, Inc., which maintains its offices at 1818 Market Street, Philadelphia, PA 19103.

Independent Accountants
      Adviser Funds, Inc.'s independent accountants are Coopers & Lybrand L.L.P., [One Post Office Square, Boston, Massachusetts 02109]. Coopers & Lybrand L.L.P. conducts an annual audit of each Fund and consults with the Fund and each Fund as to matters of accounting, regulatory filings and federal and state income taxation.

IMPLEMENTATION OF INVESTMENT OBJECTIVES AND POLICIES

      In attempting to achieve their investment objectives and policies, the Funds may employ, among others, one or more of the strategies set forth below.

Convertible Securities
      The Funds may invest in securities that either have warrants or rights attached or are otherwise convertible into other or additional securities. A convertible security is typically a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation attendant upon a market price advance in the common stock underlying the convertible security. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

U.S. Government Securities
      All of the Funds may invest in securities of the U.S. Government. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates and Federal Housing Administration debentures). For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity are deemed to be free of credit risk for the life of the investment.
      Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

Mortgage-Backed Securities
      The Delaware Corporate Income and Delaware Federal Bond Funds may invest in various types of mortgage-backed securities. Mortgage-backed securities may be issued by governmental agencies (such as the Government National Mortgage Association ("GNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC")), by the Federal National Mortgage Association ("FNMA"), which is a federally chartered and privately-owned corporation, or by private financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities).
      Most mortgage-backed securities, including the securities issued by GNMA, FHLMC and FNMA, are so-called "pass-through" securities representing interests in a pool of underlying mortgage loans, on which the regular interest and principal payments (including any prepayments) are passed through to the holder of the securities. Although the mortgage loans in a pool will have stated maturities of up to 30 years, due to both normal principal repayment and prepayments, the average effective maturities of these securities will vary and will tend to be shorter than those of the underlying mortgages. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, these securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. Like other fixed-income investments, the value of mortgage-related securities will tend to rise when interest rates fall and to fall when interest rates rise. Their value may also change due to changes in the market's perception of the creditworthiness of the entity that issues or guarantees them. For additional information regarding mortgage-backed securities, see Part B.
      U.S. Government securities may be acquired by the Funds in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book-entry records of the Federal Reserve Banks.
      In addition, the Funds may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("Trs"), ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.
      The Funds may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.
      The U.S. Government securities in which the Funds invest do not, in general, have as high a yield as more speculative securities or securities not supported by the U.S. Government or its agencies or instrumentalities. When interest rates increase, the value of debt securities and shares of the Funds can be expected to decline.

Asset-Backed Securities
      The Delaware Federal Bond and Delaware Corporate Income Funds may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of motor vehicle installment purchase obligations, credit card receivables, other financial receivables and home equity loans. See Part B.

Repurchase Agreements
      The Funds may enter into repurchase
agreements, under which a Fund buys a security (typically a U.S. Government security or other money market security) and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the Adviser Funds, Inc.'s Custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by the Manager and/or sub-adviser. A Fund only will enter into repurchase agreements involving securities in which it could otherwise invest and with banks, brokers or dealers deemed by the Board of Directors to be creditworthy. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.
      The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the Delaware Group funds jointly to invest cash balances. The Funds may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

When-Issued Securities and Firm Commitment Agreements
      All of the Funds may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. A Fund as a purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Funds may invest in when-issued securities in order to take advantage of securities that may be especially under or over valued when trading on a when-issued basis.
      Each Fund will segregate liquid assets such as cash, U.S. Government securities or other appropriate high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of a Fund's portfolio securities decline while Adviser Funds, Inc. is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The Funds will not borrow money to settle these transactions and, therefore, will liquidate other Fund securities in advance of settlement if necessary to generate additional cash to meet their obligations thereunder.

Money Market Instruments

         All of the Funds may invest in money market instruments without limit for temporary or defensive purposes. These are shorter- term debt securities generally maturing in one year or less which include (1) commercial paper (short-term notes up to 9 months issued by corporations or governmental bodies),
(2) commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less), (4) variable rate demand notes, short-term tax-exempt obligations and (5) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations). Although certain floating or variable rate obligations (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities.

Strategic Transactions
         General. The Funds may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed income securities in the Fund's portfolio or to enhance potential gain. Such strategies are generally accepted as modern Fund management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities. In particular, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its Fund securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed income securities in a Fund, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Manager's or sub-adviser's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Fund management purposes and not for speculative purposes. Additional information relating to certain financial instruments or strategies is set forth below. In addition, see Special Risks of Strategic Transactions below for a discussion of certain risks.
      Limitations on Futures and Options Transactions. A Fund will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contract the Funds have purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Fund's net asset value without reference to the definition of "bona fide hedging transactions and positions" under the Commodity Exchange Act, as amended, or unless the futures contract is covered by cash equivalent set-asides equal to the total contract value.
      In addition to the above limitations, each Fund will not (a) sell futures contracts, purchase put options or write call options if, as a result, more than 25% of a Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, a Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by a Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
      The limitations on the Funds' investments in futures contracts and options, and the Funds' policies regarding futures contracts and options discussed elsewhere are not fundamental policies and may be changed as regulatory agencies permit.
      Options Transactions. The Funds may purchase and write (i.e., sell) put and call options on securities and currencies that are traded on national securities exchanges or in the over-the-counter market to enhance income or to hedge their Funds. A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase securities or currencies subject to the option at a specified price (the exercise price or strike price). When a Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option.
      A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities or currencies subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.
      The Funds will write only "covered" options. An option is covered if a Fund owns an offsetting position in the underlying security or maintains cash, U.S. Government securities or other high-grade debt obligations with a value sufficient at all times to cover its obligations.
See Part B.
      Forward Foreign Currency Exchange Contracts. The Funds may enter into forward foreign currency exchange contracts to protect the value of their Funds against future changes in the level of currency exchange rates. The Funds may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency at a future date. A Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or Fund positions. Transaction hedging generally arises in connection with the purchase or sale of its Fund securities and accruals of interest or dividends receivable and Fund expenses. Position hedging generally arises with respect of existing Fund security or currency positions.

      Futures Contracts and Options Thereon. The Funds may purchase and sell financial futures contracts and options thereon which are exchange-listed or over-the-counter for certain hedging, return enhancement and risk management purposes in accordance with regulations of the CFTC. These futures contracts and related options will be on interest-bearing securities, financial indices and interest rate indices. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future.
      A Fund may not purchase or sell futures contracts and related options if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid on such related options would exceed 5% of the market value of the Fund's total assets. In addition, the value of all futures contracts sold will not exceed the total market value of the Fund.
      Swap Agreements. The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In an interest rate swap, one party agrees to make regular payments of a floating rate times a "notional" principal amount in return for payments of a fixed rate times the same amount. Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.
      Swap agreements usually involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be very volatile and may substantially impact a Fund's performance. Swap agreements are also subject to the risk of a counterpart's ability to perform (i.e., creditworthiness). A Fund may also suffer loses if it is unable to terminate swap agreements or reduce exposure through offsetting transactions in a timely manner.
      Special Risks of Strategic Transactions. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these Strategic Transactions. If the Manager's and/or sub-adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such Strategic Transactions were not used. Risks inherent in the use of options, foreign current and futures contracts and options on futures contracts include (1) dependence on the Manager's and/or sub-adviser's ability to predict current movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of securities being hedged; (3) the fact that skills need to use these strategies are different from those needed to select Fund securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Fund to purchase or sell a Fund security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a Fund security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to segregate securities in connection with Strategic Transactions. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchase of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Funds may use and some of their risks are described more fully in Part B.
      Each Fund's ability to engage in Strategic Transactions is limited by the requirements of the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company.
See Part B.



                         APPENDIX A - INVESTMENT ILLUSTRATIONS
     Illustrations of the Potential Impact on Investment Based on Purchase Option
                                  $10,000 Purchase
                              Scenario 1                                        Scenario 2
                            No Redemption                                    Redeem 1st Year
               ---------------------------------------           --------------------------------------
Year           Class A         Class B          Class C          Class A         Class B         Class C
----           -------         -------          -------          -------         -------         -------
0              9,525           10,000          10,000             9,525          10,000          10,000
1              10,478          10,930          10,930            10,478          10,530          10,830+
2              11,525          11,946          11,946
3              12,678          13,058          13,058
4              13,946          14,272          14,272
5              15,340          15,599          15,599
6              16,874          17,050          17,050
7              18,562          18,636          18,636
8              20,418+         20,369          20,369
9              22,459          22,405*         22,263
10             24,705          24,646*         24,333



                        Scenario 3                                      Scenario 4
                      Redeem 3rd Year                                Redeem 5th Year
              ------------------------------                  ----------------------
Year          Class A         Class B         Class C         Class A         Class B         Class C
----          -------         -------         -------         -------         -------         -------
0             9,525           10,000          10,000           9,525          10,000          10,000
1             10,478          10,930          10,930          10,478          10,930          10,930
2             11,525          11,946          11,946          11,525          11,946          11,946
3             12,678          12,758          13,058+         12,678          13,058          13,058
4                                                             13,946          14,272          14,272
5                                                             15,340          15,399          15,599+
6
7
8
9
10

*This assumes that Class B Shares were converted to Class A Shares at the end of the eighth year.



                                           $250,000 Purchase
                            Scenario 1                                     Scenario 2
                          No Redemption                                  Redeem 1st Year
             ----------------------------------------          ----------------------------------------
Year         Class A         Class B          Class C          Class A         Class B          Class C
----         -------         -------          -------          -------         -------          -------
0            243,750         250,000         250,000           243,750         250,000          250,000
1            268,125         273,250         273,250           268,125         263,250          270,750+
2            294,938         298,662         298,662
3            324,431         326,438         326,438
4            356,874+        356,797         356,797
5            392,562         389,979         389,979
6            431,818         426,247         426,247
7            475,000         465,888         465,888
8            522,500         509,215         509,215
9            574,750         560,137*        556,572
10           632,225         616,150*        608,333



                         Scenario 3                                      Scenario 4
                       Redeem 3rd Year                                 Redeem 5th Year
             ---------------------------------------         ---------------------------------------
Year         Class A         Class B         Class C         Class A         Class B         Class C
----         -------         -------         -------         -------         -------         -------
0            243,750         250,000         250,000         243,750         250,000         250,000
1            268,125         273,250         273,250         268,125         273,250         273,250
2            294,938         298,662         298,662         294,938         298,662         298,662
3            324,431         318,938         326,438+        324,431         326,438         326,438
4                                                            356,874+        356,797         356,797
5                                                            392,562         384,979         389,979
6
7
8
9
10

*This assumes that Class B Shares were converted to Class A Shares at the end of the eighth year.

Assumes a hypothetical return for Class A of 10% per year, a hypothetical return for Class B of 9.3% for years 1-8 and 10% for years 9-10, and a hypothetical return for Class C of 9.3% per year.  Hypothetical returns vary due to the different expense structures for each Class and do not represent actual performance.
Class A purchase subject to appropriate sales charge breakpoint (4.75% @ $10,000; 3.75% @ $100,000; 2.50% @ $250,000).
Class B purchase assessed appropriate CDSC upon redemption (4%-4%-3%-3%-2%-1% in years 1-2-3-4-5-6).
Class C purchase assessed 1% CDSC upon redemption in year 1.
Figures marked "+" identify which Class offers the greater return potential based on the investment amount, the holding period and the expense structure for each Class.


                                      APPENDIX A
   Illustrations of the Potential Impact on Investment Based on Purchase Option
                                     $10,000 Purchase

                               Scenario 1                                       Scenario 2
                             No Redemption                                   Redeem 1st Year
               ---------------------------------------           ---------------------------------------
Year           Class A         Class B         Class C           Class A         Class B         Class C
----           -------         -------         -------           -------         -------         -------
0               9,525          10,000          10,000             9,525          10,000          10,000
1              10,192          10,630          10,630            10,192          10,230          10,530+
2              10,905          11,300          11,300
3              11,669          12,012          12,012
4              12,485          12,768          12,768
5              13,359          13,573          13,573
6              14,294          14,428          14,428
7              15,295          15,337          15,337
8              16,366+         16,303          16,303
9              17,511          17,444*         17,330
10             18,737          18,665*         18,422


                                  Scenario 3                                   Scenario 4
                               Redeem 3rd Year                                Redeem 5th Year
                   ---------------------------------------         ---------------------------------------
Year               Class A         Class B         Class C         Class A         Class B         Class C
----               -------         -------         -------         -------         -------         -------
0                   9,525          10,000          10,000           9,525          10,000          10,000
1                  10,192          10,630          10,630          10,192          10,630          10,630
2                  10,905          11,300          11,300          10,905          11,300          11,300
3                  11,669          11,712          12,012+         11,669          12,012          12,012
4                                                                  12,485          12,768          12,768
5                                                                  13,359          13,373          13,573+
6
7
8
9
10

*This assumes that Class B Shares were converted to Class A Shares at the end of the eighth year.




                                                   $250,000 Purchase
                            Scenario 1                                        Scenario 2
                          No Redemption                                     Redeem 1st Year
             -----------------------------------------         ----------------------------------------
Year         Class A         Class B         Class C           Class A         Class B          Class C
----         -------         -------         -------           -------         -------          -------
0            243,750         250,000         250,000           243,750         250,000          250,000
1            260,813         265,750         265,750           260,813         255,750          263,250+
2            279,069         282,492         282,492
3            298,604         300,289         300,289
4            319,507+        319,207         319,207
5            341,872         339,318         339,318
6            365,803         360,695         360,695
7            391,409         383,418         383,418
8            418,808         407,574         407,574
9            448,124         436,104*        433,251
10           479,493         466,631*        460,546



                              Scenario 3                                      Scenario 4
                          Redeem 3rd Year                                 Redeem 5th Year
             ---------------------------------------         ---------------------------------------
Year         Class A         Class B         Class C         Class A         Class B         Class C
----         -------         -------         -------         -------         -------         -------
0            243,750         250,000         250,000         243,750         250,000         250,000
1            260,813         265,750         265,750         260,813         265,750         265,750
2            279,069         282,492         282,492         279,069         282,492         282,492
3            298,604         292,789         300,289+        298,604         300,289         300,289
4                                                            319,507+        319,207         319,207
5                                                            341,872         334,318         339,318
6
7
8
9
10

*This assumes that Class B Shares were converted to Class A Shares at the end of the eighth year.

Assumes a hypothetical return for Class A of 7% per year, a hypothetical return for Class B of 6.3% for years 1-8 and 7% for years
9-10, and a hypothetical return for Class C of 6.3% per year.  Hypothetical returns vary due to the different expense structure for each Class and do not represent actual performance.
Class A purchase subject to appropriate sales charge breakpoint (4.75% @ $10,000; 3.75% @ $100,000; 2.50% @ $250,000).
Class B purchase assessed appropriate CDSC upon redemption (4%-4%-3%-3%-2%-1% in years 1-2-3-4-5-6).
Class C purchase assessed 1% CDSC upon redemption in year 1.
Figures marked "+" identify which Class offers the greater return potential based on the investment amount, the holding period and the expense structure for each Class.

                                             ---------------------------------
                                             DELAWARE GROUP ADVISER FUNDS,
                                             INC.

                                             DELAWARE ENTERPRISE FUND
                                             DELAWARE U.S. GROWTH FUND
                                             DELAWARE WORLD GROWTH FUND
                                             DELAWARE NEW PACIFIC FUND
                                             DELAWARE FEDERAL BOND FUND
                                             DELAWARE CORPORATE INCOME FUND
   For more information contact the
Delaware Group at 800-828-5052.              INSTITUTIONAL CLASSES
                                             ---------------------------------


INVESTMENT MANAGER                           P R O S P E C T U S
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103                      MAY 6, 1996
NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103
SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103
LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103
INDEPENDENT AUDITORS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109
CUSTODIAN
[Chemical Bank                                                DELAWARE
450 West 33rd Street                                          GROUP
New York, NY  10001]                                          -----

TABLE OF CONTENTS

Cover Page

Synopsis

Summary of Expenses

Financial Highlights

Investment Objectives and Strategies
         Delaware Enterprise Fund
         Delaware U.S. Growth Fund
         Delaware World Growth Fund
         Delaware New Pacific Fund
         Delaware Federal Bond Fund
         Delaware Corporate Income Fund

Classes of Shares

How to Buy Shares

Redemption and Exchange

Dividends, Distributions and Taxes

Calculation of Net Asset Value Per Share

Management of the Funds

Implementation of Investment Objectives and Policies

DELAWARE GROUP ADVISER FUNDS, INC.                                   PROSPECTUS
INSTITUTIONAL CLASSES                                               MAY 6, 1996

          -------------------------------------------------------------

                   1818 Market Street, Philadelphia, PA 19103

              For more information about the Institutional Classes
                      call Delaware Group at 800-828-5052.


         Delaware Group Adviser Funds, Inc. ("Adviser Funds, Inc.") (formerly Lincoln Advisor Funds, Inc.) is an open-end management investment company. Adviser Funds, Inc. currently issues six separate series of shares (each referred to as a "Fund" or collectively as the "Funds"), each representing a separate, diversified portfolio of securities. The Funds are the Delaware Enterprise Fund, Delaware U.S. Growth Fund, Delaware World Growth Fund, Delaware New Pacific Fund, Delaware Federal Bond Fund and Delaware Corporate Income Fund. See Restructuring of the Funds under Management of the Funds. Each Fund has a fundamental investment objective and certain investment policies which are described in this Prospectus.

The investment objectives of each Fund are as follows:

Equity Funds          Delaware Enterprise Fund seeks to provide maximum
                      appreciation of capital by investing in medium-sized companies which have a dominant position within their industry, are undervalued, or have potential for growth in earnings.

                      Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

                      Delaware World Growth Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities.

                      Delaware New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

Fixed-Income Funds    Delaware Federal Bond Fund seeks to maximize current
                      income consistent with preservation of capital. The Fund attempts to achieve this objective by investing primarily in securities issued by the U.S. Government, its agencies and instrumentalities.

                      Delaware Corporate Income Fund seeks to provide high current income consistent with preservation of capital. The Fund attempts to achieve this objective primarily by investing in a diversified portfolio of investment-grade fixed income securities issued by U.S. corporations. Investment-grade fixed income securities are those rated at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Group or, if not rated, are of comparable quality in the opinion of the Manager or sub-adviser.

         Each Fund offers an Institutional Class, which is referred to individually as a "Class" and collectively as the "Classes." Shares of each Class are available for purchase only by certain eligible investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge and without a 12b-1 charge. See Classes of Shares.
         This Prospectus relates only to the Classes and sets forth information that you should read and consider before you invest. Please retain it for future reference. Part B of Adviser Funds, Inc.'s registration statement, dated May 6, 1996, as it may be amended from time to time, contains additional information about the Funds and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above number. The Funds' financial statements appear in their Annual Report, which will accompany any response to requests for Part B.
         This Prospectus contains useful information that can help the investor decide whether a Fund's investment objective matches his/her own. Achievement of a Fund's investment objective cannot, of course, be assured due to the risk of capital loss from fluctuating prices inherent in any investment in securities. Investments in the Funds are neither insured or guaranteed by any entity.
         Each Fund also offers Class A Shares, Class B Shares and Class C Shares. Shares of these classes are subject to sales charges and other expenses, which may affect their performance. A prospectus for these classes can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling the above number.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUNDS ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUNDS ARE NOT BANK OR CREDIT UNION DEPOSITS.

SYNOPSIS

         The following synopsis is qualified in its entirety by the more detailed information appearing in the body of the Prospectus.

Investment Objectives and Policies
         Each Fund's investment objective is stated on the cover page of this Prospectus. Each objective is "fundamental" and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"). Certain investment policies also are fundamental and thus require approval of shareholders if a Fund wishes to change them. See Investment Restrictions in Part B. Still other investment policies reflect current practices of the Funds and may be changed by the Funds without the approval of shareholders.

Investment Manager, Distributor and Service Agent
         Delaware Management Company, Inc. (the "Manager") is the investment manager for each Fund. See Restructuring of the Funds under Management of the Funds. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for each Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing and transfer agent for each Fund and for all of the other mutual funds in the Delaware Group. See Management of the Funds.
         The Manager has selected sub-advisers to provide the day-to-day investment management of the Funds. The sub-adviser for each Fund is: Lynch & Mayer, Inc. for Delaware Enterprise Fund and Delaware U.S. Growth Fund, Walter Scott & Partners Limited for Delaware World Growth Fund, John Govett & Company Limited for Delaware New Pacific Fund and Lincoln Investment Management, Inc. for Delaware Corporate Income Fund and Delaware Federal Bond Fund.

Open-End Investment Company
         Adviser Funds, Inc., which was organized as a Maryland corporation on August 10, 1993, is an open-end management investment company. Each Fund's portfolio of assets is diversified as defined by the 1940 Act. See Other Shareholder Matters under Management of the Funds.

Purchase Price
         Shares of each Class offered by this Prospectus are available at net asset value, without a front-end or contingent deferred sales charge and are not subject to distribution fees under a Rule 12b-1 distribution plan. See Classes of Shares.

Redemption and Exchange
         Shares of each Class are redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. See Redemption and Exchange.

Risk Factors
         Prospective investors should consider a number of factors:
         1. Delaware World Growth Fund and Delaware New Pacific Fund may invest substantially all of their assets in non-United States issuers. Delaware U.S. Growth Fund, Delaware Enterprise Fund and Delaware Corporate Income Fund may invest, respectively, 20%, 15% and 10% of their assets in such issuers. Investing in securities of non-United States companies which are generally denominated in foreign currencies and the utilization of forward foreign currency exchange contracts involve certain risk and opportunity considerations not typically associated with investing in United States companies. Some of these investments may be in markets of emerging countries which may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European markets. See Foreign Investments under Risk Factors and Special Considerations and Implementation of Investment Objectives and Policies.
         2. Each Fund has the right to engage in options and futures transactions for certain hedging, return enhancement and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission. While the Funds do not engage in options and futures for speculative purposes, there are risks which result from the use of these instruments, and an investor should carefully review the descriptions of these risks in this Prospectus. Certain options and futures may be considered to be derivative securities. See Implementation of Investment Objectives and Policies.
         3. Each Fund may invest in interest rate, currency and other types of swaps for hedging purposes which could subject the Fund to increased risks. Interest rate swaps may be considered to be derivative securities. See Implementation of Investment Objectives and Policies.
         4. The Delaware Corporate Income Fund may invest up to 35% of its assets and the Delaware U.S. Growth Fund may invest up to 10% of its assets in non-investment grade fixed income securities ("junk bonds"). Consequently, greater risks may be involved with an investment in these Funds. See Lower-Rated Securities under Risk Factors and Special Considerations.

SUMMARY OF EXPENSES

EQUITY FUNDS

                                       Delaware            Delaware U.S.               Delaware                     Delaware
                                      Enterprise              Growth                 World Growth                  New Pacific
       Shareholder                       Fund                  Fund                      Fund                         Fund
 Transaction Expenses            Institutional Class    Institutional Class       Institutional Class           Institutional Class
 --------------------            -------------------    -------------------       -------------------           -------------------
Maximum Sales Charge Imposed
on Purchases (as a percentage
of offering price)...........          None                   None                      None                           None

Maximum Sales Charge Imposed
on Reinvested Dividends (as
a percentage of offering price)        None                   None                      None                           None

Redemption Fees..............          None*                  None*                     None*                          None*

Exchange Fees................          None**                 None**                    None**                         None**



FIXED-INCOME FUNDS

                                      Delaware Federal       Delaware Corporate
                                         Bond Fund              Income Fund
Shareholder Transaction Expenses    Institutional Class      Institutional Class
--------------------------------    -------------------      -------------------

Maximum Sales Charge Imposed
on Purchases (as a percentage
of offering price)...........              None                    None

Maximum Sales Charge Imposed
on Reinvested Dividends (as
a percentage of offering price)            None                    None

Redemption Fees..............              None*                   None*

Exchange Fees................              None**                  None**

------------------------
* CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire.
** Exchanges are subject to the requirements of each Fund and a front-end sales charge may apply.

Annual Operating Expenses (as percentage of daily net assets)
         The purpose of the following table is to assist the investor in understanding the various costs and expenses that will bear directly or indirectly in owning shares of each Fund.


EQUITY FUNDS

Annual Operating Expenses
(as a percentage of           Delaware Enterprise       Delaware U.S. Growth      Delaware World Growth     Delaware New Pacific
average daily net assets)     Fund Institutional Class  Fund Institutional Class  Fund Institutional Class  Fund Institutional Class
-------------------------     ------------------------  ------------------------  ------------------------  ------------------------
Management Fees (after
     voluntary waiver)+......          0.00%                  0.00%                      0.00%                     0.00%++

12b-1 Expenses...............          None                   None                       None                      None

Other Operating Expenses
     (after giving effect to
     voluntary waiver
     reimbursements)+........          0.00%                  0.00%                      0.00%                     0.00%
                                       -----                  -----                      -----                     -----

     Total Operating Expenses
        (after giving effect to
        voluntary waiver
        reimbursements)+.....          1.53%                  1.50%                      1.50%                     1.50%
                                       =====                  =====                      =====                     =====

FIXED-INCOME FUNDS

Annual Operating Expenses        Delaware Federal      Delaware Corporate
(as a percentage of                 Bond Fund              Income Fund
average daily net assets)      Institutional Class     Institutional Class
-------------------------      -------------------     -------------------

Management Fees (after
     voluntary waiver)+......          0.00%                  0.00%

12b-1 Expenses...............          None                   None

Other Operating Expenses
     (after giving effect to
     voluntary waiver
     reimbursements)+........          0.00%                  0.00%
                                       -----                  -----
     Total Operating Expenses
        (after giving effect to
        voluntary waiver
        reimbursements)+.....          0.90%                  0.90%
                                       =====                  =====
------------------------
For expense information about the Class A Shares, Class B Shares and Class C Shares of each Fund, see the separate Prospectus relating to those classes.

+ The Manager elected voluntarily to waive that portion, if any, of the annual Management Fees payable by a particular Fund and to reimburse a Fund for its expenses to the extent necessary to ensure that the expenses of that Fund (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) do not exceed, as a percentage of average net assets, on an annualized basis, the amounts noted above corresponding to the caption "Total Operating Expenses" through the six months from the date of this Prospectus. Absent such fee waivers and expense reimbursements, "Total Operating Expenses" would be as follows:

Delaware Enterprise Fund Institutional Class.................    0.00%
Delaware U.S. Growth Fund Institutional Class................    0.00%
Delaware World Growth Fund Institutional Class...............    0.00%
Delaware New Pacific Fund Institutional Class................    0.00%
Delaware Federal Bond Fund Institutional Class...............    0.00%
Delaware Corporate Income Fund Institutional Class...........    0.00%


++ Effective May 6, 1996, the investment management fee payable by the Delaware New Pacific Fund changed from 1.10% of average daily net assets to 0.80% of average daily net assets. The expense information has been restated to reflect that change.

(DAF-IC)


         The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period


                                                             1 Year      3 Years    5 Years    10 Years
                                                             ------      -------    -------    --------
Delaware Enterprise Fund Institutional Class                  $000        $000       $000       $000
Delaware U.S. Growth Fund Institutional Class                 $000        $000       $000       $000
Delaware World Growth Fund Institutional Class                $000        $000       $000       $000
Delaware New Pacific Fund Institutional Class                 $000        $000       $000       $000
Delaware Federal Bond Fund Institutional Class                $000        $000       $000       $000
Delaware Corporate Income Fund Institutional Class            $000        $000       $000       $000

         This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The table below provides financial highlights of income and capital changes for one share of each Class outstanding for the fiscal year ended October 31, 1995 and the period ended October 31, 1994, and has been audited by Coopers & Lybrand L.L.P., Adviser Funds, Inc.'s independent accountants, whose report thereon is included in the Annual Report which accompanies the Statement of Additional Information. This information is supplemented by the audited financial statements and accompanying notes appearing in such Annual Report.

-------------------------------------------------------------------------------




                                                                              Adviser Funds, Inc.
                                                                             Institutional Class
                                                              -----------------------------------------------------
                                                                                            Delaware   Delaware
                                                                Delaware       Delaware       U.S.       U.S.
                                                               Enterprise     Enterprise     Growth     Growth
                                                                  Fund           Fund         Fund       Fund
                                                                  1995           1994         1995       1994

Net Asset Value, Beginning of Period ..........................   $9.23         $10.44       $10.23      $10.52

Income From Investment Operations
---------------------------------
Net Investment Income (Loss)...................................   (0.02)         (0.02)       (0.05)      (0.01)
Net Realized and Unrealized Gain (Loss) on Investments ........    2.09          (1.19)        2.32       (0.28)
                                                                   ----           ----         ----        ----
      Total From Investment Operations.........................    2.07          (1.21)        2.27       (0.29)
                                                                   ----         ------         ----       -----

Less Distributions to Shareholders
----------------------------------
From Net Investment Income.....................................     ---            ---          ---        ---
From Net Realized Gains........................................     ---            ---          ---        ---
                                                                   ----          -----        -----       ----
      Total Distributions......................................    0.00           0.00         0.00        0.00
                                                                   ----           ----         ----        ----

Net Asset Value, End of Period.................................  $11.30          $9.23       $12.50      $10.23
                                                                 ======          =====       ======      ======

---------------------------------

Total Return...................................................   22.43%        (11.61%)      22.19%      (2.78%)
------------

---------------------------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Period (000's omitted)......................  $3,666           $234       $4,819      $1,630
Net Expenses to Average Daily Net Assets.......................    1.53%          1.50%(1)     1.50%       1.50%(1)
Net Investment Income (Loss) to Average Daily Net Assets ......   (0.60%)        (0.63%)(1)   (0.59%)     (0.27%)(1)
Portfolio Turnover Rate........................................     106%           120%          58%         66%
Commencement of Operations.....................................                 02/03/94                  02/03/94
Without the Waiver of Fees and Reimbursement
of Expenses by the Advisor, the Ratio of
Net Expenses to Average Net Assets would have been: ...........    2.07%          2.75%(1)     1.83%       2.60%(1)


--------------------
(1) Annualized.




                                                                        Adviser Funds, Inc.
                                                                       Institutional Class
                                                              --------------------------------------------------
                                                                Delaware     Delaware     Delaware     Delaware
                                                                  World        World         New          New
                                                                 Growth       Growth       Pacific      Pacific
                                                                  Fund         Fund         Fund         Fund
                                                                  1995         1994         1995         1994

Net Asset Value, Beginning of Period ..........................    $11.02       $10.50     $10.48        $11.14

Income From Investment Operations
---------------------------------
Net Investment Income (Loss)...................................      0.04         0.04      (0.01)         0.01
Net Realized and Unrealized Gain (Loss) on Investments               0.41         0.52      (1.41)        (0.67)
                                                                     ----         ----      ------         ----
      Total From Investment Operations.........................      0.45         0.56      (1.42)        (0.66)
                                                                     ----         ----      ------         ----

Less Distributions to Shareholders
----------------------------------
From Net Investment Income.....................................     (0.03)       (0.04)       ---           ---
From Net Realized Gains........................................      ---          ---       (0.29)          ---
                                                                     ----        -----       -----         ----
      Total Distributions......................................     (0.03)       (0.04)     (0.29)         0.00
                                                                     ----       ------       -----         ----

Net Asset Value, End of Period.................................    $11.44       $11.02      $8.77        $10.48
                                                                   ======       ======      =====        ======

---------------------------------

Total Return...................................................      4.22%        5.26%    (13.65%)       (5.98%)
------------

---------------------------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Period (000's omitted)......................      $161          $63        $62           $47
Net Expenses to Average Daily Net Assets.......................      1.50%        1.50%(1)   1.50%         1.50%(1)
Net Investment Income (Loss) to Average Daily Net Assets ......      0.40%        0.76%(1)  (0.16%)       (0.23%)(1)
Portfolio Turnover Rate........................................         9%           6%       163%          104%
Commencement of Operations.....................................                  02/03/94                02/03/94
Without the Waiver of Fees and Reimbursement
of Expenses by the Advisor, the Ratio of
Net Expenses to Average Net Assets would have been: ...........      2.61%        3.21%(1)   3.38%         3.31%(1)


--------------------
(1) Annualized.



                                                                                 Adviser Funds, Inc.
                                                                                 Institutional Class
                                                                --------------------------------------------------
                                                                Delaware       Delaware     Delaware     Delaware
                                                                Federal         Federal     Corporate    Corporate
                                                                  Bond           Bond        Income       Income
                                                                  Fund           Fund         Fund         Fund
                                                                  1995           1994         1995         1994

Net Asset Value, Beginning of Period ..........................   $9.15       $10.00        $8.84       $9.98

Income From Investment Operations
---------------------------------
Net Investment Income (Loss)...................................    0.69         0.33         0.73        0.41
Net Realized and Unrealized Gain (Loss) on Investments.........    0.54        (0.85)        0.78       (1.12)
                                                                   ----       ------         ----       -----
      Total From Investment Operations.........................    1.23        (0.52)        1.51       (0.71)
                                                                   ----        ------        ----       -----

Less Distributions to Shareholders
----------------------------------
From Net Investment Income.....................................   (0.78)       (0.33)       (0.86)      (0.43)
From Net Realized Gains........................................     ---          ---          ---        ---
                                                                   -----        -----        -----       ----
      Total Distributions......................................   (0.78)       (0.33)       (0.86)      (0.43)
                                                                  ------        -----        -----       -----

Net Asset Value, End of Period.................................   $9.60        $9.15        $9.49       $8.84
                                                                  =====        =====        =====       =====

---------------------------------

Total Return..................................................    14.15%       (5.17%)      18.27%      (7.21%)
------------

---------------------------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Period (000's omitted)......................    $979         $353       $3,704     $1,302
Net Expenses to Average Daily Net Assets.......................    0.90%        0.90%(1)     0.90%      0.90%(1)
Net Investment Income (Loss) to Average Daily Net Assets ......    6.39%        5.57%(1)     6.95%      6.88%(1)
Portfolio Turnover Rate........................................     227%         366%         119%       185%
Commencement of Operations.....................................                02/03/94                 02/03/94
Without the Waiver of Fees and Reimbursement
of Expenses by the Advisor, the Ratio of
Net Expenses to Average Net Assets would have been: ...........    1.71%        2.23%(1)     1.52%      2.20%(1)

--------------------
(1) Annualized.

INVESTMENT OBJECTIVES AND
STRATEGIES

The Equity Funds
         Delaware Enterprise Fund. This Fund's fundamental investment objective is to seek to provide maximum appreciation of capital by investing in medium-sized companies which have a dominant position within their industry, are undervalued, or have potential for growth in earnings. Currently, medium-sized companies are considered to have market capitalizations between $250 million and $5 billion. The Fund is unlikely to participate in slow growth industries such as utilities and is likely to invest frequently in high growth rate companies in the retail, health care, computer, communication and entertainment industries. Under normal circumstances, at least 65% of the value of the Fund's assets will be invested in equity securities.
         In selecting investments, the Fund's Manager or sub-adviser seeks small or medium capitalization companies that it believes have earnings that may be expected to grow faster than the U.S. economy in general. These companies will typically possess one or more characteristics, including high quality management, a leading or dominant position in a product and a relatively high rate of return on invested capital. Income derived from securities of such companies is only an incidental consideration of the Fund.
         The Fund will primarily invest in common stocks although it may invest up to 35% of the value of its assets in convertible bonds, convertible preferred stock, warrants to purchase common stock, futures and options.
         The Fund may invest up to 15% of its assets in securities of foreign issuers.
         Delaware U.S. Growth Fund. This Fund's fundamental investment objective is to seek to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.
         The Manager or sub-adviser will seek investments in companies of all sizes that the Manager or sub-adviser believes have earnings that may be expected to grow faster than the U.S. economy in general. Such companies may offer the possibility of accelerated earnings growth because of management changes, new products or structural changes in the economy. In addition, those companies with relatively high rates of return on invested capital may be able to finance future growth from internal sources. Income derived from securities in such companies will be only an incidental consideration of the Fund.
         The Fund intends to invest primarily in common stocks believed by the Manager or sub-adviser to have appreciation potential. However, common stock is not always the class of security that provides the greatest possibility for appreciation. The Fund may invest up to 35% of its assets in debt securities, bonds, convertible bonds, preferred stock and convertible preferred stock. The Fund may also invest up to 10% of its assets in securities rated lower than Baa by Moody's Investors Service ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") if, in the opinion of the Manager, doing so would further the Fund's objective. Lower-rated or unrated securities, commonly referred to as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. See Risk Factors and Special Considerations for a description of the risks inherent in such securities and see Description of Security Ratings in Part B for a description of Moody's and S&P ratings.
         The Fund may invest up to 20% of its assets in foreign securities.

         Delaware World Growth Fund. This Fund's fundamental objective is to seek to maximize total return (capital appreciation and income) by investing primarily in equity securities of foreign issuers located in countries that the Fund's Manager or sub-adviser deems to have attractive investment opportunities. "Total return" refers to income plus realized and unrealized appreciation of the securities. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in securities of issuers located in at least three countries other than the United States. However, more than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country.
         The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization. The Fund may invest in securities of issuers located in a variety of different foreign regions and countries which includes, but is not limited to, the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and The United Kingdom. The relative strength or weakness of a particular country's currency or economy may dictate whether securities of issuers located in such country will be purchased or sold. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.
         The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Fund may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets and may invest in restricted or unlisted securities. In addition, the Fund's investments may include American Depository Receipts
(ADRs), American Depository Shares (ADSs) and securities of foreign investment funds or trusts to the extent permitted under the Fund's investment restrictions. See Risk Factors and Special Considerations -- Foreign Investments, below. For a complete list of the Fund's investment restrictions, see Investment Restrictions in Part B.
         The Fund may invest up to 20% of its assets in securities of companies located in, or governments of, developing countries. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. In addition, the Fund may be invested in short-term debt instruments to meet anticipated day-to-day operating expenses and liquidity requirements.
         Delaware New Pacific Fund. This Fund's fundamental investment objective is to seek to maximize long-term capital appreciation by investing primarily in equity securities of companies domiciled or having their principal business activities in countries located in the Pacific Basin.
         The Fund will invest in companies of varying size, measured by assets, sales and capitalization. The Fund will invest in companies in one or more of the following Pacific Basin countries:

         Australia         Pakistan
         China             Philippines
         Hong Kong         Singapore
         India             South Korea
         Indonesia         Sri Lanka
         Japan             Taiwan
         Malaysia          Thailand
         New Zealand

         The Fund may invest in companies located in other countries or regions in the Pacific Basin as those economies and markets become more accessible. The Fund will invest in other countries or regions only after the decision to do so is disclosed in an amendment to this Prospectus. Any amendment to this Prospectus containing such a material change will be delivered to investors. While the Fund will generally have investments in companies located in at least three different countries or regions, the Fund may from time to time have investments only in one or a few countries or regions.
         The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Fund may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets and may invest in restricted or unlisted securities.
         Under normal circumstances, at least 65% of the Fund's assets will be invested in equity securities of foreign issuers located in the Pacific Basin. The Fund may invest in securities of companies located in, or governments of, developing countries within the Pacific Basin. The Fund may invest up to 35% of its assets in securities of U.S. issuers. In addition, the Fund may be invested in short-term debt instruments to meet anticipated day-to-day operating expenses and liquidity requirements.

The Fixed-Income Funds
         Delaware Federal Bond Fund. This Fund's fundamental investment objective is to seek to maximize current income consistent with the preservation of capital by investing primarily in securities issued by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). Under normal conditions, at least 65% of the value of the Fund's total assets will be invested in U.S. Government Securities.
         Depending upon prevailing market conditions, the Fund may invest in U.S. Government Securities of varying maturities, ranging up to 40 years. U.S. Government Securities include certain mortgage-backed securities, such as Government National Mortgage Association Certificates. See Mortgage-Backed Securities under Implementation of Investment Objectives and Policies. As the Fund invests primarily in U.S. Government Securities, which are lower-risk securities, it may not achieve as high a level of income under all market conditions as would be the case if the Fund invested in higher yielding securities. Up to 35% of the Fund's assets may be invested in corporate bonds of U.S. companies, mortgage-backed securities and asset-backed securities that are rated at least Aa by Moody's or AA by S&P or, if not rated, are of comparable quality in the Manager's or sub-adviser's opinion. See Description of Security Ratings in Part B.
         Delaware Corporate Income Fund. This Fund's fundamental investment objective is to seek to provide a high level of current income consistent with preservation of capital by investing primarily in corporate bonds of U.S. companies that are rated at least Baa by Moody's or BBB by S&P or, if not rated, are of comparable quality in the opinion of the Manager or sub-adviser. See Description of Security Ratings in Part B.
         Maturities of the corporate bonds held by the Fund are expected to range from seven to 40 years, unless the Fund's Manager or sub-adviser believes that investing in corporate bonds with shorter or longer maturities would be appropriate in light of prevailing market conditions.

         The Fund may also invest up to 35% of its assets in preferred stock, corporate bonds and preferred stock convertible into or that carry the right to acquire common stock, corporate bonds that are not of investment grade quality, U.S. Government Securities, various mortgage-backed securities and asset-backed securities, common stock consistent with the Fund's objective, and bonds issued by foreign governments or foreign corporations, provided that no more than 10% of the Fund's assets will be invested in bonds issued by foreign governments or foreign corporations and no more than 10% of the Fund's assets will be denominated in any one foreign currency. The Fund will not invest more than 35% of its assets in bonds that are not of investment grade quality and will not invest in bonds rated below Caa by Moody's or CCC by S&P. Lower-rated or unrated securities, commonly referred to as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. See Risk Factors and Special Considerations for a description of the risks inherent in such securities and see Description of Security Ratings in Part B for a description of Moody's and S&P ratings.

Certain Investment Guidelines
         Illiquid Securities. Up to 10% of the assets of each Fund may be invested in securities that are not readily marketable, including, where applicable: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) certain instruments, futures contracts and options thereon for which there is no liquid secondary market; (4) certain over-the-counter options, as described in Part B; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) certain Rule 144A restricted securities (Rule 144A securities for which a dealer or institutional market exists will not be considered illiquid).
         Restricted Securities. The Delaware Enterprise, Delaware U.S. Growth, Delaware World Growth and Delaware New Pacific Funds may invest in restricted securities. Restricted securities are securities with legal or contractual restrictions on resale. Restricted securities eligible for resale pursuant to Rule 144A that have a readily available market will not be considered illiquid for purposes of the Funds' investment restriction concerning illiquid securities.
         Other Guidelines. In addition, each Fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. Each Fund may also borrow from banks for temporary or other emergency purposes, but not for investment purposes, in an amount up to one-third of its total assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of a Fund's total assets, the Fund will not purchase any securities. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of Directors. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of an affected Fund's outstanding shares (as well as other non-fundamental restrictions) is contained in Part B.

Risk Factors and Special Considerations
         Fixed-Income Securities. The market value of fixed-income obligations held by the Funds and, consequently, the net asset value per share of the Funds investing in fixed-income securities can be expected to vary inversely to changes in prevailing interest rates. When interest rates are falling, the inflow of net new money to a Fixed-Income Fund will likely be invested in instruments producing lower yields than the balance of assets in the Fund, thereby reducing current yields. In periods of rising interest rates, the opposite can be expected to occur. In addition, obligations purchased by the Delaware Corporate Income Fund that are rated in the lowest of the top four ratings (Baa by Moody's or BBB by S&P) are considered to have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. See Lower-Rated Securities, below.
         Foreign Investments. The Delaware World Growth Fund and the Delaware New Pacific Fund may invest substantially all of their assets in foreign investments. Certain of the Funds may invest the following percentages of their assets in foreign securities: the Delaware Enterprise Fund (15%), the Delaware U.S. Growth Fund (20%) and the Delaware Corporate Income Fund (10%). There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Although the Funds' Manager or sub-advisers do not intend to expose the Funds to such risks, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. When the Funds' Manager or sub-adviser believes that currency in which a Fund security or securities is denominated may suffer a decline against the United States dollar, it may hedge such risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Funds' portfolio securities denominated in such foreign currency.
         Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds hold various foreign currencies from time to time, the value of the net assets of the Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Funds are authorized to enter into certain foreign transactions. Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. The Manager and sub-advisers of the Funds attempt to manage exchange rate risk through active currency management.
         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of United States companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of United States issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Funds normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.
         The Delaware World Growth Fund and the Delaware New Pacific Fund may purchase foreign equity and debt securities that are listed on a principal foreign securities exchange or over-the-counter market, represented by American Depository Receipts (ADRs) or American Depository Shares (ADSs). An ADR or ADS facility may be either a "sponsored" or "unsponsored" arrangement. In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved and the ADR or ADS holders pay the fees of the depository. Depository banks arrange unsponsored ADR and ADS facilities, either upon their initiative or at the urging of large shareholders of or dealers in the foreign securities.
         Unsponsored ADRs or ADSs may involve more risk to the Fund than sponsored ADRs or ADSs due to the additional costs involved to the Fund, the relative illiquidity of the issue in U.S. markets, and the possibility of higher trading costs in the over the counter market as opposed to exchange-based trading. The Funds will take these and other risk considerations into account before making an investment in an unsponsored ADR or ADS.
         Investments in foreign securities offer potential benefits not available from investments in securities of domestic issuers. Such benefits include the opportunity to invest in securities that appear to offer greater potential for long-term capital appreciation than investments in domestic securities, and to reduce fluctuations in Fund value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.
         Lower-Rated Securities. The following Funds may invest the following percentages of their total assets in debt securities rated lower than Baa by Moody's or BBB by S&P: Delaware U.S. Growth Fund (10%) and Delaware Corporate Income Fund (35%). Prices for securities rated below investment grade may be affected by legislative and regulatory developments. Securities rated Ba\BB or lower are commonly referred to as "junk bonds". See Description of Security Ratings in Part B. As of February 1, 1996, the Delaware Corporate Income Fund held 9.35% of its total assets in securities rated BBB-, 1.89% of its total assets in securities rated BB and 1.37% of its total assets in securities rated BB-. All such ratings applied at the time of investment.
         Securities rated below investment grade as well as unrated securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers), and generally involve greater price volatility and risk of principal and income, and may be less liquid, than securities in higher rated categories. Both price volatility and illiquidity may make it difficult for the Fund to value certain of these securities at certain times and these securities may be difficult to sell under certain market conditions. Prices for securities rated below investment grade may be affected by legislative and regulatory developments.
         Borrowing. Each of the Funds may borrow money for temporary or emergency purposes in amounts not in excess of one-third of each Fund's total assets. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. None of the Funds, except for the Delaware Enterprise and Delaware U.S. Growth Funds, will purchase additional securities when money borrowed exceeds 5% of the Fund's total assets.
         Securities Lending. Each Fund may lend securities with a value of up to one-third of its total assets to broker-dealers, institutions and other persons as a means of earning additional income. Any such loan shall be continuously secured by collateral at least equal to 100% of the value of the security being loaned. If the collateral is cash, it may be invested in short-term securities, U.S. Government obligations or certificates of deposit. Each Fund will retain the evidence of ownership of any loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the Fund will receive interest on the loan. The loan will be terminable by the Fund at any time and will not be made to affiliates of the Fund, the Manager or the respective sub-adviser. The Fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of loans.
         If the other party to a securities loan becomes bankrupt, a Fund could experience delays in recovering its securities. To the extent that, in the meantime, the value of securities loans has increased, the Fund could experience a loss.
         Temporary Defensive Position. For temporary defensive purposes when the Manager or sub-adviser determines that market conditions warrant, each Fund may invest up to 100% of its assets in money market instruments. To the extent a Fund is engaged in a temporary defensive position, the Fund will not be pursuing its investment objective. Each Fund may also hold a portion of its assets in cash for liquidity purposes.
         Portfolio Turnover. The portfolio turnover rates for the Funds were as follows:


               Period Ended          Year Ended
Fund         October 31, 1994     October 31, 1995
----         ----------------     ----------------

Delaware
Enterprise
Fund                120%                  106%

Delaware
U.S. Growth
Fund                 66%                   58%

Delaware
World Growth
Fund                  6%                    9%

Delaware
New Pacific
Fund                104%                  163%

Delaware
Federal Bond
Fund                366%                  227%

Delaware
Corporate
Income Fund         185%                  119%


         High turnover in any Fund could result in additional brokerage commissions to be paid by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See Dividends, Distributions and Taxes.

CLASSES OF SHARES

         The Distributor serves as the national distributor for each Fund. Shares may be purchased directly by contacting a Fund or its agent or through authorized investment dealers. All purchases of shares are at net asset value. There is no front-end or contingent deferred sales charge.
         Investment instructions given on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees considering purchasing shares as part of their retirement program should contact their employer for details.
         Shares are available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) banks, trust companies and similar financial institutions investing for their own account or for the account of their trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the class; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net- worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

Class A Shares, Class B Shares and Class C Shares
         In addition to offering Institutional Class shares, each Fund also offers Class A Shares, Class B Shares and Class C Shares, which are described in a separate prospectus relating only to those classes. Class A Shares carry a front-end sales charge and have annual 12b-1 expenses equal to a maximum of
 .35%. The maximum front-end sales charge as a percentage of the offering price is 4.75% and is reduced on certain transactions of $100,000 or more. Class B Shares and Class C Shares have no front-end sales charge but are subject to annual 12b-1 expenses equal to a maximum of 1%. Class B Shares and Class C Shares and certain Class A Shares may be subject to a contingent deferred sales charge upon redemption. To obtain a prospectus relating to such classes, contact the Distributor by writing to the address on the back cover of this Prospectus or by calling 800-523-4640.

HOW TO BUY SHARES

         Each Fund makes it easy to invest by mail, by wire, by exchange and by arrangement with your investment dealer. In all instances, investors must qualify to purchase shares of the Classes.

Investing Directly by Mail
1. Initial Purchases--An Investment Application or, in the case of a retirement account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to the specific Fund and Class selected, at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the specific Fund and Class selected. Your check should be identified with your name(s) and account number.

Investing Directly by Wire
         You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 0114-2596 (include your name(s) and your account number for the Class).

1. Initial Purchases--Before you invest, telephone the Client Services Department at 800-828-5052 to get an account number. If you do not call first, it may delay processing your investment. In addition, you must promptly send your Investment Application or, in the case of a retirement account, an appropriate retirement plan application, to the specific Fund and Class selected, to 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You must advise your Client Services Representative by telephone at 800-828-5052 prior to sending your wire.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Group and you qualify to purchase shares of the Class, you may write and authorize an exchange of part or all of your investment into shares of either Fund. However, Class B Shares and Class C Shares of each Fund and the Class B Shares and Class C Shares of the other funds in the Delaware Group offering such a class of shares may not be exchanged into the Classes. If you wish to open an account by exchange, call your Client Services Representative at 800-828-5052 for more information.

Investing through Your Investment Dealer
         You can make a purchase of shares of the Funds through most investment dealers who, as part of the service they provide, must promptly transmit orders to a Fund. They may charge for this service.

Purchase Price and Effective Date
         The purchase price (net asset value) is determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.
         The effective date of a purchase made through an investment dealer is the date the order is received by the Fund in which the shares are being purchased. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the share price is determined, as noted above. Purchase orders received after such time will be effective the next business day.

The Conditions of Your Purchase
         Each Fund reserves the right to reject any purchase order. If a purchase is cancelled because your check is returned unpaid, you are responsible for any loss incurred. Each Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. Each Fund reserves the right to reject purchases by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

          Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under $250 as a result of redemptions.

REDEMPTION AND EXCHANGE

         Redemption and exchange requests made on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees should therefore contact their employer for details.
         Your shares will be redeemed or exchanged at a price equal to the net asset value next determined after we receive your request in good order. Redemption and exchange requests received in good order after the time the net asset value of shares is determined, as noted above, will be processed on the next business day. See Purchase Price and Effective Date under Buying Shares. Except as otherwise noted below, for a redemption request to be in "good order," you must provide your Class account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund you want to receive the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may also request a redemption or an exchange by calling 800-828- 5052.
         All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.
         Each Fund will honor written redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. Telephone redemptions for shares recently purchased by check will not be honored unless the Fund involved is reasonably satisfied that the purchase check has cleared. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.
         Shares of a Class may be exchanged into any other Delaware Group mutual fund provided: (1) the investment satisfies the eligibility and other requirements set forth in the prospectus of the fund being acquired, including the payment of any applicable front-end sales charge; and (2) the shares of the fund being acquired are in a state where that fund is registered. If exchanges are made into other shares that are eligible for purchase only by those permitted to purchase shares of the Class, such exchange will be exchanged at net asset value. Shares of a Class may not be exchanged into the Class B Shares or Class C Shares of any of the funds in the Delaware Group. Each Fund may suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to shareholders.
         Various redemption and exchange methods are outlined below. No fee is charged by any Fund or the Distributor for redeeming or exchanging your shares. You may also have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.
         All authorizations, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund to which the authorization relates or its agent.

Written Redemption and Exchange
         You can write to each Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares or to request an exchange of any or all your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above. The request must be signed by all owners of the account or your investment dealer of record.
         For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and may require a signature guarantee. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.
         The redemption request is effective at the net asset value next determined after it is received in good order. Payment is normally mailed the next business day, but no later than seven days, after receipt of your redemption request. Certificates for shares are issued only if you submit a specific request. If your shares are in certificate form, the certificate must accompany your request and also be in good order.
         Shareholders also may submit their written request for redemption or exchange by facsimile transmission at the following number: 215-255-8864.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.
         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such service available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.
         Neither the Funds nor the Funds' Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption-Check to Your Address of Record
         You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day, but no more than seven days, after receipt of the request.

Telephone Redemption-Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must submit a written authorization and you may need to have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption. If you ask for a check, it will normally be mailed the next business day, but no later than seven days, after receipt of your request to your predesignated bank account. There are no fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call your Client Services Representative prior to the time the net asset value is determined, as noted above.

Telephone Exchange
         You or your investment dealer of record can exchange shares into any fund in the Delaware Group under the same registration. As with the written exchange service, telephone exchanges are subject to the same conditions and limitations as other exchanges noted above. Telephone exchanges may be subject to limitations as to amounts or frequency.

DIVIDENDS, DISTRIBUTIONS AND TAXES

         The tax discussion set forth below is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund.
         The Fixed-Income Funds accrue dividends from net investment income and usually distribute such accrued dividends to shareholders monthly. The Equity Funds declare dividends from net investment income and usually distribute such accrued dividends to shareholders at least annually. All capital gains, if any, are distributed annually, usually in December. When a capital gain dividend is declared, the net asset value per share is reduced by the amount of the dividend. Investors considering buying shares of one of the Funds just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.
         Both dividends and distributions, if any, are automatically reinvested in your account at net asset value unless.
         Each Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. In any fiscal year in which a Fund so qualifies and distributes to shareholders its net investment income and net realized capital gains, the Fund will be relieved of federal income tax. It is each Fund's policy to distribute to the shareholders all of its net investment income and capital gains realized during each fiscal year.
         Under current law for each of the Funds, dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to shareholders as ordinary income, regardless of how long shareholders have held their Fund shares. Distributions of net realized long-term capital gains will be taxable to shareholders as long-term capital gains, regardless of how long shareholders have held Fund shares. Furthermore, as a general rule, a shareholder's gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held the shares for more than one year and will be a short-term capital gain or loss if the shareholder has held the shares for one year or less. Some of the Funds' dividends declared from net investment income may qualify for the federal dividends-received deduction for corporations. The investor will be notified each year as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes.
         A portion of each Fund's income, including income from repurchase agreements and gains from options and futures transactions may be taxable to shareholders as ordinary income. Long-term capital gains from options and futures transactions may be taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long term capital gains, regardless of the length of time a shareholder has owned shares. Short-term capital gains and other taxable income distributions are taxable as ordinary income.
         Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Fund and received by the shareholder on December 31 of the year declared.

         If an investor has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified a Fund that the taxpayer identification number listed on the investor's account is incorrect according to their records or that the investor is subject to backup withholding, federal law generally requires the Fund to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to the investor's federal tax liability; a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.
         In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes. Shares of each Fund are exempt from Pennsylvania county personal property taxes.
         Certain Funds may be required to pay withholding and other taxes imposed by foreign countries in connection with their investments outside the U.S. generally at rates from 10% to 40%, which would reduce these Funds' investment income.
         Certain income received by the Delaware World Growth and Delaware New Pacific Funds may be subject to foreign taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may elect to treat any foreign taxes paid by it as paid by its shareholders. If a Fund makes this election, its shareholders will generally be required to include in income their respective pro rata positions in computing their taxable income or, alternatively, to claim foreign tax credits (subject, in either case, to certain limitations). Each year that a Fund makes such an election, it will report to its shareholders the amount per share of foreign taxes it has elected to have treated as paid by its shareholders.
         See Dividends, Distributions and Taxes in Part B for additional information on tax matters relating to each Fund and its shareholders.

CALCULATION OF NET ASSET VALUE PER SHARE

         The NAV per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Portfolio securities for which market quotations are available are priced at market value. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by Adviser Funds, Inc.'s Board of Directors. See Net Asset Value in Part B.
         The purchase and redemption price of a Class is the net asset value ("NAV") per share of the Class next computed after the order is received. The NAV is computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.
         The net asset values of all outstanding shares of each class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Fund represented by the value of shares of such classes, except that the Classes will not incur any of the expenses under Adviser Funds, Inc.'s 12b-1 Plans and each Fund's Class A Shares, Class B Shares and Class C Shares alone will bear the 12b-1 Plan fees payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the net asset value of and dividends paid to each class of a Fund will vary.

MANAGEMENT OF THE FUNDS

Directors
         The business and affairs of Adviser Funds, Inc. are managed under the direction of its Board of Directors. Part B contains additional information regarding the directors and officers.

Investment Manager
         The Manager furnishes investment management services to each Fund.
         The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On _______________, 199_, the Manager and its affiliate, Delaware International Advisers Ltd., were supervising in the aggregate more than $00 billion in assets in the various institutional (approximately $00,000,000,000) and investment company (approximately $00,000,000,000) accounts.
         The Manager is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). In turn, DMH is a wholly-owned subsidiary of and subject to the ultimate control of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.
         The Manager administers the affairs of and is ultimately responsible for the investment management of each of the Funds under separate Investment Management Agreements with Adviser Funds, Inc. on behalf of each Fund dated May [3], 1996.
         Investment Management Agreements. The Investment Management Agreements were approved by the Board of Directors of Adviser Funds, Inc., including a majority of the Directors who are not "interested persons" of Adviser Funds, Inc., on February 23, 1996 and approved by the respective shareholders of the Funds at a shareholder meeting held on May 3, 1996. See Restructuring of the Funds, below.
         Under the Investment Management Agreements, the Manager receives advisory fees monthly based upon each Fund's average daily net assets at the following annual rates:

          Delaware Enterprise Fund                       .80%
          Delaware U.S. Growth Fund                      .70%
          Delaware World Growth Fund                    1.10%
          Delaware New Pacific Fund                      .80%
          Delaware Federal Bond Fund                     .30%
          Delaware Corporate Income Fund                 .30%

      The Manager elected voluntarily to waive that portion, if any, of its investment advisory fees and to reimburse a Fund's expenses to the extent necessary to ensure that a Fund's expenses do not exceed the amounts noted under Summary of Expenses.
      The advisory fees for the Delaware Enterprise, Delaware World Growth and Delaware New Pacific Funds, while higher than the advisory fees paid by other mutual funds in general, are comparable to fees paid by other mutual funds with similar objectives and policies.
      For the fiscal year ended October 31, 1995, the following investment management fees based on a percentage of a Fund's average daily net assets (before reimbursement) were paid to Lincoln Investment Management, Inc. ("LIM"), the investment manager to the Funds prior to the close of business on May 3, 1996:

           Delaware Enterprise Fund                       .80%
           Delaware U.S. Growth Fund                      .70%
           Delaware World Growth Fund                    1.10%
           Delaware New Pacific Fund                     1.10%
           Delaware Federal Bond Fund                     .30%
           Delaware Corporate Income Fund                 .30%

         Securities regulations of various states in which the Funds intend to have shareholders may provide that, if expenses borne by a Fund in any fiscal year exceed certain limitations, the Manager must reimburse the Fund for any such excess at least annually and prior to publication of the Fund's annual report.

         The percentage limitation includes the advisory fee but excludes interest, taxes, a portion of a Fund's service and distribution fee, a portion of a Fund's custody fee attributable to investments in foreign securities, brokerage fees and, where permitted, extraordinary expenses. These expense limitations may be raised or lowered from time to time. Under present state regulations, the most restrictive limitation of state securities commissions is:
2 1/2% of the first $30,000,000 of average net assets of a Fund, 2% of the next $70,000,000 of average net assets and 1 1/2% of average net assets in excess of $100,000,000 during the applicable year. During any year the Manager will be bound by the most stringent applicable requirements of any state in which a Fund has registered its shares for sale.
         The Investment Management Agreements will continue in effect for a period of two years from the date of their execution, and will continue annually thereafter if approved by a vote of a majority of the Directors who are not interested persons of Adviser Funds, Inc. or the Manager, at a meeting called for the purpose of voting on such approval. The Investment Management Agreements may be terminated without penalty at any time (1) on 60 days' written notice, by vote of a majority of the Board of Directors of Adviser Funds, Inc., (2) on 60 days' written notice, by vote a majority of the outstanding voting securities of the Funds, or (3) on 60 days' written notice by the Manager. The Investment Management Agreements terminate automatically in the event of "assignment". The terms "assignment," "majority of outstanding voting securities" and "interested person" are as defined in the 1940 Act.


Investment Sub-Advisers
         Pursuant to a sub-advisory agreement with the Manager (the "Sub-Advisory Agreement" or, collectively, the "Sub-Advisory Agreements"), each Fund's sub-adviser participates in the management of its respective Fund's assets, is responsible for the day-to-day investment management of the Fund, makes investment decisions for the Fund in accordance with the Fund's investment objective and places orders on behalf of the Fund to effect the investment decisions made. The Manager continues to have responsibility for all investment advisory services in connection with the management of the Funds pursuant to the Investment Management Agreement and supervises the sub-advisers' performance of such services. Each of the sub-advisers uses a team of Fund managers to provide the advisory services pursuant to the Sub-Advisory Agreements.

         The sub-advisers receive subadvisory fees from the Manager for their services calculated in accordance with the schedule set forth below. The Funds do not pay any fees to the sub-advisers.

Fund                            Sub-Adviser                    Annual Fee
----                            -----------                    ----------

Delaware
U.S.
Growth Fund                     Lynch Mayer, Inc.              .40%

Delaware
World                           Walter Scott &
Growth Fund                     Partners Limited               .80%

Delaware
New Pacific                     John Govett &
Fund                            Company Limited                .80%

Delaware
Corporate
Income                          Lincoln Investment
Fund                            Management, Inc.               .30%

Delaware
Federal
Bond                            Lincoln Investment
Fund                            Management, Inc.               .30%

Delaware
Enterprise
Fund                            Lynch & Mayer, Inc.            .50% on the
                                                               first $150
                                                               million and
                                                               .35% on
                                                               assets over
                                                               $150
                                                               million

         The following registered investment advisers act as sub-advisers (the "Sub-Advisers" or individually the "Sub-Adviser") to the Manager with respect to the management of the assets of the Funds as indicated below.
         LIM, Sub-Adviser to the Manager with respect to management of the assets of the Delaware Corporate Income Fund and the Delaware Federal Bond Fund, 200 East Berry Street, Fort Wayne, Indiana 46802, is an indirect, wholly-owned subsidiary of Lincoln National and an affiliate of the Manager. LIM acts as investment adviser to several registered investment companies in addition to those Funds. LIM also provides investment services to Lincoln National and its principal subsidiaries and acts as investment adviser to the other clients. As of December 31, 1995, LIM had total assets under management in excess of $37 billion.
         Lynch & Mayer, Inc., Sub-Adviser to the Manager with respect to management of the assets of the Delaware Enterprise Fund and the Delaware U.S. Growth Fund, 520 Madison Avenue, New York, New York 10022, is an indirect, wholly-owned subsidiary of Lincoln National and an affiliate of the Manager. Lynch & Mayer provides investment advice to pension funds, foundations, endowments, trusts and high net worth individuals and families and had assets under management, as of December 31, 1995, in excess of $6.6 billion.
         Walter Scott & Partners Limited, Sub-Adviser to the Manager with respect to management of the assets of the Delaware World Growth Fund, Millburn Tower, Gogar, Edinburgh, Scotland EH12 9BS, provides investment advice to pension funds and foundations and had assets under management, as of December 31, 1995, in excess of $2.0 billion.
         John Govett & Company Limited, Sub-Adviser to the Manager with respect to management of the assets of the Delaware New Pacific Fund, Shackleton House, 4 Battlebridge Lane, London, England SE1 2HR, provides investment advice to investment trusts, investment companies, mutual funds and pension funds and had assets under management, as of December 31, 1995, of $5.1 billion.

Custodian

----------------------------------------

----------------------------------------
serves as Custodian for each of the Funds and, in that capacity, has custody of the Funds' securities.
Its mailing address is

----------------------------------------.

----------------------------------------
is not involved in the investment decisions made with respect to the Funds.

Execution of Fund Transactions
         Each Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or its advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, each Fund may consider a broker/dealer's sales of Fund shares in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees.
         [Affiliates of the Manager, such as Lynch & Mayer, Inc., may act as a broker or futures commission merchant for Adviser Funds, Inc., provided that the commissions, fees or other remuneration it receives are fair and reasonable. See Execution of Fund Transactions in Part B.]

Performance Information
         From time to time, the each Fund may quote total return performance or yield (if applicable) of its Class in advertising and other types of literature.
         Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value. Each presentation will include the average annual total return for one-, five- and ten year periods, as relevant. Each Fund may also advertise aggregate and average total return information concerning a Class over additional periods of time.
         The current yield will be calculated by dividing the annualized net investment income earned by the Class during a recent 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.
         Because securities prices fluctuate, investment results will fluctuate over time and past performance should not be considered as a representation of future results.

Statements and Confirmations
         You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling your Client Services Representative.

Financial Information about the Funds
         Each fiscal year, you will receive an audited annual report and an unaudited semi- annual report. These reports provide detailed information about each Fund's investments and performance. Adviser Funds, Inc.'s fiscal year ends on October 31.

Distribution and Service
         The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), serves as the national distributor for each Fund under separate Distribution Agreements dated September 25, 1995. The Distributor bears all of the costs of promotion and distribution.
         The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund under separate Agreements dated September 25, 1995. The directors annually review service fees paid to the Transfer Agent. Certain recordkeeping and other shareholder services that otherwise would be performed by the Transfer Agent may be performed by certain other entities and the Transfer Agent may elect to enter into an agreement to pay such other entities for those services. In addition, participant account maintenance fees may be assessed for certain recordkeeping provided as part of retirement plan and administration service packages. These fees are based on the number of participants in the plan and the various services selected. Fees will be quoted upon request and are subject to change.
         The Distributor and the Transfer Agent are also indirect, wholly-owned subsidiaries of DMH and Lincoln National.

Expenses
         Each Fund is responsible for all of its own expenses other than those borne by the Manager under its Investment Management Agreements and those borne by the Distributor under its Distribution Agreements. The ratio of expenses to average daily net assets for each Class was as follows for the fiscal year ended October 31, 1995:

Delaware Enterprise Fund Institutional Class                           1.53%
Delaware U.S. Growth Fund Institutional Class                          1.50%
Delaware World Growth Fund Institutional Class                         1.50%
Delaware New Pacific Fund Institutional Class                          1.50%
Delaware Federal Bond Fund Institutional Class                         0.90%
Delaware Corporate Income Fund Institutional Class                     0.90%

The expense ratio of each Class reflects the fee waiver and reimbursements in effect on October 31, 1995. See Summary of Expenses for current fee waivers and reimbursements.

Restructuring of the Funds
         Until May 3, 1996, Adviser Funds, Inc. consisted of nine series of shares (the six current Funds as well as three other funds) and was named the Lincoln Advisor Funds, Inc. ("LAF"). On February 23, 1996, the LAF's Board of Directors approved a restructuring to integrate fully the LAF into the Delaware Group of funds. The restructuring provided, among other things, for the liquidation of three funds, other than the Funds; the appointment of Delaware Management Company, Inc. as the investment manager of each of the Funds; the appointment of the sub-advisers described in this Prospectus; the changes in the names as follows: Lincoln Enterprise Portfolio to Delaware Enterprise Fund; Lincoln U.S. Growth Portfolio to Delaware U.S. Growth Fund; Lincoln World Growth Portfolio to Delaware World Growth Fund; Lincoln New Pacific Portfolio to Delaware New Pacific Fund; Lincoln Government Income Portfolio to Delaware Federal Bond Fund; and Lincoln Corporate Income Portfolio to Delaware Corporate Income Fund; and the change of the LAF to Delaware Group Adviser Funds, Inc. The liquidations were completed on _____________, 1996 and following required shareholder approval of the investment management and sub-advisory arrangements at a meeting of shareholders held on May 3, 1996, the restructuring was consummated.
         In accordance with the restructuring, beginning May 6, 1996, the former Class D shares have been redesignated as the Institutional Class shares.

Other Shareholder Matters
         All shares of Adviser Funds, Inc. have equal voting rights and are entitled to one vote per share with proportional voting for fractional shares. As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as fewer than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors in office will call a shareholders meeting for election of Directors. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of Adviser Funds, Inc.'s outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business. The shares do not have cumulative voting rights. Accordingly, the holders of a majority of the shares voting for the election of directors can elect all the Directors. Shares of Adviser Funds, Inc., when issued, will be fully paid and non-assessable.
         In matters which only affect a particular Fund, the matter shall have been effectively acted upon by a majority vote of that Fund even though: (1) the matter has not been approved by a majority vote of any other Fund; or (2) the matter has not been approved by a majority vote of Adviser Funds, Inc.
         Each Fund also offers Class A Shares, Class B Shares and Class C Shares. Shares of those classes represent proportionate interests in the assets of the respective Fund and have the same voting and other rights and preferences as the Classes, except that shares of the Classes are not subject to, and may not vote on matters affecting, the Distribution Plans under Rule 12b-1 relating to the Class A Shares, Class B Shares and Class C Shares of the Funds.
         Initial investments into Adviser Funds, Inc. were made by American States Insurance Company ("ASI") and Lincoln National Life Insurance Company ("LNLIC"), both affiliates of the Manager. As of February 1, 1996, LIM held 100% of the outstanding shares of Delaware World Growth Fund Institutional Class, 100% of the outstanding shares of Delaware New Pacific Fund Institutional Class and 100% of the outstanding shares of Delaware Federal Bond Fund. Subject to certain limited exceptions, there are no limitations on the Lincoln National Corporation affiliates' ability to redeem the shares of the Adviser Funds, Inc. and they may do so at any time.

General Information

Shareholder Services
         Shareholder servicing, reporting and general shareholder services functions for each Fund are performed by Delaware Service Company, Inc., which maintains its offices at 1818 Market Street, Philadelphia, PA 19103.

Independent Accountants
         Adviser Funds, Inc.'s independent accountants are Coopers & Lybrand L.L.P., [One Post Office Square, Boston, Massachusetts 02109]. Coopers & Lybrand L.L.P. conducts an annual audit of each Fund and consults with the Fund and each Fund as to matters of accounting, regulatory filings and federal and state income taxation.

IMPLEMENTATION OF INVESTMENT OBJECTIVES AND POLICIES

         In attempting to achieve their investment objectives and policies, the Funds may employ, among others, one or more of the strategies set forth below.

Convertible Securities
         The Funds may invest in securities that either have warrants or rights attached or are otherwise convertible into other or additional securities. A convertible security is typically a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation attendant upon a market price advance in the common stock underlying the convertible security. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

U.S. Government Securities
         All of the Funds may invest in securities of the U.S. Government. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates and Federal Housing Administration debentures). For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity are deemed to be free of credit risk for the life of the investment.
         Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

Mortgage-Backed Securities
         The Delaware Corporate Income and Delaware Federal Bond Funds may invest in various types of mortgage-backed securities. Mortgage-backed securities may be issued by governmental agencies (such as the Government National Mortgage Association ("GNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC")), by the Federal National Mortgage Association ("FNMA"), which is a federally chartered and privately-owned corporation, or by private financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities).
         Most mortgage-backed securities, including the securities issued by GNMA, FHLMC and FNMA, are so-called "pass-through" securities representing interests in a pool of underlying mortgage loans, on which the regular interest and principal payments (including any prepayments) are passed through to the holder of the securities. Although the mortgage loans in a pool will have stated maturities of up to 30 years, due to both normal principal repayment and prepayments, the average effective maturities of these securities will vary and will tend to be shorter than those of the underlying mortgages. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, these securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. Like other fixed-income investments, the value of mortgage-related securities will tend to rise when interest rates fall and to fall when interest rates rise. Their value may also change due to changes in the market's perception of the creditworthiness of the entity that issues or guarantees them. For additional information regarding mortgage-backed securities, see Part B.
         U.S. Government securities may be acquired by the Funds in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book-entry records of the Federal Reserve Banks.
         In addition, the Funds may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("Trs"), ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.
         The Funds may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.
         The U.S. Government securities in which the Funds invest do not, in general, have as high a yield as more speculative securities or securities not supported by the U.S. Government or its agencies or instrumentalities. When interest rates increase, the value of debt securities and shares of the Funds can be expected to decline.

Asset-Backed Securities
         The Delaware Federal Bond and Delaware Corporate Income Funds may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of motor vehicle installment purchase obligations, credit card receivables, other financial receivables and home equity loans. See Part B.

Repurchase Agreements
         The Funds may enter into repurchase agreements, under which a Fund buys a security (typically a U.S. Government security or other money market security) and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the Adviser Funds, Inc.'s Custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by the Manager and/or sub-adviser. A Fund only will enter into repurchase agreements involving securities in which it could otherwise invest and with banks, brokers or dealers deemed by the Board of Directors to be creditworthy. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.
         The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the Delaware Group funds jointly to invest cash balances. The Funds may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

When-Issued Securities and Firm Commitment Agreements
         All of the Funds may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. A Fund as a purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Funds may invest in when-issued securities in order to take advantage of securities that may be especially under or over valued when trading on a when-issued basis.
         Each Fund will segregate liquid assets such as cash, U.S. Government securities or other appropriate high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of a Fund's portfolio securities decline while Adviser Funds, Inc. is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The Funds will not borrow money to settle these transactions and, therefore, will liquidate other Fund securities in advance of settlement if necessary to generate additional cash to meet their obligations thereunder.

Money Market Instruments
         All of the Funds may invest in money market instruments without limit for temporary or defensive purposes. These are shorter-term debt securities generally maturing in one year or less which include (1) commercial paper (short-term notes up to 9 months issued by corporations or governmental bodies),
(2) commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less), (4) variable rate demand notes, short-term tax-exempt obligations and (5) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations). Although certain floating or variable rate obligations (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities.

Strategic Transactions
         General. The Funds may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed income securities in the Fund's portfolio or to enhance potential gain. Such strategies are generally accepted as modern Fund management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities. In particular, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its Fund securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed income securities in a Fund, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Manager's or sub-adviser's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Fund management purposes and not for speculative purposes. Additional information relating to certain financial instruments or strategies is set forth below. In addition, see Special Risks of Strategic Transactions below for a discussion of certain risks.
         Limitations on Futures and Options Transactions. A Fund will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contract the Funds have purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Fund's net asset value without reference to the definition of "bona fide hedging transactions and positions" under the Commodity Exchange Act, as amended, or unless the futures contract is covered by cash equivalent set-asides equal to the total contract value.
         In addition to the above limitations, each Fund will not (a) sell futures contracts, purchase put options or write call options if, as a result, more than 25% of a Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, a Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by a Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
         The limitations on the Funds' investments in futures contracts and options, and the Funds' policies regarding futures contracts and options discussed elsewhere are not fundamental policies and may be changed as regulatory agencies permit.
         Options Transactions. The Funds may purchase and write (i.e., sell) put and call options on securities and currencies that are traded on national securities exchanges or in the over-the-counter market to enhance income or to hedge their Funds. A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase securities or currencies subject to the option at a specified price (the exercise price or strike price). When a Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option.
         A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities or currencies subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.
         The Funds will write only "covered" options. An option is covered if a Fund owns an offsetting position in the underlying security or maintains cash, U.S. Government securities or other high-grade debt obligations with a value sufficient at all times to cover its obligations. See Part B.
         Forward Foreign Currency Exchange Contracts. The Funds may enter into forward foreign currency exchange contracts to protect the value of their Funds against future changes in the level of currency exchange rates. The Funds may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency at a future date. A Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or Fund positions. Transaction hedging generally arises in connection with the purchase or sale of its Fund securities and accruals of interest or dividends receivable and Fund expenses. Position hedging generally arises with respect of existing Fund security or currency positions.
         Futures Contracts and Options Thereon. The Funds may purchase and sell financial futures contracts and options thereon which are exchange-listed or over-the-counter for certain hedging, return enhancement and risk management purposes in accordance with regulations of the CFTC. These futures contracts and related options will be on interest-bearing securities, financial indices and interest rate indices. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future.
         A Fund may not purchase or sell futures contracts and related options if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid on such related options would exceed 5% of the market value of the Fund's total assets. In addition, the value of all futures contracts sold will not exceed the total market value of the Fund.
         Swap Agreements. The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In an interest rate swap, one party agrees to make regular payments of a floating rate times a "notional" principal amount in return for payments of a fixed rate times the same amount. Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.
         Swap agreements usually involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be very volatile and may substantially impact a Fund's performance. Swap agreements are also subject to the risk of a counterpart's ability to perform (i.e., creditworthiness). A Fund may also suffer loses if it is unable to terminate swap agreements or reduce exposure through offsetting transactions in a timely manner.
         Special Risks of Strategic Transactions. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these Strategic Transactions. If the Manager's and/or sub-adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such Strategic Transactions were not used. Risks inherent in the use of options, foreign current and futures contracts and options on futures contracts include (1) dependence on the Manager's and/or sub-adviser's ability to predict current movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of securities being hedged; (3) the fact that skills need to use these strategies are different from those needed to select Fund securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Fund to purchase or sell a Fund security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a Fund security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to segregate securities in connection with Strategic Transactions. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchase of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Funds may use and some of their risks are described more fully in Part B.
         Each Fund's ability to engage in Strategic Transactions is limited by the requirements of the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company.
See Part B.

                                         -------------------------------------

                                         DELAWARE GROUP ADVISER FUNDS, INC.

                                         (FORMERLY LINCOLN ADVISOR FUNDS, INC.)

                                         --------------------------------------

                                         A CLASS

                                         --------------------------------------

                                         B CLASS

                                         --------------------------------------

                                         C CLASS

                                         --------------------------------------

                                         INSTITUTIONAL CLASS

                                         --------------------------------------










                                                        PART B

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION

                                                        -----------------------

                                                        MAY 6, 1996


                                                                       DELAWARE
                                                                       GROUP
                                                                       --------

-------------------------------------------------------------------------------

                   PART B--STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 6, 1996
-------------------------------------------------------------------------------

DELAWARE GROUP ADVISER FUNDS, INC.

         DELAWARE ENTERPRISE FUND
         DELAWARE U.S. GROWTH FUND
         DELAWARE WORLD GROWTH FUND
         DELAWARE NEW PACIFIC FUND
         DELAWARE CORPORATE INCOME FUND
         DELAWARE FEDERAL BOND FUND

-------------------------------------------------------------------------------

1818 Market Street
Philadelphia, PA  19103

-------------------------------------------------------------------------------

For more information about the Institutional Class shares of each Fund:
800-828-5052

For a Prospectus and Performance information for the A Class, B Class and the C Class of each Fund: 800-523-4640

For Information on Existing Accounts of the A Class, B Class and the C Class of each Fund:
         (SHAREHOLDERS ONLY)  800-523-1918

Dealer Services:
         (BROKER/DEALERS ONLY) 800-362-7500
-------------------------------------------------------------------------------

TABLE OF CONTENTS

-------------------------------------------------------------------------------
Cover Page
-------------------------------------------------------------------------------
Investment Objective and Policies
-------------------------------------------------------------------------------
Investment Restrictions
-------------------------------------------------------------------------------
Dividends, Distributions and Taxes
-------------------------------------------------------------------------------
Performance Information
-------------------------------------------------------------------------------
Trading Practices and Brokerage
-------------------------------------------------------------------------------
Purchasing Shares
-------------------------------------------------------------------------------
Investment Plans
-------------------------------------------------------------------------------
Determining Offering Price and Net Asset Value
-------------------------------------------------------------------------------
Redemption and Repurchase
-------------------------------------------------------------------------------
Investment Management Agreement
-------------------------------------------------------------------------------
Management
-------------------------------------------------------------------------------
Exchange Privilege
-------------------------------------------------------------------------------
General Information
-------------------------------------------------------------------------------
Financial Statements
-------------------------------------------------------------------------------

         Delaware Group Adviser Funds, Inc. (formerly Lincoln Advisor Funds, Inc.) (hereinafter referred to as "Adviser Funds, Inc.") is a professionally-managed mutual fund currently offering six separate series of shares: the Delaware Enterprise Fund, Delaware U.S. Growth Fund, Delaware World Growth Fund, Delaware New Pacific Fund, Delaware Corporate Income Fund, and Delaware Federal Bond Fund (each a "Fund" and collectively, the "Funds"). This Statement of Additional Information ("Part B" of Adviser Funds, Inc.'s registration statement) describes each of the Funds, except where noted. Until May 3, 1996, Adviser Funds, Inc. was called Lincoln Advisor Funds, Inc., and the Delaware Enterprise Fund, Delaware U.S. Growth Fund, Delaware World Growth Fund, Delaware New Pacific Fund, Delaware Corporate Income Fund, and the Delaware Federal Bond Fund were called the Lincoln Enterprise Portfolio, Lincoln U.S. Growth Portfolio, Lincoln World Growth Portfolio, Lincoln New Pacific Portfolio, Lincoln Corporate Income Portfolio and Lincoln Government Income Portfolio, respectively.

         Each Fund offers four classes of shares consisting of an A Class of shares ("Class A Shares"), a B Class of shares ("Class B Shares"), a C Class of shares ("Class C Shares") and an Institutional Class of shares (the "Institutional Class"). Each class may be referred to individually as a "Class" and collectively the "Classes." These alternatives permit an investor to choose the method of purchasing shares that is most suitable for his or her needs. Class A Shares, Class B Shares and Class C Shares (together, the "Fund Classes") are offered through a Prospectus dated May 6, 1996, and the Institutional Class is offered through a separate Prospectus also dated May 6, 1996.

         Class B Shares, Class C Shares and Institutional Class shares may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.75% and annual 12b-1 Plan expenses of up to .35% (currently, .30% pursuant to Board action). Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of up to 1%, which are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund Classes' Prospectus. Class C Shares are subject to a CDSC which may be imposed on redemptions made within 12 months of purchase and annual 12b-1 Plan expenses of up to 1%, which are assessed against Class C Shares for the life of the investment. All references to "shares" in this Part B refer to all Classes of shares of the Fund, except where noted.

         This Part B supplements the information contained in the current Prospectus for the Fund Classes and the current Prospectus for the Institutional Classes as they may be amended from time to time. It should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A Prospectus relating to the Fund Classes and a Prospectus relating to the Institutional Class may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

INVESTMENT OBJECTIVES AND POLICIES

         The Prospectuses discuss the Funds' investment objectives and the policies followed to achieve those objectives. The following discussion supplements the description of the Funds' investment objectives and policies in the Prospectuses. Capitalized terms that are not defined herein are defined in the Funds' Prospectuses.

Lower-Rated Debt Securities

         The Delaware U.S. Growth Fund and the Delaware Corporate Income Fund may purchase securities that are rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Ratings Group ("S&P"). These securities are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. [See Appendix A -"Description of Security Ratings" herein.]

         The market for lower-rated securities may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board of Directors, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities and the Fund's ability to dispose of these lower-rated debt securities.

         Since the risk of default is higher for lower-quality securities, the Manager's and/or applicable sub-adviser's research and credit analysis is an integral part of managing any securities of this type held by a Fund. In considering investments for a Fund, the Manager and/or sub-adviser, if any, will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Manager's and/or sub-adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

         A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Mortgage-Backed Securities

         Each Fund may invest in mortgage-related securities including those representing an undivided ownership interest in a pool of mortgages.

         Government National Mortgage Association Certificates. Certificates issued by the Government National Mortgage Association ("GNMA") are mortgage-backed securities representing part ownership of a pool of mortgage loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.

         Principal is paid back monthly by the borrower over the term of the loan. Investment of prepayments may occur at higher or lower rates than the anticipated yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates typically appreciate or decline in market value during periods of declining or rising interest rates, respectively. Due to the regular repayment of principal and the prepayment feature, the effective maturities of mortgage pass-through securities are shorter than stated maturities, will vary based on market conditions and cannot be predicted in advance. The effective maturities of newly-issued GNMA certificates backed by relatively new loans at or near the prevailing interest rates are generally assumed to range between approximately 9 and 12 years.

         FNMA and FHLMC Mortgage-Backed Obligations. The Federal National Mortgage Association ("FNMA"), a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. Government.

         As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayments of the underlying pool of mortgages and cannot be predicted.

         Other Mortgage-Backed Securities. The Delaware Federal Bond and Delaware Corporate Income Funds may invest in mortgage-backed securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities). These securities include mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") (which include real estate mortgage investment conduits as authorized under the Internal Revenue Code of 1986) or mortgage-backed bonds. Each class of bonds in a CMO series may have a different maturity than the other classes of bonds in the series and may bear a different coupon. The different maturities occur because payments of principal, both regular principal payments as well as any prepayments are passed through first to the holders of the class with the shortest maturity until it is completely retired. Thereafter, principal payments are passed through to the next class of bonds in the series, until all the classes have been paid off. As a result, an acceleration in the rate of prepayments may also be associated with declining interest rates, shortening the expected life of each class, with the greatest cash flow impact on those classes with the shortest maturities. Should the rate of prepayments slow down, as may happen in times of rising interest rates, the expected life of each class lengthens, again with the greatest cash flow impact on those classes with the shortest maturities. In the case of some CMO series, each class may receive a different proportion of the monthly interest and principal repayments on the underlying collateral. In these series the classes have proportionally greater interests in principal repayments generally and would be more affected by a change in the rate of prepayments although the percentage impact on those classes consisting mostly of interest payments could be greater.

         Asset-Backed Securities. The Delaware Federal Bond and Delaware Corporate Income Funds may invest in bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies, or other providers of credit. These securities are often "enhanced" by a bank letter of credit or by insurance coverage provided by an institution other than the issuer; such an enhancement typically covers only a portion of the par value until exhausted. Generally, the originator of the loan or accounts receivable paper sells it to a specially created trust, which repackages it as securities with a term of five years or less. Examples of these types of securities include "certificates for automobile receivables" (commonly referred to as "CARs") and bonds backed by credit card loan receivables (commonly referred to as "plastic bonds"). The loans underlying these securities are subject to prepayments which can decrease maturities and returns. The values of these securities are ultimately dependent upon payment of the underlying loans by individuals, and the holders generally have no recourse against the originator of the loans. Holders of these securities may experience losses or delays in payment if the original payments of principal and interest are not made to the trust with respect to the underlying loans. The values of these securities also may fluctuate due to changes in the market perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loan, or the financial institution providing the credit enhancement.

Foreign Investments

         The Delaware World Growth and Delaware New Pacific Funds may invest substantially all of their assets in foreign investments. Certain of the Funds may invest the following percentages of their assets in foreign securities: the Delaware Enterprise Fund (15%), and the Delaware U.S. Growth Fund (20%) and the Delaware Corporate Income Fund (10%). Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Manager or sub-adviser will be able to anticipate or counter these potential events.

         The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

         The Funds may invest in foreign securities that impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

         American Depository Receipts and European Depository Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

Mortgage Dollar Rolls

         Each Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar roll transactions consist of the sale by a Fund of mortgage-backed securities, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs. The Fund will place U.S. Government or other liquid, high quality assets in a segregated account in an amount sufficient to cover its repurchase obligation.

Options on Foreign and U.S. Currencies and Securities

         The Funds, may purchase and sell (write) put and call options on securities, although the present intent is to write only covered call options. These covered call options must remain covered so long as a Fund is obligated as a writer. A call option written by a Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held in its fund. A call option is also covered if a Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, treasury bills or other high grade, short-term debt obligations in a segregated account with the Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option (whether an exchange-traded option or a NASDAQ option) is required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of The Options Clearing Corporation (OCC), the Chicago Board of Trade and the Chicago Mercantile Exchange, institutions which interpose themselves between buyers and sellers of options. Technically, each of these institutions assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

         An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or other trading facility will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

Options on Stock Indices

         Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash.

         The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

         Except as described below, a Fund will write call options on indices only if on such date it holds a portfolio of securities at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with the Custodian, or pledge to a broker as collateral for the option, cash, cash equivalents or at least one "qualified security" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A Fund will write call options on broadly-based stock market indices only if at the time of writing it holds a diversified portfolio of stocks.

         If a Fund has written an option on an industry or market segment index, it will so segregate or put into escrow with the Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

         If at the close of business, the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will segregate, escrow or pledge an amount in cash, Treasury bills or other high grade short-term debt obligations equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with the Custodian or pledge to the broker as collateral, cash, U.S. Government or other high grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with the Custodian, it will not be subject to the requirements described in this paragraph.

         Risks of Options on Stock Indices. Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Funds' policy to purchase or write options only on indices which include a number of securities sufficient to minimize the likelihood of a trading halt in the index.

         Special Risks of Writing Calls on Stock Indices. Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise it may have to borrow from a bank (in amounts not exceeding 20% of the value of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

         When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date. Unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

         Over-the-Counter Options and Illiquid Securities. As indicated in the Prospectuses, all Funds may deal in over-the-counter ("OTC") options. The Funds understand the position of the staff of the [Securities and Exchange Commission ("SEC")] to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Funds, the Manager, and the sub-advisers disagree with this position and have found the dealers with which they engage in OTC options transactions generally agreeable to and capable of entering into closing transactions. As also indicated in the Prospectuses, the Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse impact of such transactions upon the liquidity of each Fund's portfolio.

         As part of these procedures the Funds will engage in OTC options transactions only with primary dealers that have been specifically approved by the Board of Directors of Adviser Funds, Inc. and the Manager and/or sub-advisers believe that the approved dealers should be agreeable and able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the Funds. The Funds anticipate entering into written agreements with those dealers to whom the Funds may sell OTC options, pursuant to which the Funds would have the absolute right to repurchase the OTC options from such dealers at any time at a price determined pursuant to a formula set forth in certain no action letters published by the SEC staff. A Fund will not engage in OTC options transactions if the amount invested by the Fund in OTC options plus, with respect to OTC options written by the Fund, the amounts required to be treated as illiquid pursuant to the terms of such letters (and the value of the assets used as cover with respect to OTC option sales which are not within the scope of such letters), plus the amount invested by the Fund in illiquid securities, would exceed 15% of the Fund's total assets. OTC options on securities other than U.S. Government securities may not be within the scope of such letters and, accordingly, the amount invested by a Fund in OTC options on such other securities and the value of the assets used as cover with respect to OTC option sales regarding such non-U.S. Government securities will be treated as illiquid and subject to the 15% limitation on the Fund's assets that may be invested in illiquid securities. See "Illiquid Investments" herein.

Futures Contracts and Options Thereon

         A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific fixed-income security or index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." In the case of options on futures contracts, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant security or index on the date the option expires.

         Each Fund intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held by the Fund or which the Fund intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission ("CFTC"). Additionally, the Funds may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in a Fund's portfolio securities alone.

         Risks of Transactions in Futures Contracts. There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of the Fund's Manager or sub-adviser to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

         Although certain Funds will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         The hours of trading of futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures market.

         Foreign Currency Transactions. The Delaware Enterprise Fund, the Delaware U.S. Growth Fund, the Delaware World Growth Fund, the Delaware New Pacific Fund and the Delaware Corporate Income Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Forward Foreign Currency Exchange Contracts

         The Funds' dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency. A Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities held in its portfolio denominated or quoted in, or currently convertible into, such currency.

         When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when the Manager and/or applicable sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Fund denominated in such foreign currency.

         The Funds may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by these Funds.

         In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge". The Manager and/or sub-advisers expect to enter into settlement hedges in the normal course of managing the Funds' foreign investments. The Funds could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Manager and/or sub-adviser.

         The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge (sometimes referred to as a "position hedge") would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling -- for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge", could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodian account to cover currency forward contracts. As required by SEC guidelines, the Delaware Enterprise Fund, the Delaware U.S. Growth Fund, the Delaware World Growth Fund, the Delaware New Pacific Fund and the Delaware Corporate Income Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Funds will not segregate assets to cover forward contracts, including settlement hedges, position hedges, and proxy hedges. Successful use of forward currency contracts will depend on the Manager's and/or sub-advisers' skill in analyzing and predicting currency values. Forward contracts may substantially change the Funds' investment exposure to changes in currency exchange rates, and could result in losses to the Funds if currencies do not perform as the Manager and/or sub-advisers anticipate. For example, if a currency's value rose at a time when the Manager and/or applicable sub-adviser had hedged a Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If the Manager and/or applicable sub-adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Manager and/or sub-adviser increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the Manager's and/or sub-advisers' use of forward currency contracts will be advantageous to the Funds or that it will hedge at an appropriate time.

Foreign Currency Options

         The Delaware Enterprise Fund, the Delaware U.S. Growth Fund, the Delaware World Growth Fund, the Delaware New Pacific Fund and the Delaware Corporate Income Fund may purchase U.S. exchange-listed call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

Foreign Currency Conversion

         Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Delaware Enterprise Fund, the Delaware U.S. Growth Fund, the Delaware World Growth Fund, the Delaware New Pacific Fund or the Delaware Corporate Income Fund at one rate, while offering a lesser rate of exchange should those Funds desire to resell that currency to the dealer.

Combined Transactions

         Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Manager and/or sub-adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Manager's and/or sub-adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars

         Each Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds intend to use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Investment Manager and the Fund believe such obligations do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Manager and/or sub-adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments

         The Funds may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Lending of Portfolio Securities

         As discussed in the Prospectuses, each Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed one-third of a Fund's total assets. A Fund may not lend its portfolio securities to Lincoln National Corporation or its affiliates unless it has applied for and received specific authority from the SEC. Loans of securities by the Funds will be collateralized by cash, letters of credit or U.S. Government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Fund or with Lincoln National Corporation, and which is acting as a "finder".

         In lending its portfolio securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the Fund must receive at least 102% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the loaned securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and
(f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Fund's Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

When-Issued Securities

         As discussed in the Prospectuses, the Funds may purchase securities on a "when-issued" basis. When a Fund agrees to purchase securities, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. No Fund intends to purchase "when-issued" securities for speculative purposes but only in furtherance of its investment objective. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Manager or sub-adviser to manage the Fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

         When a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

Money Market Instruments

         Each Fund may invest for defensive purposes in corporate government bonds and notes and money market instruments. Money market instruments in which the Funds may invest include U.S. Government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the U.S. and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

Bank Obligations

         Certificates of deposit ("CDs") are short-term negotiable obligations of commercial banks; time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

         Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

         Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the Manager and/or sub-advisers will carefully evaluate such investments on a case-by-case basis.

         Savings and loan associations whose CDs may be purchased by the Funds are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. Government. As a result, such savings and loan associations are subject to regulation and examination.

Reverse Repurchase Agreements

         All Funds are authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. A Fund will maintain in a segregated account with the Custodian cash, cash equivalents or U.S. Government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the Investment Company Act, reverse repurchase agreements may be considered borrowings by a Fund; accordingly, each Fund will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, a Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

"Roll" Transactions

         Each Fund may engage in "roll" transactions. A "roll" transaction is the sale of securities together with a commitment (for which a Fund may receive a fee) to purchase similar, but not identical, securities at a future date. Under the Investment Company Act, these transactions may be considered borrowings by the Funds; accordingly, each Fund will limit its use of these transactions, together with any other borrowings, to no more than one-third of its total assets. The Funds will segregate liquid assets such as cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of a Fund's portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As a Fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

Repurchase Agreements

         The Funds may additionally engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Funds will enter into repurchase agreements with respect to their portfolio securities with member banks of the Federal Reserve System or primary government securities dealers recognized by the Federal Reserve Bank of New York. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price, including accrued interest earned on the underlying securities.

         Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. The Manager and/or sub-advisers, acting under the supervision of the Board of Directors, review the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate these risks, and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the collateral is maintained at the required level.

Illiquid Securities

         Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Directors, the Manager and/or sub-advisers determine the liquidity of the Funds' securities and monitors trading activity in illiquid securities. In determining the liquidity of a Fund's securities, the Manager and/or sub-advisers may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Securities currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payments of principal and interest within seven days, loans and other direct debt instruments, over-the-counter options, non-government stripped fixed-rate mortgage-backed securities, and certain restricted securities and government-stripped fixed-rate mortgage backed securities determined by the Manager and/or sub-advisers to be illiquid. Rule 144A securities for which a market exists will not be considered illiquid securities. In the absence of market quotations, illiquid securities are priced at fair value as determined in good faith by the Investment\Pricing Committee of the Board of Directors.

Variable and Floating Rate Notes

         Variable rate master demand notes, in which the Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. A Fund will not invest over 5% of its assets in variable rate master demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Fund's Manager and/or sub-adviser, if any, under guidelines established by the Fund's Board of Directors to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Manager and/or sub-adviser, if any, will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 10% of the Fund's total assets only if such notes are subject to a demand feature that will permit the Fund to demand payment of the

Principal within seven days after demand by the Fund. If not rated, such instruments must be found by the Fund's Manager and/or sub-adviser, if any, under guidelines established by the Fund's Board of Directors, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments. [For a description of the rating symbols of S&P and Moody's used in this paragraph, see the Appendix.] The Fund may also invest in Canadian Commercial Paper which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.

Municipal Securities

         Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, high-speed intercity rail facilities, governmentally-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately-operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain facilities for water supply. Other private activity bonds and industrial development bonds issued to finance the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior federal tax law.

         Information about the financial condition of issuers of Municipal Securities may be less available than about corporations with a class of securities registered under the Securities Exchange Act of 1934.

INVESTMENT RESTRICTIONS

         Each Fund has adopted policies and investment restrictions. The investment restrictions numbered 1 through 9 may not be changed without a majority vote of its outstanding shares, and are considered fundamental. Such majority is defined in the Investment Company Act as the vote of the lesser of:
(i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transaction. Investment restrictions numbered 10 through 12 may be changed by the vote of a majority of the Board of Directors.

         Each Fund normally may not:

                           1. Purchase any security (other than obligations of
                  the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, more than 5% of the Fund's assets (determined at the time of investment) would then be invested in securities of a single issuer;

                           2. Purchase any securities (other than obligations of
                  the U.S. Government, its agencies and instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason). Foreign governments, including agencies and instrumentalities thereof, and each of the electric utility, natural gas distribution, natural gas pipeline, combined electric and natural gas utility, and telephone industries shall be considered as a separate industry for this purpose;

                           3. Buy or sell real estate, interests in real estate
                  or commodities or commodity contracts; however, each Fund may invest in debt securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts) and financial futures contracts and options thereon;

                           4. Engage in the business of underwriting securities
                  of other issuers, except to the extent that the disposal of an investment position may technically cause the Adviser Funds, Inc. to be considered an underwriter as that term is defined under the Securities Act of 1933, as amended;

                           5. Make loans in an aggregate amount in excess of
                  one-third of a Fund's total assets, taken at the time any loan is made, provided that entering into certain repurchase agreements and purchasing debt securities shall not be deemed loans for the purposes of this restriction;

                           6. Make short sales of securities or maintain a short
                  position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales;

                           7. Borrow money, except from banks for temporary or
                  emergency purposes not in excess of one-third of the value of a Fund's assets, and except that Funds may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by a Fund may not exceed one-third of the Fund's total assets.

                           8. Invest in securities of other investment companies
                  except as may be acquired as part of a merger, consolidation, reorganization or acquisition of assets and except that each of the Funds may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any investment company or invest more than 10% of its total assets in the securities of other investment companies;

                           9. Make investments for the purpose of exercising
                  control or management;

                           10. Invest in securities of any issuer if, to the
                  knowledge of Adviser Funds, Inc., any officer or director of the Advisor Funds, Inc. or the Manager or any sub-adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

                           11. Purchase any security if as a result a Fund would
                  then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old; or

                           12. Purchase illiquid securities or other securities
                  that are not readily marketable if more than 10% of the total assets of the Fund would be invested in such securities, which include: (1) repurchase agreements with maturities greater than seven calendar days; (2) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (3) over-the-counter options; (4) variable rate demand notes with a demand period of more than seven days; (5) time deposits maturing in more than seven calendar days; (6) certain Rule 144A restricted securities; and (7) foreign securities not traded on a recognized domestic or foreign exchange, to the extent a liquid secondary market does not exist for such instruments.

In order to comply with certain state "blue sky" restrictions, each Fund will not as a matter of operating policy:

                           1. Invest in oil, gas and mineral leases or programs;

                           2. Purchase warrants if as a result the Fund would
                  then have more than 5% of its net assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange will be limited to 2% of the net assets of the Adviser Funds, Inc. (determined at the time of investment). For the purpose of this limitation, warrants acquired in units or attached to securities are deemed to be without value;

                           3. In connection with investment restriction number
                  eight above, invest in securities issued by other investment companies without waiving the advisory fee on that portion of its assets invested in such securities; or

                           4. Purchase puts, calls, straddles, spreads, and any
                  combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following supplements the information in each Prospectus under the heading Dividends, Distributions and Taxes.

Tax Information Concerning All Funds

         It is the policy of each Fund to meet the requirements necessary to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following such policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject.

         In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payment with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items (including receivables), United States Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets at the date of purchase and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities or the securities of other regulated investment companies) or of two or more issuers that the Adviser Funds, Inc. controls and that are engaged in the same, similar or related trades or businesses. These requirements may restrict the degree to which the Adviser Funds, Inc. may engage in short-term trading and limit the range of the Adviser Funds, Inc.'s investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to shareholders, provided the Fund distributes at least 90% of its net investment income (including short-term capital gains) other than long-term capital gains in each year. Each Fund intends to make sufficient distributions to shareholders to meet this requirement.

         Consequently, in order to avoid realizing a gain within the three-month period, each Fund may be required to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so. Each Fund may also be restricted in the sale of purchased put options and the purchase of put options for the purpose of hedging underlying securities because of the application of the short sale holding period rules with respect to such underlying securities.

         The Code imposes a non-deductible excise tax on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year plus 98% of their "capital gain net income" (as defined) for the 1-year period ending on October 31 of such calendar year plus 100% of the prior calendar year's undistributed income (if any). The balance, if any, of such income must be distributed during the next calendar year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year are less than the required amount, that particular Fund will be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Shareholders of the Funds will generally pay federal income tax on distributions received from the Fund. Dividends that are attributable to a Fund's taxable net investment income will be taxed as ordinary income. Distributions of net capital gain that are designated by a Fund as capital gain dividends will generally be taxable as long-term capital gain. Distributions in excess of a Fund's current and accumulated earnings and profits will be treated by shareholders receiving such distributions as a return of capital; a return of capital is taxable to shareholder as capital gain to the extent that it exceeds such shareholder's basis in its shares in the Fund. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. Such shareholders will include qualified retirement plans.

         It is the present policy of Adviser Funds, Inc. to declare dividends from net investment income of each fixed-income Fund on a daily basis. Dividends are declared at the time the offering price and net asset value are determined (see Determining Offering Price and Net Asset Value) each day the Fund is open and are paid monthly on the last business day of each month. Checks are normally mailed within three business days of that date. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services. Net investment income earned on days when a Fund is not open will be declared as a dividend on the next business day. Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

         Each class of a Fund will share proportionately in the investment income and expenses of the Fund, except that the Class A Shares, Class B Shares and the Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

         Dividends and realized securities profits distributions are automatically reinvested in additional shares of a Fund at net asset value in effect on the payable date, and credited to the shareholder's account, unless an election to receive distributions in cash has been made by the shareholder. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

         Adviser Funds, Inc. anticipates distributing to its shareholders substantially all of a Fund's net investment income. Any net short-term capital gains after deducting any net long-term capital losses (including carryforwards) would be distributed quarterly but, in the discretion of Adviser Funds, Inc.'s Board of Directors, might be distributed less frequently. Distributions of net long-term gains, if any, realized on sales of investments will be distributed annually during the quarter following the close of the fiscal year.]

Taxation of Shareholders

         Gain or loss on the sale of a security generally will be long-term capital gain or loss if a Fund has held the securities for more than one year. Gain or loss on the sale of securities held for not more than one year will be short-term. If one of the Funds acquires a debt security at a substantial discount, a portion of any gain upon the sale or redemption will be taxed as ordinary income, rather than capital gain to the extent it reflects accrued market discount. Alternatively, this discount may be accredited as ordinary income on a daily basis rather than recognized at disposition.

         Dividends of net investment income and distributions of net realized short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares. Dividends received by corporate shareholders will qualify for the dividends-received deduction only to the extent that each of the [Equity Portfolios] designates the amount distributed as a dividend and the amount so designated does not exceed the aggregate amount of dividends received by the Funds from domestic corporations for the taxable year. The federal dividends-received deduction for corporate shareholders may be further reduced or disallowed if the shares with respect to which dividends are received are treated as debt-financed or are deemed to have been held for less than 46 days.

         Foreign countries may impose withholding and other taxes on dividends and interest paid to the Portfolios with respect to investments in foreign securities. However, certain foreign countries have entered into tax conventions with the U.S. to reduce or eliminate such taxes.

         Distributions of long-term capital gains will be taxable to shareholders as such, whether paid in cash or reinvested in additional shares and regardless of the length of time that the shareholder has held his or her interest in one of the Funds. If a shareholder receives a distribution taxable as long-term capital gain with respect to his or her investment in a Fund and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as a long-term capital loss.

         If a shareholder: (a) incurs a sales charge or in acquiring or redeeming shares of one of the Funds; (b) disposes of those shares and acquires within 90 days after the original acquisition; or (c) acquires within 90 days of the redemption those shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of reinvestment right (i.e., an exchange privilege), the original sales charge increases the shareholder's tax basis in the original shares only to the extent the other applicable sales charge for the second acquisition is not reduced. The portion of the original sales charge that does not increase the shareholder's tax basis in the original shares would be treated as incurred with respect to the second acquisition and, as a general rule, would increase the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired or redeemed shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

         Investors considering buying shares of one of the Funds just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment. This is of particular concern for investors in the [Equity Portfolios] since these Funds may make distributions on an annual basis.

         Each Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or of gross proceeds from redemptions paid to any shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to properly include on his tax return payments of interest or dividends. This withholding, known as backup withholding, is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

         Certain investments and hedging activities of the Funds, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities will be subject to special tax rules. See "Option Transactions," "Straddles" and "Wash Sales" herein. In a given case, these rules may accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of a Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of a Fund.

         Certain securities purchased by the Funds (such as STRIPS, CUBES, TRs, TIGRs and CATS), are sold at original issue discount and do not make periodic cash interest payments. A Fund will be required to include as part of its current income the imputed interest on such obligations even though a Fund has not received any interest payments on such obligations during that period. Because a Fund distributes all of its net investment income to its shareholders (including such imputed interest), a Fund may have to sell securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Manager or sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

         The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of each Fund of Adviser Funds, Inc. Further tax information regarding the Delaware World Growth and Delaware New Pacific Funds are included in following sections of this Statement of Additional Information. No attempt is made to present a detailed explanation of the federal income tax treatment of each Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of shares of a Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state and local taxes.

         The foregoing discussion and the discussion below regarding the Delaware World Growth and Delaware New Pacific Funds are based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action, and such changes may be retroactive.

Additional Tax Information Concerning the Delaware World Growth and Delaware New Pacific Funds

         Gain or loss on the sale or other disposition of foreign currency by the Delaware World Growth and Delaware New Pacific Funds on a spot (or cash) basis will result in ordinary gain or loss for federal income tax purposes.

         Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) will constitute qualifying income for purposes of the 90% test. However, future Treasury regulations may exclude from qualifying income foreign currency gains not directly related to a Fund's business of investing in stock or securities (and may further define those foreign currency transactions that are not directly related).

         Investment by a Fund in certain "passive foreign investment companies" could subject a Fund to U.S. federal income tax or other charge on distributions received from, or the sale of its investment in, such a company, which tax cannot be eliminated by making distributions to shareholders. If the Funds elect to treat a passive foreign investment company as a "qualified electing fund," different rules would apply, although the Funds do not expect to be in the position to make such elections.

Foreign Tax Credit

         Shareholders of the Delaware World Growth and Delaware New Pacific Funds who are U.S. citizens may be able to claim a foreign tax credit or deduction on their U.S. income tax returns with respect to foreign taxes paid by the Funds. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of a Fund's income flows through to its shareholders. A Fund's gains from the sale of securities generally will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. With limited exceptions, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.

         The foregoing is only a general description of the treatment of foreign withholding or other foreign taxes under the U.S. federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

Options Transactions

         When a Fund writes a call option, an amount equal to the premium received by it is included in the Fund's assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has written expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. Any such gain or loss is a short-term capital gain or loss for federal income tax purposes. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Fund for the purchase of a put option is recorded in the section of the Fund's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. If a put option which a Fund has purchased expires on the stipulated expiration date, that Fund realizes a long- or short-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Fund sells the put option, it realizes a long- or short-term capital gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. However, since the purchase of a put option is treated as a short sale for federal income tax purposes, the holding period of the underlying security will be affected by such a purchase.

Futures Contracts

         The initial margin deposits made when entering into futures contracts are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract will be reflected at the end of each day.

         Regulated futures contracts held by the Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Any unrealized gain or loss on futures contracts will therefore be recognized and deemed to consist of 60% long-term capital gain or loss and 40% short-term capital gain or loss. Therefore, adjustments are made to the tax basis in the futures contract to reflect the gain or loss recognized at year end.

Straddles

         The Code contains rules applicable to "straddles," that is, "offsetting positions in actively traded personal property." Such personal property includes offsetting puts of the same class, section 1256 contracts or other investment contracts. Where applicable, the straddle rules generally override the other provisions of the Code. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions (although certain covered call options would not be treated as part of a straddle). The Funds are authorized to enter into covered call and covered put positions. Depending on what other investments are held by a Fund, at the time it enters into one of the above transactions, the Fund may create a straddle for purposes of the Code.

Wash Sales

         "Wash sale" rules will apply to prevent the recognition of loss with respect to a position where an identical or substantially identical position has been acquired thirty days prior to or thirty days after the date of the loss.

         The foregoing is only a summary of certain federal tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

PERFORMANCE INFORMATION

         From time to time, each Fund may state total return for each Class in advertisements and other types of literature. Any statements of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year (or life of fund, if applicable) periods. Each Fund may also advertise aggregate and average compounded return information of each Class over additional periods of time.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:
                                       n
                                 P(1+T)  = ERV

Where:       P  =   a hypothetical initial purchase order of $1,000 from which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

             T  =   average annual total return;

             n  =   number of years;

           ERV  =   redeemable value of the hypothetical $1,000 purchase at
                    the end of the period after the deduction of the applicable
                    CDSC, if any, with respect to Class B Shares and Class C
                    Shares.

         In the case of Class A Shares, the Limited CDSC, applicable only to certain redemptions of those shares, will not be deducted from any computations of total return. See the Prospectus for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC will apply to Class B Shares or Class C Shares.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         The performance of Class A Shares, Class B Shares Class C Shares and the Institutional Class, as shown below, is the average annual total return quotations through October 31, 1995, computed as described above.

         The average annual total return for Class A Shares at offer reflects the maximum front-end sales charges paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of the maximum front-end sales charge of 4.75%.

         The average annual total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed on October 31, 1995. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed on October 31, 1995 and therefore does not reflect the deduction of a CDSC.

         Pursuant to applicable regulation, total return shown for Classes for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all front-end sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance may have been affected had such an adjustment been made.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                         AVERAGE ANNUAL TOTAL RETURN(1)

                                                          ONE                 THREE
                                                         YEAR                 YEARS
                                                         ENDED                ENDED                 SINCE
                FUND AND CLASSES                       10/31/95             10/31/95              INCEPTION
                ----------------                       --------             --------              ---------
Delaware Enterprise Fund
         Class A Shares
         (at offer)                                     _____%               _____%                _____%
         (at NAV)                                       _____%               _____%                _____%
         Class B Shares
         (including CDSC)                               _____%               _____%                _____%
         (excluding CDSC)                               _____%               _____%                _____%
         Class C Shares
         (including CDSC)                               _____%               _____%                _____%
         (excluding CDSC)                               _____%               _____%                _____%
         Institutional Class                            _____%               _____%                _____%


Delaware U.S. Growth Fund
         Class A Shares
         (at offer)                                     _____%               _____%                _____%
         (at NAV)                                       _____%               _____%                _____%
         Class B Shares
         (including CDSC)                               _____%               _____%                _____%
         (excluding CDSC)                               _____%               _____%                _____%
         Class C Shares
         (including CDSC)                               _____%               _____%                _____%
         (excluding CDSC)                               _____%               _____%                _____%
         Institutional Class                            _____%               _____%                _____%


Delaware World Growth Fund
         Class A Shares
         (at offer)                                     _____%               _____%                _____%
         (at NAV)                                       _____%               _____%                _____%
         Class B Shares
         (including CDSC)                               _____%               _____%                _____%
         (excluding CDSC)                               _____%               _____%                _____%
         Class C Shares
         (including CDSC)                               _____%               _____%                _____%
         (excluding CDSC)                               _____%               _____%                _____%
         Institutional Class                            _____%               _____%                _____%



                                                          ONE                 THREE
                                                         YEAR                 YEARS
                                                         ENDED                ENDED                 SINCE
                FUND AND CLASSES                       10/31/95             10/31/95              INCEPTION
                ----------------                       --------             --------              ---------
Delaware New Pacific Fund
         Class A Shares
         (at offer)                                     _____%               _____%                _____%
         (at NAV)                                       _____%               _____%                _____%
         Class B Shares
         (including CDSC)                               _____%               _____%                _____%
         (excluding CDSC)                               _____%               _____%                _____%
         Class C Shares
         (including CDSC)                               _____%               _____%                _____%
         (excluding CDSC)                               _____%               _____%                _____%
         Institutional Class                            _____%               _____%                _____%

Delaware Corporate Income Fund
         Class A Shares
         (at offer)                                     _____%               _____%                _____%
         (at NAV)                                       _____%               _____%                _____%
         Class B Shares
         (including CDSC)                               _____%               _____%                _____%
         (excluding CDSC)                               _____%               _____%                _____%
         Class C Shares
         (including CDSC)                               _____%               _____%                _____%
         (excluding CDSC)                               _____%               _____%                _____%
         Institutional Class                            _____%               _____%                _____%



                                                          ONE                 THREE
                                                         YEAR                 YEARS
                                                         ENDED                ENDED                 SINCE
                FUND AND CLASSES                       10/31/95             10/31/95              INCEPTION
                ----------------                       --------             --------              ---------
Delaware Federal Bond Fund
         Class A Shares
         (at offer)                                     _____%               _____%                _____%
         (at NAV)                                       _____%               _____%                _____%
         Class B Shares
         (including CDSC)                               _____%               _____%                _____%
         (excluding CDSC)                               _____%               _____%                _____%
         Class C Shares
         (including CDSC)                               _____%               _____%                _____%
         (excluding CDSC)                               _____%               _____%                _____%
         Institutional Class                            _____%               _____%                _____%

-------------------------------
1 The previous Investment Manager, Lincoln Investment Management, Inc., waived a portion of its annual compensation or reimbursed expenses to limit the operating expenses of the Funds. See Investment Management Agreement. In the absence of such waivers or reimbursements, performance would have been affected negatively.






         As stated in the Prospectuses, the Delaware Federal Bond Fund and the Delaware Corporate Income Fund may also quote the current yield for each of its Classes in advertisements and investor communications. The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                 a -- b
                                 ------  6
                      YIELD = 2[( cd + 1) -- 1]


         Where:   a = dividends and interest earned during the period;

                  b = expenses accrued for the period (net of reimbursements);

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends;

                  d = the maximum offering price per share on the last day of the period.

         The above formula will be used in calculating quotations of yield of each Class, based on specified 30-day periods identified in advertising by the Fund. The yields as of October 31, 1995 using this formula were 0.00%, 0.00%, 0.00% and 0.00% for the Class A Shares, Class B Shares, Class C Shares and the Institutional Class, respectively of the Delaware Federal Bond Fund, and 0.00%, 0.00%, 0.00% and 0.00% of the Delaware Corporate Income Fund, respectively. Yield assumes the maximum front-end sales charge, if any, and does not reflect the deduction of any CDSC or Limited CDSC. Actual yield may be affected by variations in front-end sales charges on investments. Past performance, such as is reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any class of the Fund in the future.

         From time to time, the Funds may also quote actual total return for each Class in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.

         Comparative information on the Consumer Price Index may also be included. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from investment.

         Total return performance of each Class will reflect the appreciation or depreciation of principal, reinvestment of income and any capital gains distributions paid during any indicated period, and the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount, annualized. The results will not reflect any income taxes, if applicable, payable by shareholders on the reinvested distributions included in the calculations. As securities prices fluctuate, an illustration of past performance should not be considered as representative of future results.

         Statistical and performance information and various indices compiled and maintained by organizations such as the following may also be used in preparing exhibits comparing certain industry trends and competitive mutual fund performance to comparable Fund activity and performance and in illustrating general financial planning principles. From time to time, certain mutual fund performance ranking information, calculated and provided by these organizations may also be used in the promotion of sales in the Fund. Any indices used are not managed for any investment goal.

         CDA Investment Technologies, Inc., Lipper Analytical Services, Inc. and Morningstar, Inc. are performance evaluation services that maintain statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

         Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data including total return, capital appreciation and income on the stock market as well as other investment asset classes, and inflation. With their permission, this information will be used primarily for comparative purposes and to illustrate general financial planning principles.

         Interactive Data Corporation is a statistical access service that maintains a database of various international industry indicators, such as historical and current price/earning information, individual equity and fixed income price and return information.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current rate information on municipal debt obligations of various durations, as reported daily by The Bond Buyer, may also be used. The Bond Buyer is published daily and is an industry-accepted source for current municipal bond market information.

         The following table is an example, for purposes of illustration only, of cumulative total return performance for Class A Shares, Class B Shares, Class C Shares and the Institutional Class through October 31, 1995. For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods. In addition, these calculations, as shown below, reflect maximum sales charges, if any, paid on the purchase or redemption of shares, as applicable, but not any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance may have been affected had such an adjustment been made.

         The net asset value of a Class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.


                             CUMULATIVE TOTAL RETURN

                                   THREE            SIX           NINE            ONE           THREE
                                  MONTHS          MONTHS         MONTHS          YEAR           YEARS
                                   ENDED           ENDED          ENDED          ENDED          ENDED           SINCE
      FUND AND CLASSES           10/31/95        10/31/95       10/31/95       10/31/95       10/31/95        INCEPTION
      ----------------           --------        --------       --------       --------       --------        ---------

Delaware Enterprise Fund
   Class A Shares
   (at offer)                     _____%          _____%         _____%         _____%         _____%          _____%
   (at NAV)                       _____%          _____%         _____%         _____%         _____%          _____%
   Class B Shares
   (including CDSC)               _____%          _____%         _____%         _____%         _____%          _____%
   (excluding CDSC)               _____%          _____%         _____%         _____%         _____%          _____%
   Class C Shares
   (including CDSC)               _____%          _____%         _____%         _____%         _____%          _____%
   (excluding CDSC)               _____%          _____%         _____%         _____%         _____%          _____%
   Institutional Class            _____%          _____%         _____%         _____%         _____%          _____%

                             CUMULATIVE TOTAL RETURN

                                   THREE            SIX           NINE            ONE           THREE
                                  MONTHS          MONTHS         MONTHS          YEAR           YEARS
                                   ENDED           ENDED          ENDED          ENDED          ENDED           SINCE
      FUND AND CLASSES           10/31/95        10/31/95       10/31/95       10/31/95       10/31/95        INCEPTION
      ----------------           --------        --------       --------       --------       --------        ---------

Delaware U.S. Growth
Fund
   Class A Shares
   (at offer)                     _____%          _____%         _____%         _____%         _____%          _____%
   (at NAV)                       _____%          _____%         _____%         _____%         _____%          _____%
   Class B Shares
   (including CDSC)               _____%          _____%         _____%         _____%         _____%          _____%
   (excluding CDSC)               _____%          _____%         _____%         _____%         _____%          _____%
   Class C Shares
   (including CDSC)               _____%          _____%         _____%         _____%         _____%          _____%
   (excluding CDSC)               _____%          _____%         _____%         _____%         _____%          _____%
   Institutional Class            _____%          _____%         _____%         _____%         _____%          _____%


Delaware World Growth
Fund
   Class A Shares
   (at offer)                     _____%          _____%         _____%         _____%         _____%          _____%
   (at NAV)                       _____%          _____%         _____%         _____%         _____%          _____%
   Class B Shares
   (including CDSC)               _____%          _____%         _____%         _____%         _____%          _____%
   (excluding CDSC)               _____%          _____%         _____%         _____%         _____%          _____%
   Class C Shares
   (including CDSC)               _____%          _____%         _____%         _____%         _____%          _____%
   (excluding CDSC)               _____%          _____%         _____%         _____%         _____%          _____%
   Institutional Class            _____%          _____%         _____%         _____%         _____%          _____%


Delaware New Pacific
Fund
   Class A Shares
   (at offer)                     _____%          _____%         _____%         _____%         _____%          _____%
   (at NAV)                       _____%          _____%         _____%         _____%         _____%          _____%
   Class B Shares
   (including CDSC)               _____%          _____%         _____%         _____%         _____%          _____%
   (excluding CDSC)               _____%          _____%         _____%         _____%         _____%          _____%
   Class C Shares
   (including CDSC)               _____%          _____%         _____%         _____%         _____%          _____%
   (excluding CDSC)               _____%          _____%         _____%         _____%         _____%          _____%
   Institutional Class            _____%          _____%         _____%         _____%         _____%          _____%


Delaware Corporate
Income Fund
   Class A Shares
   (at offer)                     _____%          _____%         _____%         _____%         _____%          _____%
   (at NAV)                       _____%          _____%         _____%         _____%         _____%          _____%
   Class B Shares
   (including CDSC)               _____%          _____%         _____%         _____%         _____%          _____%
   (excluding CDSC)               _____%          _____%         _____%         _____%         _____%          _____%
   Class C Shares
   (including CDSC)               _____%          _____%         _____%         _____%         _____%          _____%
   (excluding CDSC)               _____%          _____%         _____%         _____%         _____%          _____%
   Institutional Class            _____%          _____%         _____%         _____%         _____%          _____%


Delaware Federal Bond
Fund
   Class A Shares
   (at offer)                     _____%          _____%         _____%         _____%         _____%          _____%
   (at NAV)                       _____%          _____%         _____%         _____%         _____%          _____%
   Class B Shares
   (including CDSC)               _____%          _____%         _____%         _____%         _____%          _____%
   (excluding CDSC)               _____%          _____%         _____%         _____%         _____%          _____%
   Class C Shares
   (including CDSC)               _____%          _____%         _____%         _____%         _____%          _____%
   (excluding CDSC)               _____%          _____%         _____%         _____%         _____%          _____%
   Institutional Class            _____%          _____%         _____%         _____%         _____%          _____%


          Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Funds and other mutual funds in the Delaware Group, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's or sub-adviser's overriding investment philosophy and how that philosophy impacts the Funds', and other Delaware Group funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager or sub-adviser's, including the number of such clients serviced by such persons.

Dollar-Cost Averaging

         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember. Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. Delaware Group offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Redemption and Exchange in the Fund Classes' Prospectus for a complete description of these services including restrictions or limitations.

          The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                                                                                   Number of
                                           Investment Amount                  Price Per Share                   Shares Purchased
Month 1                                          $100                             $10.00                               10
Month 2                                          $100                             $12.50                                8
Month 3                                          $100                             $ 5.00                               12
Month 4                                          $100                             $10.00                               10
                                 -------------------------------------------------------------------------------------------------

                                                 $400                             $37.50                               48


Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

This example is for illustration purposes only. It is not intended to represent the actual performance of the Funds.

THE POWER OF COMPOUNDING

          When you opt to reinvest your current income for additional shares of the Funds, your investment is given yet another opportunity to grow. It's called of the Funds the Power of Compounding and the following chart illustrates just how powerful it can be.

COMPOUNDED RETURNS

          Results at various assumed fixed rates of return on a $10,000 investment compounded monthly for 10 years:

                        7%          8%           9%
                     Rate of     Rate of      Rate of
                     Return      Return       Return

        12-'85      $10,723      $10,830      $10,938
        12-'86      $11,498      $11,729      $11,964
        12-'87      $12,330      $12,702      $13,086
        12-'88      $13,221      $13,757      $14,314
        12-'89      $14,177      $14,898      $15,657
        12-'90      $15,201      $16,135      $17,126
        12-'91      $16,300      $17,474      $18,732
        12-'92      $17,479      $18,924      $20,489
        12-'93      $18,743      $20,495      $22,411
        12-'94      $20,098      $22,196      $24,514
        12-'95      $            $            $
                     -------      -------      ------


          These figures are calculated assuming a fixed constant investment return and assume no fluctuation in the value of principal. These figures, which do not reflect payment of applicable taxes or sales charges, are not intended to be a projection of investment results and do not reflect the actual performance results of any of the Classes.

TRADING PRACTICES AND BROKERAGE

          Fund transactions are executed by the Manager or any sub-adviser (collectively referred to in this section as the "Manager") on behalf of the Fund in accordance with the standards described below.

          Brokers, dealers and banks are selected to execute transactions for the purchase or sale of portfolio securities on the basis of the Manager's judgment of their professional capability to provide the service. The primary consideration is to have brokers, dealers or banks execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Trades are generally made on a net basis where securities are either bought or sold directly from or to a broker, dealer or bank. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Funds pay reasonably competitive brokerage commission rates based upon the professional knowledge of the Delaware Group's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Funds pay a minimal share transaction cost when the transaction presents no difficulty.

          The Manager may allocate out of all commission business generated by all of the funds and accounts under their management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

          As provided in the Securities Exchange Act of 1934 and the Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Funds and to other funds in the Delaware Group. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

          The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

          Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions.

Portfolio Turnover

          While the Funds do not intend to trade in securities for short-term profits, securities may be sold without regard to the amount of time they have been held by a Fund when warranted by the circumstances. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a year by the monthly average value of portfolio securities for that year. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. A portfolio turnover rate of 100% would occur, for example, if all the securities in the Fund's portfolio were replaced once during a period of one year. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. The turnover rate may also be affected by cash requirements from redemptions and repurchases of fund shares.

          For the Delaware Corporate Income Fund and Delaware Federal Bond Fund, which are fixed-income funds, portfolio trading will be undertaken principally to accomplish the Funds' objectives in relation to anticipated movements in the general level of interest rates, and not for the purpose of realizing capital gains, although capital gains may be realized on certain portfolio transactions. For example, capital gains may be realized when a security is sold (i) so that, provided capital is preserved or enhanced, another security can be purchased to obtain a higher yield, (ii) to take advantage of what the Manager believes to be a temporary disparity in the normal yield relationship between the two securities to increase income or improve the quality of the portfolio, (iii) to purchase a security which the Manager believes is of higher quality than its rating or current market value would indicate, or (iv) when the Manager anticipates a decline in value due to market risk or credit risk. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Fund's investment objective.

          Although the fixed-income Funds trade principally to seek a high level of income and stability of principal and not for profits, the portfolio turnover may be high, particularly if interest rates are volatile. The portfolio turnover rate of the Funds is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Funds during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

          During the past two fiscal years ended October 31, 1994 and 1995, the Fund's portfolio turnover rates were as follows:

       FUND                                          1994       1995
       ----                                          ----       ----
       Delaware Enterprise Fund                      ___%       ___%
       Delaware U.S. Growth Fund                     ___%       ___%
       Delaware World Growth Fund                    ___%       ___%
       Delaware New Pacific Fund                     ___%       ___%
       Delaware Corporate Income Fund                ___%       ___%
       Delaware Federal Bond Fund                    ___%       ___%


PURCHASING SHARES

          The Distributor serves as the national distributor for each Funds' four classes of shares - Class A Shares, Class B Shares, Class C Shares and the Institutional Class, and has agreed to use its best efforts to sell shares of the Classes. See the Prospectuses for additional information on how to invest.

Shares of the Funds are offered on a continuous basis, and may be purchased through authorized investment dealers or directly by contacting Adviser Funds, Inc. or its agent.

          The minimum initial investment for each of the Fund Classes generally is $1,000. Subsequent purchases generally must be at least $100. The initial and subsequent minimum investment with respect to Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Group fund, the Manager or any sub-adviser to a Fund, or any affiliates of the Manager or any such sub-adviser if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Group Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Institutional Class, but certain eligibility requirements must be satisfied.

          Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Adviser Funds, Inc. will reject any order for purchase of more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, which are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers have the responsibility of transmitting orders promptly. Adviser Funds, Inc. reserves the right to reject any order for the purchase of a Fund's shares if in the opinion of management such rejection is in the Fund's best interest. The NASD has adopted Rules of Fair Practice relating to investment company sales charges. Adviser Funds, Inc. and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 4.75%; however, lower front-end sales charges apply for larger purchases. See the table below. Class A Shares are also subject to annual 12b-1 Plan expenses.

         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year of purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; (v) and 0% thereafter. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses.

          Institutional Class shares, Class A Shares, Class B Shares and Class C Shares of each Fund represent a proportionate interest in the particular Fund's assets and will receive a proportionate interest in the particular Fund's income, before application, as to Class A, Class B and Class C Shares, of any expenses under the Fund's 12b-1 Plans.

          See Automatic Conversion of Class B Shares in the Fund Classes' Prospectus, and Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 for the Fund Classes in this Part B.

          Certificates representing shares purchased are not ordinarily issued unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing shares purchased by sending a letter to the Transfer Agent requesting the certificate. No charge is made for any certificate issued. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements

          The alternative purchase arrangements of Class A Shares, Class B Shares and the Class C Shares permit investors to choose the method of purchasing shares that is most suitable for his or her needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of .35% (currently, no more than .30% pursuant to Board action) of the average daily net assets of Class A Shares or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of .35% (currently no more than .30% pursuant to Board action) of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another class.

Class A Shares

          Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the accompanying table, and may include a series of purchases over a 13- month period under a Letter of Intention signed by the purchaser. See Special Purchase Features Class A Shares, below, for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.



                                                              Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Dealer's
                                Front-End Sales Charge                                                                Commission***
 Amount of     Offering               as % of                                                                           as % of
 Purchase       Price                                            Amount Invested**                                   Offering Price
-----------------------------------------------------------------------------------------------------------------------------------
                               Delaware       Delaware       Delaware       Delaware      Delaware        Delaware
                              Enterprise        U.S.          World            New        Federal        Corporate
                                Fund          Growth          Growth        Pacific         Bond           Income
                                               Fund            Fund           Fund          Fund            Fund

Less than        4.75%          0.00%           0.00%          0.00%         0.00%          0.00%           0.00%         4.00%
$100,000

$100,000 but     3.75           0.00            0.00           0.00          0.00           0.00            0.00          3.00
under
$250,000

$250,000 but     2.50           0.00            0.00           0.00          0.00           0.00            0.00          2.00
under
$500,000

$500,000 but     2.00           0.00            0.00           0.00          0.00           0.00            0.00          1.00
under
$1,000,000*

* There is no front-end sales charge on purchases of Class A Shares of $1 million or more but, under certain limited circumstances, a 1% Limited CDSC may apply upon redemption of such shares.

** Based on the net asset value per share of the Class A Shares as of the end of Adviser Funds, Inc.'s most recent fiscal year.

*** Financial institutions or their affiliated brokers may receive any agency transaction fee in the percentages set forth above.

-------------------------------------------------------------------------------
Each Fund, as appropriate, must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by such Fund. Such reduced front-end sales charges are not retroactive.

From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to .15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.
--------------------------------------------------------------------------------
          Certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to .15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.

Dealer's Commission

          For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected in accordance with the following schedule:

                                                     Dealer's Commission
                                                     (as a percentage of
Amount of Purchase                                     amount purchased)
------------------                                   -------------------
Up to $2 million                                               1.00%

Next $1 million up to $3 million                               0.75%

Next $2 million up to $5 million                               0.50%

Amount over $5 million                                         0.25%


          In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies (see Redemption and Repurchase) may be aggregated with those of Class A Shares of a Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

          An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares

          Class B and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price. Nor will a CDSC be assessed on redemption of shares acquired through reinvestment of dividends or capital gains distributions. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange in the Prospectus for the Fund Classes for a list of the instances in which the CDSC is waived.

          The following table sets forth the rates of the CDSC for the Class B Shares of each Fund:

                                              Contingent Deferred Sales
          Year After                      Charge (as a Percentage of Dollar
         Purchase Made                        Amount Subject to Charge)
         -------------                    ---------------------------------
              0-2                                        4%

              3-4                                        3%

               5                                         2%

               6                                         1%

       7 and thereafter                                 None


During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the relevant Fund. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund Classes' Prospectus. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Dividends, Distributions and Taxes in the Prospectus for the Fund Classes.

Plans Under Rule 12b-1 for the Fund Classes

          Pursuant to Rule 12b-1 under the 1940 Act, Adviser Funds, Inc. has adopted a separate plan for each of the Class A Shares, Class B Shares and Class C Shares of each Fund (the "Plans"). Each Plan permits the particular Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies. The Plans do not apply to the Institutional Class of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Class. Shareholders of the Institutional Class may not vote on matters affecting the Plans.

          The Plans permit the Funds, pursuant to the Distribution Agreements, to pay out of the assets of Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

          In addition, the Funds may make payments out of the assets of Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

          The maximum aggregate fee payable by the Funds under the Plans, and the Funds' Distribution Agreements, is on an annual basis up to .35% of Class A Shares' average daily net assets for the year, and up to 1% (.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of Class B Shares' and Class C Shares' average daily net assets for the year. Adviser

Funds, Inc.'s Board of Directors may reduce these amounts at any time. The Distributor has agreed to waive these distribution fees to the extent such fees for any day exceeds the net investment income realized by the Fund Classes for such day.

          [On May 3, 1996, the Board of Directors set the fee for Class A Shares, pursuant to its Plan, at .30% of average daily net assets. While this describes the current formula for calculating the fees which will be payable under the Class A Shares' Plan beginning June 1, 1992, the Plan permits a full
 .35% on all assets of Class A Shares to be paid at any time following appropriate Board approval.]

          All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

          The Plans and the Distribution Agreements, as amended, have been approved by the Board of Directors of Adviser Funds, Inc., including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of Adviser Funds, Inc. and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Distribution Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Directors in the same manner as specified above.

          Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to that Class. The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Fund Class, as well as by a majority vote of those directors who are not "interested persons." With respect to the Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must be approved by a majority of the outstanding voting Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the directors, including a majority of the noninterested directors of Adviser Funds, Inc. having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of Adviser Funds, Inc. must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.

          For the fiscal year ended October 31, 1995, payments to the Distributor and, in its capacity as national distributor, LNC Equity under the Plans for the Class A Shares, Class B Shares and Class C Shares were as follows:

                                             12b-1 Fees Paid
                                             In Year Ended
          Fund and Class                        10/31/95
          --------------                     ----------------
Delaware Enterprise Fund
          Class A Shares                        $______
          Class B Shares                        $______
          Class C Shares                        $______

Delaware U.S. Growth Fund
          Class A Shares                        $______
          Class B Shares                        $______
          Class C Shares                        $______

Delaware World Growth Fund
          Class A Shares                        $______
          Class B Shares                        $______
          Class C Shares                        $______

Delaware New Pacific Fund
          Class A Shares                        $______
          Class B Shares                        $______
          Class C Shares                        $______

Delaware Corporate Income Fund
          Class A Shares                        $______
          Class B Shares                        $______
          Class C Shares                        $______

Delaware Federal Bond Fund
          Class A Shares                        $______
          Class B Shares                        $______
          Class C Shares                        $______

The payments under the Plans shown above were used for the following purposes:







          The staff of the Securities and Exchange Commission ("SEC") has proposed amendments to Rule 12b-1 and other related regulations that could impact Rule 12b-1 Distribution Plans. Adviser Funds, Inc. intends to amend the Plans, if necessary, to comply with any new rules or regulations the SEC may adopt with respect to Rule 12b-1.

Other Payments to Dealers - Class A, Class B and Class C Shares

          From time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to .25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

          Payment to dealers made in connection with seminars, conferences or contests relating to the promotion of fund shares may be in an amount up to 100% of the expenses incurred or awards made. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Group fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value

          Class A Shares may be purchased without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

          [Current and former officers, directors and employees of Adviser Funds, Inc., any other fund in the Delaware Group, the Manager, any of the Funds' sub-advisers, or any of the Manager's affiliates that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares of the Funds and any of the funds in the Delaware Group, including any fund that may be created, at the net asset value per share. Family members of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase shares at net asset value. Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within six months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge has been assessed and the redemption of the investment did not result in the imposition of a contingent deferred sales charge or other redemption charges. Purchases of Class A Shares may also be made at net asset value by bank employees that provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of Delaware Group funds. Officers, directors and key employees of institutional clients of the Manager, or any of its affiliates, may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as Adviser Funds, Inc. may reasonably require to establish eligibility for purchase at net asset value. Adviser Funds, Inc. must be notified in advance that the trade qualifies for purchase at net asset value.

          Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.]

Letter of Intention

          The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Adviser Funds, Inc., which provides for the holding in escrow by the Transfer Agent of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13- month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Funds and of any class of any of the other mutual funds in the Delaware Group (except shares of any Delaware Group fund which do not carry a front-end sales charge or CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter. For purposes of satisfying an investor's obligation under a Letter of Intention, Class B Shares and Class C Shares of the Funds and the corresponding classes of shares of other Delaware Group funds which offer such shares may be aggregated with Class A Shares of the Funds and the corresponding class of shares of the other Delaware Group funds.

          Employers offering a Delaware Group retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Group funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the Plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Fund and other Delaware Group funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege

          In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class B Shares and/or Class C Shares of the Funds, as well as shares of any other class of any of the other Delaware Group funds (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
CDSC).

          The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation

          In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of the Funds, as well as shares of any other class of any of the other Delaware Group funds which offer such classes (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Funds, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from shares from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would currently be 3.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege

          Holders of Class A Shares (and of Institutional Class shares which were acquired through an exchange of one of the other mutual funds in the Delaware Group offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of a Fund or in Class A Shares of any of the other funds in the Delaware Group, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Group offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B or Class C Shares.

          Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is proposed to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

          Investors should consult their financial advisers or the Transfer Agent, which also serves as the Funds' shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Fund Classes' Prospectus) in connection with the features described above.

Group Investment Plans

          Group Investment Plans which are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table on page [00], based on total plan assets. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Funds at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Group investment accounts if they so notify the Funds in connection with each purchase.

          For other retirement plans and special services, see Retirement Plans for the Fund Classes under Investment Plans.

Adviser Funds Institutional Classes

          The Institutional Classes are available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement account from such institutional advisory accounts; (d) banks, trust companies and similar financial institutions investing for their own account or for the account of their trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the class; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

          Shares of the Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

Reinvestment Plan/Open Account

          Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Class are reinvested in the account of the holders of such shares (based on the net asset value in effect on the reinvestment date). Confirmations of any distributions from realized securities profits will be mailed to shareholders in the first quarter of each fiscal year.

          Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the Fund. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for the Institutional Class, Class B and Class C Shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Group Funds

          Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A, Class B and Class C Shares may automatically reinvest their dividends and/or distributions in any of the mutual funds in the Delaware Group, including the Funds, in states where their shares may be sold. Such investments will be made at the net asset value per share at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account, will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is proposed to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses. See also Dividend Reinvestment Plan in the Prospectus for the Fund Classes.

          Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Group may be invested in shares of the Funds at net asset value, provided an account has been established. Dividends from Class A Shares may not be directed to Class B or Class C Shares. Likewise, dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares. See Classes Offered under Classes of Shares in the Fund Classes' Prospectus for the funds in the Delaware Group that are eligible for investment by holders of Fund shares.

          This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

Investing by Electronic Fund Transfer

          Direct Deposit Purchase Plan--Investors may arrange for the Funds to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments by Electronic Fund Transfer. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

          Automatic Investing Plan--Shareholders of Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Fund accounts. This type of investment will be handled in either of the two ways noted below. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

          This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

                              *     *     *

          Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such Plans must be for $25 or more. An investor wishing to take advantage of either option should contact the Shareholder Service Center at 800-523-1918 for the necessary authorization forms and information. These services can be discontinued by the shareholder at any time without penalty by giving written notice.

          Payments to the Funds from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Funds may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Funds.

Direct Deposit Purchases by Mail

          Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Funds will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Funds for proper instructions.

Retirement Plans for the Fund Classes

          An investment in the Funds may be suitable for tax-deferred retirement plans. Among the retirement plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, Simplified Employee Pension Plans, 403(b)(7) Deferred Compensation Plans and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange in the Prospectus for the Fund Classes for a list of the instances in which the CDSC is waived.

          Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000 for retirement plans. Each purchase of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

          Minimum investment limitations generally applicable to other investors do not apply to retirement plans, other than Individual Retirement Accounts ("IRAs"), for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25 regardless of which class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such plans.

          Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class. See Adviser Funds Institutional Class, above. For additional information on any of the Plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

          It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

          Taxable distributions from the retirement plans described below may be subject to withholding. Please contact your investment dealer or the Distributor for the special application forms required for the plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans

          Prototype plans are available for self-employed individuals, partnerships and corporations which replace the former Keogh and corporate retirement plans. These plans contain profit sharing or money purchase pension plan provisions. Contributions may be invested only in Class A and Class C Shares.

Individual Retirement Account ("IRA")

          A document is available for an individual who wants to establish an IRA by making contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year or elects to be treated as having no compensation for the year. Investments in each of the Fund Classes are permissible.

          The Tax Reform Act of 1986 (the "Act") restructured, and in some cases eliminated, the tax deductibility of IRA contributions. Under the Act, the full deduction for IRAs ($2,000 for each working spouse and $2,250 for one-income couples) was retained for all taxpayers who are not covered by an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is covered by an employer-sponsored retirement plan, the full deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. The Act does not permit deductions for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who are not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.

          A company or association may establish a Group IRA for employees or members who want to purchase shares of the Funds. Purchases of $1 million or more of the Class A Shares qualify for purchase at net asset value but may, under certain circumstances, be subject to a Limited CDSC. See Purchasing Shares for information on reduced front-end sales charges applicable to Class A Shares.

          Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. See Class B Shares and Class C Shares under Alternative Purchase Arrangements in the Fund Classes' Prospectus concerning the applicability of a CDSC upon redemption.

          See Appendix A for additional IRA information.

Simplified Employee Pension Plan ("SEP/IRA")

          A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Fund Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")

          Employers with 25 or fewer eligible employees can establish this plan which permits employer contributions and salary deferral contributions in Class A Shares and Class C Shares only.

Prototype 401(k) Defined Contribution Plan

          Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Group. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table on page 00.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")

          Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase any of the Fund Classes in conjunction with such an arrangement. Applicable front-end sales charges with respect to Class A Shares for such purchases are set forth in the table on page 00.

Deferred Compensation Plan for State and Local Government Employees ("457")

          Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of any of the Fund Classes. Although investors may use their own plan, there is available a Delaware Group 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Applicable front-end sales charges for such purchases of Class A Shares are set forth in the table on page 00.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

          Orders for purchases of Class A Shares are effected at the offering price next calculated by the Funds after receipt of the order by the Funds or their agent. Orders for purchases of Class B Shares, Class C Shares and the Institutional Class of a Fund are effected at the net asset value per share next calculated by the Funds after receipt of the order by the Fund or its agent. Selling dealers have the responsibility of transmitting orders promptly.

          The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

          An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in the Funds' financial statements which are incorporated by reference into this Part B.

          The Funds' net asset value per share is computed by adding the value of all securities and other assets in the portfolio of the Funds, deducting any liabilities and dividing by the number of shares outstanding. Expenses and income are accrued daily. U.S. Government and other debt securities are valued at the mean between the last reported bid and asked prices. Options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost. All other securities and assets, including non-Exchange-traded options, are valued at fair value as determined in good faith by the Board of Directors of Adviser Funds, Inc.

          Each Class of the Funds will bear, pro-rata, all of the common expenses of the particular Fund. The net asset values of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Funds represented by the value of shares of that Class. All income earned and expenses incurred by the Funds will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Funds represented by the value of shares of such Classes, except that the Institutional Class will not incur any of the expenses under the Funds' 12b-1 Plans and Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of a Fund may vary. However, the net asset value per share of each Class is expected to be equivalent.

REDEMPTION AND REPURCHASE

          Any shareholder may require the Funds to redeem shares by sending a written request, signed by the record owner or owners exactly as the shares are registered, to the Funds at 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder specifically requests them. Certificates are not issued for Class B Shares or Class C Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the request must be signed by all owners of the shares or the investment dealer of record, but a signature guarantee is not required. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners are required and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.

          In addition to redemption of Fund shares by the Funds, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Fund or its agent, subject to any applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Funds and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

          Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

          Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectus for the Fund Classes. Redemptions of Class B Shares made within three years of purchase are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge under Classes of Shares in the Prospectus for the Fund Classes. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below, for which there is currently a $7.50 bank wiring cost, neither the Funds nor their Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

          Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order. If a shareholder redeems an entire account, all dividends accrued to the time of withdrawal will be paid by a separate check at the end of that particular monthly dividend period.

          If a shareholder who recently purchased shares by check seeks to redeem all or a portion of those shares in a written request, the redemption request will be honored but the proceeds will not be mailed until the Fund is reasonably satisfied of the collection of the investment check. Redemption requests by wire or the Checkwriting Feature in this case will not be honored. This hold period against a recent purchase may be up to but not in excess of 15 days, depending upon the origin of the investment check. This potential delay can be avoided by making investments by wiring Federal Funds.

          If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the appropriate Fund will automatically redeem from the shareholder's account the Fund's shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

          In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Funds of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund fairly to value its assets, or in the event that the Commission has provided for such suspension for the protection of shareholders, the Funds may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

          Payment for shares redeemed or repurchased may be made either in cash or in kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Adviser Funds, Inc. has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Funds during any 90-day period for any one shareholder.

          The value of the Funds' investments are subject to changing market prices. Thus, a shareholder reselling shares to the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Small Accounts

          Before the Funds involuntarily redeem shares from an account that, under the circumstances listed in the relevant Prospectus, has remained below the minimum amounts required by the Funds' Prospectuses and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the Fund shares in the account is less than the minimum required and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. See The Conditions of Your Purchase under How to Buy Shares in the Funds' Prospectuses. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.

Checkwriting Feature

          Shareholders of the Class A Shares and the Institutional Class holding shares for which certificates have not been issued may request on the investment application that they be provided with special forms of checks which may be issued to redeem their shares by drawing on the Adviser Funds, Inc.'s account with CoreStates Bank, N.A. for the particular Fund. If normally, it takes two weeks from the date the shareholder's initial purchase check clears to receive the ten-check book. The use of any form of check other than the Fund's check will not be permitted unless approved by the Fund. The Checkwriting Feature is not available with respect to the Class B Shares, Class C Shares or for retirement plans.

          (1) Redemption checks must be made payable in an amount of $500 or more.

          (2) Checks must be signed by the shareholder(s) of record or, in the case of an organization, by the authorized person(s). If registration is in more than one name, unless otherwise indicated on the investment application or your checkwriting authorization form, these checks must be signed by all owners before Adviser Funds, Inc. will honor them. Through this procedure the shareholder will continue to be entitled to distributions paid on these shares up to the time the check is presented for payment.

          (3) If a shareholder who recently purchased shares by check seeks to redeem all or a portion of those shares through the Checkwriting Feature, the Funds will not honor the redemption request unless it is reasonably satisfied of the collection of the investment check. A hold period against a recent purchase may be up to but not in excess of 15 days, depending upon the origin of the investment check.

          (4) If the amount of the check is greater than the value of the shares held in the shareholder's account, the check will be returned and the shareholder may be subject to extra charges.

          (5) Checks may not be used to close accounts.

          The Funds reserve the right to revoke the Checkwriting Feature of shareholders who overdraw their accounts or if, in the opinion of management, such revocation is in the Funds' best interests.

          Shareholders will be subject to CoreStates Bank, N.A.'s rules and regulations governing similar accounts. This service may be terminated or suspended at any time by CoreStates Bank, N.A., the Funds or the Transfer Agent. The Funds and the Transfer Agent will not be responsible for the inadvertent processing of post-dated checks or checks more than six months old.

          Stop-Payment Requests--Investors may request a stop payment on checks by providing the Funds with a written authorization to do so. Oral requests will be accepted provided that the Fund promptly receives a written authorization. Such requests will remain in effect for six months unless renewed or canceled. The Fund will use its best efforts to effect stop-payment instructions, but does not promise or guarantee that such instructions will be effective. Shareholders requesting stop payment will be charged a $5 service fee per check for each six-month period which will be deducted from their accounts.

                                 *     *     *

          The Funds have made available certain special redemption privileges, as described below. The Funds reserve the right to suspend or terminate these expedited payment procedures upon 60 days' written notice to shareholders.

Expedited Telephone Redemptions

          Shareholders of the Fund Classes or their investment dealers of record wishing to redeem any amount of Fund shares of $50,000 or less for which certificates have not been issued may call the Shareholder Service Center at 800-523-1918 or, in the case of shareholders of the Institutional Class, their Client Services Representative at 800-828-5052 prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the record address. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.

          In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the phone numbers listed above. An authorization form must have been completed by the shareholder and filed with the particular Fund before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

          1. Payment by Wire: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.

          2. Payment by Check: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.

          Redemption Requirements: In order to change the name of the bank and the account number it will be necessary to send a written request to the Fund and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.

          To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form. Telephone redemptions for Fund shares recently purchased by check will not be honored unless the Fund is reasonably satisfied that the purchase check has cleared.

          If expedited payment under these procedures could adversely affect the Funds, the Funds may take up to seven days to pay the shareholder.

          Neither the Funds nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Funds will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Funds or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by shareholders of the Fund Classes are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

Systematic Withdrawal Plans

          Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This $5,000 minimum does not apply for the Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

          Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend) and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital and the share balance may in time be depleted, particularly in a declining market.

          The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

          Withdrawals under this plan made concurrently with the purchases of additional shares of the Fund may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in funds of the Delaware Group which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. Redemptions of Class B Shares or Class C Shares pursuant to a Systematic Withdrawal Plan may be subject to a CDSC, unless the annual amount selected to be withdrawn is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares and Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange in the Prospectus for the Fund Classes. Shareholders should consult their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

          An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

          The Systematic Withdrawal Plan is not available with respect to the Institutional Class.

Wealth Builder Option

          Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in the Delaware Group through our Wealth Builder Option. Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Group, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. See Wealth Builder Option and Redemption and Exchange in the Prospectus for the Fund Classes.

          The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

          Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges.

          Shareholders can also use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Group, subject to the conditions and limitations described in the Fund Classes' Prospectus. Shareholders can terminate their participation at any time by written notice to the particular Fund.

          This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.

INVESTMENT MANAGEMENT AGREEMENT

           The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to each Fund, subject to the supervision and direction of the Board of Directors of Adviser Funds, Inc.

          The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. The aggregate assets of these funds on December 31, 1995 were approximately $10,522,726,000. Investment advisory services are also provided to institutional accounts with assets on December 31, 1995 of approximately $17,606,321,000.

          Separate Investment Management Agreements for each Fund are dated May 3, 1996 and were approved by shareholders on the same date. The Agreements have an initial term of two years and may be further renewed only so long as such renewals and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the relevant Fund, and only if the terms and renewal thereof have been approved by the vote of a majority of the directors of Adviser Funds, Inc. who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements are terminable without penalty on 60 days' notice by the directors of Adviser Funds, Inc. or by the Manager. The Agreements will terminate automatically in the event of its assignment.

          The Investment Management Agreements provide that each Fund shall pay the Manager an annual management fee payable monthly and computed on the average daily net assets of each Fund at the following annual rates:

                                         Management
         Fund                            Fee Rate
         ----                            ----------
Delaware Enterprise Fund                   0.80%
Delaware U.S. Growth Fund                  0.70%
Delaware World Growth Fund                 1.10%
Delaware New Pacific Fund                  0.80%
Delaware Corporate Income Fund             0.30%
Delaware Federal Bond Fund                 0.30%


          On October 31, 1995, each Fund's total net assets were as follows:
Delaware Enterprise Fund ($__________); Delaware U.S. Growth Fund ($__________); Delaware World Growth Fund ($__________); Delaware New Pacific Fund ($__________); Delaware Corporate Income Fund ($__________); Delaware Federal Bond Fund ($__________).

          The total investment management fees paid by each Fund during the three fiscal years ended October 31, 1993, 1994 and 1995 were paid to the previous investment manager, Lincoln Investment Management, Inc., and were as follows:

                                              Management Fees Paid
         Fund                              1995         1994        1993
         ----                              ----         ----        ----
Delaware Enterprise Fund                  $_____      $_____      $_____
Delaware U.S. Growth Fund                 $_____      $_____      $_____
Delaware World Growth Fund                $_____      $_____      $_____
Delaware New Pacific Fund                 $_____      $_____      $_____
Delaware Corporate Income Fund            $_____      $_____      $_____
Delaware Federal Bond Fund                $_____      $_____      $_____

          As authorized by the Investment Management Agreements relating to each Fund, the Investment Manager, under the general supervision of the Board of Directors, has selected and contracted with various sub-advisers to assist with the management of the Fund's portfolios in accordance with each Fund's stated objectives and policies. The Manager is responsible for compensating such sub-advisers, as well as paying the salaries of all directors, officers and employees of Adviser Funds, Inc. who are affiliated with the Manager.

         Each Fund pays all of its other expenses, including its proportionate share of rent and certain other administrative expenses. The ratios of expenses to average daily net assets for Class A Shares, Class B Shares, Class C Shares and the Institutional Class for each Fund for the fiscal year ended October 31, 1995 were as follows with and without giving effect to any expense waivers or reimbursements, as more fully described below:

                                                                 Ratio (Without
                                                                 Giving Effect
                  Fund                       Ratio                 To Waiver)
                  ----                       -----               --------------
Delaware Enterprise Fund
          Class A Shares                     _____%                    _____%
          Class B Shares                     _____%                    _____%
          Class C Shares                     _____%                    _____%
          Institutional Class                _____%                    _____%

Delaware U.S. Growth Fund
          Class A Shares                     _____%                    _____%
          Class B Shares                     _____%                    _____%
          Class C Shares                     _____%                    _____%
          Institutional Class                _____%                    _____%

Delaware World Growth Fund
          Class A Shares                     _____%                    _____%
          Class B Shares                     _____%                    _____%
          Class C Shares                     _____%                    _____%
          Institutional Class                _____%                    _____%

Delaware New Pacific Fund
          Class A Shares                     _____%                    _____%
          Class B Shares                     _____%                    _____%
          Class C Shares                     _____%                    _____%
          Institutional Class                _____%                    _____%

Delaware Corporate Income Fund
          Class A Shares                     _____%                    _____%
          Class B Shares                     _____%                    _____%
          Class C Shares                     _____%                    _____%
          Institutional Class                _____%                    _____%

Delaware Federal Bond Fund
          Class A Shares                     _____%                    _____%
          Class B Shares                     _____%                    _____%
          Class C Shares                     _____%                    _____%
          Institutional Class                _____%                    _____%

          By California regulation, the Manager is required to waive certain fees and reimburse the Funds for certain expenses to the extent that a Fund's annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 2 1/2% of its first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets and 1 1/2% of any additional average daily net assets. The Manager has voluntarily committed to waive its fees or reimburse expenses for the Funds for the first six months after May 3, 1996, when it became the investment manager for the Funds, in amounts sufficient to maintain the expense ratios of the Funds that had been maintained through similar reimbursements or waivers by the Funds' previous investment manager. The expense waivers and/or reimbursements will be reevaluated by the Manager periodically. The expense ratios presently being maintained are as follows: Delaware Enterprise Fund ____%; Delaware U.S. Growth Fund ____%; Delaware World Growth Fund _____%; Delaware New Pacific Fund ____%; Delaware Corporate Income Fund _____%; Delaware Federal Bond Fund ____%.

Sub-Advisers

          The following registered investment advisers serve as sub-advisers to the Funds indicated: Lincoln Investment Management, Inc. serves as sub-adviser of the Delaware Corporate Income Fund and the Delaware Federal Bond Fund, Lynch & Mayer, Inc. serves as sub-adviser of the Delaware U.S. Growth Fund and Delaware Enterprise Fund; Walter Scott & Partners Limited serves as sub-adviser of the Delaware World Growth Fund and John Govett & Company Limited serves as sub-adviser of the Delaware New Pacific Fund.

          Lincoln Investment Management, Inc. Lincoln Investment Management, Inc. provides investment services to Lincoln National Corporation and its principal subsidiaries and acts as investment adviser to other clients in addition to the funds. As of December 31, 1995, Lincoln Investment Management, Inc. had total assets under management in excess of $37 billion.

          Lynch & Mayer, Inc. Dennis Lynch and Eldon Mayer established Lynch & Mayer, Inc. in 1976. Currently the firm manages $6.6 billion in assets for pension funds, foundations, endowments, trusts and high net worth individuals and families. The firm also manages a closed-end convertible security fund which is traded on the New York Stock Exchange. Lynch & Mayer's investment expertise is in equities and convertible securities. As of December 31, 1995, Lynch & Mayer, Inc. had total assets under management in excess of $6.6 billion.

          Walter Scott & Partners Limited. Walter Scott & Partners Limited was founded in 1983. The firm is an investment advisor registered with the Securities and Exchange Commission. The firm's area of expertise is in providing both international and global management of equity securities. The firm manages money for pension funds and foundations of over $2.0 billion for investors in the United Kingdom and United States. As of December 31, 1995, Walter Scott & Partners Limited had assets under management in excess of $2.0 billion.

          John Govett & Company Limited. The London-based investment management firm of John Govett & Company Limited was established in 1920. In December, 1995, John Govett & Company Limited was acquired by John Govett Holdings Limited, a majority owned subsidiary of the AIB Group of Companies. John Govett & Company Limited manages assets of over $5.1 billion for investment trusts, investment companies, mutual funds and pension funds. The firm has other investment offices in Singapore and San Francisco. As of December 31, 1995, John Govett & Company Limited had assets under management in excess of $5.1 billion.

Distribution and Service

          The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of the Funds' shares under separate Distribution Agreements dated September 25, 1995. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by Class A Shares, Class B Shares and Class C Shares of the Funds under their respective 12b-1 Plans. Prior to September 25, 1995, LNC Equity Sales, Inc. served as the national distributor of the Fund's shares. Delaware Distributors Inc. ("DDI") is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly-owned subsidiaries of Delaware Management Holdings, Inc. which, in turn, is a wholly-owned subsidiary of Lincoln National Corporation.

          The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund pursuant to a Shareholders Services Agreement dated September 25, 1995. The Transfer Agent is also an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. and, therefore, Lincoln National Corporation.

                                   MANAGEMENT

          DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Investment Counselors, Inc. and Delaware Investment & Retirement Services, Inc. are direct or indirect, wholly-owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly-owned subsidiary of Lincoln National Corporation was completed. Lincoln National Corporation, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. DMH and the Manager are now wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation. After Lincoln National's acquisition of DMH and the Manager, Lincoln National was operating two mutual fund complexes, the Delaware Group and Lincoln Advisor Funds, Inc. (the "Lincoln Funds"). The directors and management of both mutual fund complexes concluded that the extensive mutual fund experience and resources of the Delaware Group of funds warranted the consolidation of Lincoln Funds into the Delaware Group of funds. On May 3, 1996, the shareholders of the Lincoln Funds approved the elimination of three of the nine series of the Lincoln Funds and the restructuring of the funds into Adviser Funds, Inc.

DIRECTORS

          The business and affairs of Adviser Funds, Inc. are managed under the direction of its Board of Directors.

          Directors of Adviser Funds, Inc. are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

*Wayne A. Stork (58) Director
          Chairman, President, Chief Executive Officer, Director and/or Trustee of 15 other investment companies in the Delaware Group (which excludes Delaware Pooled Trust, Inc.), Delaware Management Holdings, Inc., DMH Corp., Delaware International Holdings Ltd. and Founders Holdings, Inc.
          Chairman and Director of Delaware Pooled Trust, Inc., Delaware
                  Investment Counselors, Inc. and Delaware Investment & Retirement Services, Inc.
          Chairman, President, Chief Executive Officer, Chief Investment Officer
                  and Director of Delaware Management Company, Inc.
          Chairman, Chief Executive Officer and Director of Delaware
                  International Advisers Ltd.
          Director of Delaware Distributors, Inc. and Delaware Service Company,
                  Inc.

          During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

--------
* Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the Investment Company Act of 1940.

Walter P. Babich (68) Director
          Director and/or Trustee of each of the other 16 investment companies in the Delaware Group.
          460 North Gulph Road, King of Prussia, PA  19406.
          Board Chairman, Citadel Constructors, Inc. From 1986 to 1988, Mr.
                  Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

Anthony D. Knerr (57) Director
          Director and/or Trustee of each of the other 16 investment companies in the Delaware Group.
          500 Fifth Avenue, New York, NY  10110.
          Founder and Managing Director, Anthony Knerr & Associates. From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

Ann R. Leven (55) Director
          Director and/or Trustee of each of the other 16 investment companies in the Delaware Group.
          785 Park Avenue, New York, NY  10021.
          Treasurer, National Gallery of Art. From 1984 to 1990, Ms. Leven was
                  Treasurer and Chief Fiscal Officer of the Smithsonian Institution, Washington, DC, and from 1975 to 1994, she was Adjunct Professor of Columbia Business School.

W. Thacher Longstreth (75) Director
          Director and/or Trustee of each of the other 16 investment companies in the Delaware Group.
          City Hall, Philadelphia, PA  19107.
          Philadelphia City Councilman.

Charles E. Peck (70) Director
          Director and/or Trustee of each of the other 16 investment companies in the Delaware Group.
          P.O. Box 1102, Columbia, MD  21044.
          Secretary/Treasurer, Enterprise Homes, Inc.  From 1981 to 1990,
                  Mr. Peck was Chairman and Chief Executive Officer of
                  The Ryland Group, Inc., Columbia, MD.

          The following is a compensation table listing for each director entitled to receive compensation. The present directors were elected on May 3, 1996 and, therefore, did not previously receive compensation from the Funds. However, the previous directors entitled to receive compensation each received annual fees of $13,000 for their services to Adviser Funds, Inc., while it operated as Lincoln Advisor Funds, Inc. The following table shows the total compensation received from all Delaware Group funds for the year ended December 31, 1995 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan.





                                                                   Pension or
                                                                   Retirement
                                                                    Benefits
                                               Aggregate           Accrued as          Estimated          Total
                                             Compensation            Part of            Annual        Compensation
                                                 from                Adviser           Benefits        from all 17
                                                Adviser           Funds, Inc.            Upon           Delaware
Name                                          Funds, Inc.           Expenses          Retirement*      Group Funds
----                                         ------------         -----------         -----------    --------------
W. Thacher Longstreth                            N/A                 None              $18,100          $61,324
Ann R. Leven                                     N/A                 None              $18,100          $66,324
Walter P. Babich                                 N/A                 None              $18,100          $64,188
Anthony D. Knerr                                 N/A                 None              $18,100          $65,324
Charles E. Peck                                  N/A                 None              $18,100          $58,188

* Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Group for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of December 31, 1995, he or she would be entitled to annual payments totaling $18,100, in the aggregate, from all of the funds in the Delaware Group, based on the number of funds in the Delaware Group as of that date.

         The day to day business operations of Adviser Funds, Inc. are managed under the direction of the officers of Adviser Funds, Inc., who are listed below:
                                    Officers
















Principal Holders of Securities

         As of February 1, 1996, the officers and directors of Adviser Funds, Inc., as a group, owned less than 1% of the outstanding shares of each the Class A Shares, Class B Shares, Class C Shares and the Institutional Class, of each Fund, respectively.

         Listed below are the shareholders of record who held 25% or more of the outstanding shares of each Class as of February 1, 1996.


Fund                                          Name and Address of Shareholder                                Percent Held
----                                          -------------------------------                                ------------

Delaware Enterprise Fund                      American States Insurance Co.                                     73.41
(Class A)                                     Attn:  Corporate Accounting P/C
                                              David Rogers
                                              500 North Meridian St.
                                              Indianapolis, IN 46207

Delaware Enterprise Fund                      None
(Class B)

Delaware Enterprise Fund                      John Robertson Plumbing Inc.                                      14.54
(Class C)                                     PO Box 118
                                              Burlington, KY 41005

Delaware Enterprise Fund                      NBD Bank                                                          100.00
(Class D)                                     Trst Motor Wheel Corp.
                                              Box 771072
                                              Detroit, MI 48277-1072

Delaware U.S. Growth Fund                     American States Insurance Co.                                     89.62
(Class A)                                     Attn:  Corporate Accounting P/C
                                              David Rogers
                                              500 North Meridian St.
                                              Indianapolis, IN 46207

Delaware U.S. Growth Fund                     None
(Class B)

Delaware U.S. Growth Fund                     None
(Class C)

Delaware U.S. Growth Fund                     Federated Life insurance Co.                                      100.00
(Class D)                                     Attn:  Tom Koch
                                              121 E. Park Sq.
                                              Owatonna, MN 55060

Delaware World Growth Fund                    Lincoln National Life Insurance Co.                               85.63
(Class A)                                     1300 South Clinton St.
                                              Fort Wayne, IN 46801

Delaware World Growth Fund                    None
(Class B)

Delaware World Growth Fund                    None
(Class C)

Delaware World Growth Fund                    Lincoln Investment Management, Inc.                               100.00
(Class D)                                     1300 South Clinton St.
                                              Fort Wayne, IN 46801

Delaware New Pacific Fund                     Lincoln National Life Insurance Co.                               84.26
(Class A)                                     1300 South Clinton St.
                                              Fort Wayne, IN 46801

Delaware New Pacific Fund                     None
(Class B)

Delaware New Pacific Fund                     NFSC FBO                                                          27.73
(Class C)                                     Chester M. Boltwood
                                              Karen A. Boltwood
                                              828 Cobblestone Circle
                                              Modesto, CA 95355

Delaware New Pacific Fund                     Lincoln Investment Management, Inc.                               100.00
(Class D)                                     1300 South Clinton St.
                                              Fort Wayne, IN 46801



Fund                                          Name and Address of Shareholder                                Percent Held
----                                          -------------------------------                                ------------

Delaware Government Income                    Lincoln National Life Insurance Co.                               98.28
Fund (Class A)                                1300 South Clinton St.
                                              Fort Wayne, IN 46801

Delaware Government Income                    NFSC/FMTC IRA Rollover                                            72.81
Fund (Class B)                                FBO Lawrence B. Silver, MD
                                              1800 Linglestown Road, Suite 404
                                              Harrisburg, PA 17110

Delaware Government Income                    Willard Shivley                                                   68.26
Fund (Class C)                                Carolyn Shively
                                              6649 E. 150 North St.
                                              Columbia City, IN 46725

Delaware Government Income                    Lincoln Investment Management, Inc.                               100.00
Fund (Class D)                                1300 South Clinton St.
                                              Fort Wayne, IN 46801

Delaware Corporate Income                     Lincoln National Life Insurance Co.                               94.88
Fund (Class A)                                1300 South Clinton St.
                                              Fort Wayne, IN 46801

Delaware Corporate Income                     NFSC/FMTC IRA Rollover                                            61.50
Fund (Class B)                                FBO Lawrence B. Silver, MD
                                              1800 Linglestown Road, Suite 404
                                              Harrisburg, PA 171109

Delaware Corporate Income                     Willard Shivley                                                   94.99
Fund (Class C)                                Carolyn Shivley
                                              6649 E. 150 North St.
                                              Columbia City, IN 46725

Delaware Corporate Income                     Federated Life Insurance Co.                                      100.00
Fund (Class D)                                Attn:  Tom Koch
                                              121 E. Park Square
                                              Owatonna, MN 55060

         Listed below are the shareholders who held at least 5% but less than 25% of the outstanding shares of each Class as of February 1, 1996.


Fund                                          Name and Address of Shareholder                                Percent Held
----                                          -------------------------------                                ------------

Delaware Enterprise Fund                      None
(Class A)

Delaware Enterprise Fund                      Marlin and Jeanne Drake                                           17.36
(Class B)                                     11595 N. Meridian St. Suite 250
                                              Carmel, IN 46032

                                              NFSC FBO, NFSC/FMTC IRA                                            7.41
                                              FBO Lawrence B. Silver, MD
                                              1800 Linglestown Road, Suite 404
                                              Harrisburg, PA 17110

Delaware Enterprise Fund                      Marlin and Jeanne Drake                                           14.70
(Class C)                                     11595 N. Meridian St. Suite 250
                                              Carmel, IN 46032

                                              NFSC                                                              10.46
                                              FBO Garold A. Nest
                                              105-B Westwall Street
                                              Harrisonville, MO 64701

                                              Paul E. Moberg                                                     6.28
                                              62 Hall Rd.
                                              Hampton, VA 23664

Delaware Enterprise Fund                      None
(Class D)



Fund                                          Name and Address of Shareholder                                Percent Held
----                                          -------------------------------                                ------------
Delaware U.S. Growth Fund                     None
(Class A)

Delaware U.S. Growth Fund                     NFSC/FMTC IRA Rollover                                            19.71
(Class B)                                     FBO Lawrence B. Silver, MD
                                              1800 Linglestown Road, Suite 404
                                              Harrisburg, PA 171109

                                              Marlin and Jeanne Drake                                           17.40
                                              11595 N. Meridian St. Suite 250
                                              Carmel, IN 46032

                                              Marlene M. Clark                                                   8.50
                                              1536 Kensington L
                                              Lancaster, OH 43130

                                              LR Brown                                                           5.83
                                              1201 Winner Ave.
                                              Huntsville, AL 35805

Delaware U.S. Growth Fund                     NFSC                                                              14.12
(Class C)                                     FBO Garold A. Nest
                                              105-B Westwall Street
                                              Harrisonville, MO 64701

                                              NFSC FBO                                                          12.60
                                              Lionel R. & Anne L. Felteau
                                              1578 Greyson Ridge
                                              Marietta, GA 30062

                                              Senan S. Santos                                                   11.13
                                              Cust. Imelda May Cardona
                                              2109 Charlemagne Ave.
                                              Long Beach, CA 90615

                                              Paul E. Moberg                                                    10.79
                                              62 Hall Rd.
                                              Hampton, VA 23664

                                              Susan W. Horne                                                     8.64
                                              2412 Catherine Drive
                                              Burlington, NC 27215

                                              Marlin and Jeanne Drake                                            6.43
                                              11595 N. Meridian St. Suite 250
                                              Carmel, IN 46032

Delaware U.S. Growth Fund                     None
(Class D)

Delaware World Growth Fund                    None
(Class A)

Delaware World Growth Fund                    NFSC FBO, NFSC/FMTC IRA                                           12.27
(Class B)                                     FBO Lawrence B. Silver, MD
                                              1800 Linglestown Road, Suite 404
                                              Harrisburg, PA 17110

                                              Carl W. Niederwimmer                                               6.92
                                              201 NW 73rd Terrace
                                              Gladstone, MD 64118

                                              NFSC FBO                                                           5.08
                                              Joan Miller
                                              4917 Waterfowl Way
                                              Rockville, MD 20853




Fund                                          Name and Address of Shareholder                                Percent Held
----                                          -------------------------------                                ------------
Delaware World Growth Fund                    NFSC FBO                                                          24.72
(Class C)                                     John Robertston
                                              Trst John Robertson Plumbing Inc.
                                              P.O. Box 118
                                              Burlington, KY 41005

                                              NFSC FBO                                                          23.47
                                              Chester M. Boltwood
                                              Karen A. Boltwood
                                              828 Cobblestone Circle
                                              Modesto, CA 95355

                                              NFSC                                                              10.33
                                              FBO Garold A. Nest
                                              105-B Westwall Street
                                              Harrisonville, MO 64701

                                              Paul E. Moberg                                                     7.90
                                              62 Hall Rd.
                                              Hampton, VA 23664

                                              Susan W. Horne                                                     6.73
                                              2412 Catherine Drive
                                              Burlington, NC 27215

                                              Eileen Shiman                                                      6.00
                                              3625 Yale Drive
                                              Santa Rosa, CA 95405

Delaware World Growth Fund                    None
(Class D)

Delaware Government Income                    None
Fund (Class A)

Delaware Government Income                    Irene E. Hall                                                      8.26
Fund (Class B)                                5503 Monticello Ave.
                                              Dallas, TX 75206

                                              NFSC FBO                                                           5.14
                                              Geraldine W. Nixon
                                              1577 Galor Circle
                                              Smyrna, GA 30080

Delaware Government Income                    William H. Lambert                                                16.63
Fund (Class C)                                7775 Chaple Ridge
                                              Memphis, TN 38018

                                              Eileen Shiman                                                     14.99
                                              3625 Yale Drive
                                              Santa Rosa, CA 95405

Delaware Government Income                    None
Fund (Class D)

Delaware New Pacific Fund                     None
(Class A)

Delaware New Pacific Fund                     NFSC                                                              22.88
(Class B)                                     FBO Lawrence B. Silver, MD
                                              1800 Linglestown Road, Suite 404
                                              Harrisburg, PA 171109

                                              Kenneth D. Willis, MD                                              8.78
                                              1506 Olive Drive
                                              Huntsville, AL 35801


Fund                                          Name and Address of Shareholder                                Percent Held
----                                          -------------------------------                                ------------
Delaware New Pacific Fund                     NFSC                                                              20.66
(Class C)                                     FBO Garold A. Nest
                                              105-B Westwall Street
                                              Harrisonville, MO 64701

                                              Paul E. Moberg                                                    20.60
                                              62 Hall Rd.
                                              Hampton, VA 23664

                                              Charles H. Stevens                                                 6.73
                                              2413 Jenan Road
                                              Virginia Beach, VA 23454

                                              Edward K. Robinson                                                 5.34
                                              Dianne McKenzie
                                              11999 W. Florida
                                              Boise, ID 83709

Delaware New Pacific Fund                     None
(Class D)

Delaware Corporate Income                     None
Fund (Class A)

Delaware Corporate Income                     None
Fund (Class B)

Delaware Corporate Income                     None
Fund (Class C)

Delaware Corporate Income                     None
Fund (Class D)


EXCHANGE PRIVILEGE

         The exchange privileges available for shareholders of the Classes and for shareholders of classes of other funds in the Delaware Group are set forth in the relevant prospectuses for such classes. The following supplements that information. The Funds may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.

         All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds in the Delaware Group. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.

         An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

         In addition, investment advisers and dealers may make exchanges between funds in the Delaware Group on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if it is determined that a particular request or the total requests at any time could have an adverse effect on any of the funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.

Telephone Exchange Privilege

         Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds in the Delaware Group. This service is automatically provided unless the Fund receives written notice from the shareholder to the contrary.

         Shareholders or their investment dealers of record may contact the Shareholder Service Center at 800-523-1918 or, in the case of shareholders of the Institutional Class, their Client Services Representative at 800-828-5052 to effect an exchange. The shareholder's current Fund account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See Determining Offering Price and Net Asset Value. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent or, as relevant, your Client Services Representative.) Certain funds are not available for retirement plans.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Group. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Funds reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

         As described in the Fund's Prospectuses, neither the Funds nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine.

Right to Refuse Timing Accounts

         With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Fund will refuse any new Timing Arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Group funds from Timing Firms. The Funds reserve the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of a Fund within two weeks of an earlier exchange request out of such Fund, or (ii) makes more than two exchanges out of a Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of a Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Restrictions on Timed Exchanges

         Timing Accounts operating under existing Timing Agreements may only execute exchanges between the following eight Delaware Group funds: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited-Term Government Fund, (5) Tax-Free USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund and (8) Tax-Free Pennsylvania Fund. No other Delaware Group funds are available for Timed Exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Group funds not listed above may not be reinvested back into that Timing Account. The Funds reserve the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         The Funds also reserve the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Funds would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Funds receive or anticipate simultaneous orders affecting significant portions of the Funds' assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

                                   *   *   *

         Following is a summary of the investment objectives of the other Delaware Group funds:

         Delaware Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

         Trend Fund seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

         Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

         Decatur Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Decatur Total Return Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.

         Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. Government securities and commercial paper.

         U.S. Government Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and instruments secured by such securities. U.S. Government Money Fund seeks maximum current income with preservation of principal and maintenance of liquidity by investing only in short-term securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities, while maintaining a stable net asset value.

         Delaware Cash Reserve seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

         International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed income securities that may also provide the potential for capital appreciation. Global Assets Fund seeks to achieve long-term total return by investing in global securities which will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth.

         Delaware Group Premium Fund offers nine funds available exclusively as funding vehicles for certain insurance company separate accounts. Equity/Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. High Yield Series seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. Government securities and commercial paper. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Money Market Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Growth Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Multiple Strategy Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend- oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. Value Series seeks capital appreciation by investing in small- to mid-cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. Emerging Growth Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective.

         For more complete information about any of the Delaware Group funds, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

GENERAL INFORMATION

         The Manager is the investment manager of Adviser Funds, Inc. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. The Manager, through a separate division, also manages private investment accounts. While investment decisions of the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.

         Access persons and advisory persons of the Delaware Group of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance was received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         The Distributor acts as national distributor for the Funds and for the other mutual funds in the Delaware Group. As previously described, prior to September 25, 1995, LNC Equity Sales, Inc. ("LNC Equity") served as the national distributor for the Funds.

         For the fiscal years ended October 31, 1993, 1994 and 1995, in its capacity as the Funds' national distributor, LNC Equity or as relevant, the Distributor, received net commissions from Adviser Funds, Inc., after reallowances to dealers, as follows:


                                    Total Amount                   Amounts                     Net
        Fiscal Year                of Underwriting              Reallowed to              Commission to
          Ending                     Commissions                   Dealers                Distributors
        -----------                ---------------              ------------              -------------

    October 31, 1995                 $_________                  $_________               $_________

    October 31, 1994                 $_________                  $_________               $_________

    October 31, 1993                 $_________                  $_________               $_________



* For its role as Distributor for the period from September 25, 1995 through the fiscal year end of October 31, 1995, Delaware Distributors, L.P. received $________ in underwriting commissions, $________ of which was reallowed to dealers.

         For the three most recently completed fiscal years, the Distributor, or in its capacity as Adviser Fund, Inc.'s national distributor, LNC Equity received the following contingent deferred sales charge payments with respect to the Class A Shares, Class B Shares and Class C Shares of the Funds.


                                           For Fiscal Year          For Fiscal Year           For Fiscal Year
           Fund and Class                  Ended 10/31/95            Ended 10/31/94            Ended 10/31/93
                                            CDSC Payments            CDSC Payments             CDSC Payments
           --------------                  ---------------          ---------------           ---------------
Delaware Enterprise Fund
         Class A Shares                       $________                $________                 $________
         Class B Shares                       $________                $________                 $________
         Class C Shares                       $________                $________                 $________

Delaware U.S. Growth Fund
         Class A Shares                       $________                $________                 $________
         Class B Shares                       $________                $________                 $________
         Class C Shares                       $________                $________                 $________

Delaware World Growth Fund
         Class A Shares                       $________                $________                 $________
         Class B Shares                       $________                $________                 $________
         Class C Shares                       $________                $________                 $________

Delaware New Pacific Fund
         Class A Shares                       $________                $________                 $________
         Class B Shares                       $________                $________                 $________
         Class C Shares                       $________                $________                 $________

Delaware Corporate Income Fund
         Class A Shares                       $________                $________                 $________
         Class B Shares                       $________                $________                 $________
         Class C Shares                       $________                $________                 $________

Delaware Federal Bond Fund
         Class A Shares                       $________                $________                 $________
         Class B Shares                       $________                $________                 $________
         Class C Shares                       $________                $________                 $________



Of the amounts listed above, a total of $________ was received by the Distributor for the period from September 25, 1995, when it became the Funds' national distributor, through the fiscal year end of October 31, 1995.

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Group. The Transfer Agent is paid a fee by the Funds for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the disinterested directors.

         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Adviser Funds, Inc.'s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Adviser Funds, Inc. to delete the words "Delaware Group" from Adviser Funds, Inc.'s name.

         Chemical Bank (the "Custodian"), 450 West 33rd Street, New York, New York 10001 is custodian of Adviser Funds, Inc.'s securities and cash. As custodian, Chemical Bank maintains a separate account each Fund; receives, holds and releases portfolio securities on account of the Funds; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund's portfolio securities.

         The legality of the issuance of the shares offered hereby, registered pursuant to Rule 24f-2 under the 1940 Act, has been passed upon for Adviser Funds, Inc.'s Funds by Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania.

Capitalization

         Adviser Funds, Inc. was incorporated under the laws of Maryland on August 12, 1993 under the name Lincoln Advisor Funds, Inc. Adviser Funds, Inc. and all of its series (the Funds) shall continue perpetually subject to the provisions in the Articles of Incorporation concerning termination by action of the shareholders or by the Directors by written notice to the shareholders.

         The authorized capital of Adviser Funds, Inc. consists of 810,000,000 shares of Common Stock, $.01 par value, issued in separate series. Each Fund, for federal income tax purposes, will constitute a separate entity which will be governed by the provisions of the Articles of Incorporation. All shares of any Fund issued and outstanding will be fully paid and non-assessable by Adviser Funds, Inc. The assets of Adviser Funds, Inc. received for the issue or sale of the shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors of such Fund, are specially allocated to such Fund and constitute the underlying assets of such Fund. The underlying assets of each Fund are segregated on the books of account, and are to be charged with the liabilities in respect to such Fund and with a share of the general liabilities incurred by each Fund of the Fund. General liabilities of the Fund include, without limitation, director's fees, professional expenses and printing expenses. Under no circumstances would the assets of a Fund be used to meet liabilities which are not otherwise properly chargeable to it. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset value of the respective Fund except where allocations of direct expenses can otherwise be fairly made. The officers of Adviser Funds, Inc., subject to the general supervision of the Board of Directors, have the power to determine which liabilities are allocable to a given Fund or which are general or allocable to two or more Funds. Upon redemption of shares of a Fund, the shareholder will receive proceeds solely of the assets of such Fund. In the event of the dissolution or liquidation of Adviser Funds, Inc., the holders of the shares of any Fund are entitled to receive as a class the underlying assets of such Fund available for distribution to shareholders.

         Pursuant to the Articles of Incorporation, the Directors may authorized the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) and additional classes of shares within any Fund (which would be used to distinguish among the rights of different categories of shareholders as might be required by future regulations or other unforeseen circumstances) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by Adviser Funds, Inc. for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of such series or class) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act, shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies related thereto.

         Adviser Funds, Inc. does not intend to hold shareholders' meetings unless otherwise required by law. Adviser Funds, Inc. will not be required to hold meetings of shareholders unless the election of directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more directors or to transact any other business.

         Identifiable expenses to each Fund will be paid by that Fund. General expenses of all Funds will be allocated on a pro-rata basis according to asset size. Where matters must be submitted to a vote of shareholders, the holders of a majority of shares of each Fund affected must vote affirmatively for that class to be affected.

         The Class A Shares, Class B Shares, Class C Shares and Institutional Class represent a proportionate interest in the assets of each series of Adviser Funds, Inc. and have the same voting and other rights and preferences as the Institutional Class of shares, except that shares of the Institutional Class may not vote on matters affecting the Funds' Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. General expenses of the Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the 12b-1 Plans of Class A, Class B Shares and Class C Shares will be allocated solely to those classes.

         All shares have equal voting rights, no preemptive rights, are fully transferable and, when issued, are fully paid. All shares of the Advisers Funds, Inc. participate equally in dividends, and upon liquidation would share equally.

         As of the close of business on May 3, 1996, the changes of the names of the Funds were as follows: Lincoln Enterprise Portfolio to Delaware Enterprise Fund; Lincoln U.S. Growth Portfolio to Delaware U.S. Growth Fund; Lincoln World Growth Portfolio to Delaware World Growth Fund; Lincoln New Pacific Portfolio to Delaware New Pacific Fund; Lincoln Government Income Portfolio to Delaware Federal Bond Fund; and Lincoln Corporate Income Portfolio to Delaware Corporate Income Fund.



Noncumulative Voting

         Fund shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Adviser Funds, Inc. voting for the election of directors can elect all the directors if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission.

APPENDIX A - IRA INFORMATION

         The Tax Reform Act of 1986 restructured, and in some cases eliminated, the tax deductibility of IRA contributions. Under the Act, the full deduction for IRAs ($2,000 for each working spouse and $2,250 for one-income couples) was retained for all taxpayers who are not covered by an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is covered by an employer-sponsored retirement plan, the full deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. The Act does not permit deductions for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who were not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.

         As illustrated in the following tables, maintaining an Individual Retirement Account remains a valuable opportunity.

         For many, an IRA will continue to offer both an up-front tax break with its tax deduction each year and the real benefit that comes with tax-deferred compounding. For others, losing the tax deduction will impact their taxable income status each year. Over the long term, however, being able to defer taxes on earnings still provides an impressive investment opportunity--a way to have money grow faster due to tax-deferred compounding.

         Even if your IRA contribution is no longer deductible, the benefits of saving on a tax-deferred basis can be substantial. The following tables illustrate the benefits of tax-deferred versus taxable compounding. Each reflects a constant 7% rate of return, compounded annually, with the reinvestment of all proceeds. The tables do not take into account any fees. Of course, earnings accumulated in your IRA will be subject to tax upon withdrawal. If you choose a mutual fund with a fluctuating net asset value, like the Fund, your bottom line at retirement could be lower--it could also be much higher.

$2,000 Invested Annually Assuming a 7% Annualized Return

   15% Tax Bracket             Single   -   $0-$24,000
   ---------------
                               Joint    -   $0-$40,100


                                                                                                 How Much You
         End of                Cumulative                     How Much You                      Have With Full
          Year              Investment Amount               Have Without IRA                     IRA Deduction
         ------             ------------------              ----------------                    --------------
            1                   $ 2,000                          $  1,801                          $  2,140
            5                    10,000                            10,143                            12,307
           10                    20,000                            23,685                            29,567
           15                    30,000                            41,764                            53,776
           20                    40,000                            65,901                            87,730
           25                    50,000                            98,126                           135,353
           30                    60,000                           141,149                           202,146
           35                    70,000                           198,587                           295,827
           40                    80,000                           275,271                           427,219

[Without IRA--investment of $1,700 ($2,000 less 15%) earning 5.95%
(7% less 15%)]


   28% Tax Bracket             Single   -   $24,001-$58,150
   ---------------
                               Joint    -   $40,101-$96,900

         End of                Cumulative                How Much You                How Much You Have with Full
          Year              Investment Amount          Have Without IRA           No Deduction         IRA Deduction
         ------             -----------------          ----------------           ------------         -------------
            1                    $ 2,000                   $  1,513                  $  1,541              $  2,140
            5                     10,000                      8,365                     8,861                12,307
           10                     20,000                     19,061                    21,288                29,567
           15                     30,000                     32,738                    38,719                53,776
           20                     40,000                     50,227                    63,166                87,730
           25                     50,000                     72,590                    97,454               135,353
           30                     60,000                    101,187                   145,545               202,146
           35                     70,000                    137,754                   212,995               295,827
           40                     80,000                    184,512                   307,598               427,219

[Without IRA--investment of $1,440 ($2,000 less 28%) earning 5.04% (7% less 28%)] [With IRA--No Deduction--investment of $1,440 ($2,000 less 28%) earning 7%]
                                      -86-

   31% Tax Bracket              Single  - $58,151-$121,300
   ---------------
                                Joint   - $96,901-$147,700

         End of                Cumulative                How Much You              How Much You Have with Full IRA
          Year              Investment Amount          Have Without IRA           No Deduction           Deduction
         ------             -----------------          ----------------           ------------           ---------
            1                    $ 2,000                   $  1,447                  $  1,477              $  2,140
            5                     10,000                      7,967                     8,492                12,307
           10                     20,000                     18,052                    20,401                29,567
           15                     30,000                     30,820                    37,106                53,776
           20                     40,000                     46,985                    60,534                87,730
           25                     50,000                     67,448                    93,394               135,353
           30                     60,000                     93,355                   139,481               202,146
           35                     70,000                    126,152                   204,121               295,827
           40                     80,000                    167,673                   294,781               427,219

[Without IRA--investment of $1,380 ($2,000 less 31%) earning 4.83% (7% less 31%)] [With IRA--No Deduction--investment of $1,380 ($2,000 less 31%) earning 7%]


   36% Tax Bracket*             Single  -   $121,301-$263,750
   ---------------
                                Joint   -   $147,701-$263,750

         End of                Cumulative                How Much You              How Much You Have with Full IRA
          Year              Investment Amount          Have Without IRA           No Deduction           Deduction
         ------             -----------------          ----------------           ------------           ---------
            1                    $ 2,000                   $  1,337                  $  1,370              $  2,140
            5                     10,000                      7,313                     7,876                12,307
           10                     20,000                     16,418                    18,923                29,567
           15                     30,000                     27,754                    34,417                53,776
           20                     40,000                     41,867                    56,147                87,730
           25                     50,000                     59,437                    86,626               135,353
           30                     60,000                     81,312                   129,373               202,146
           35                     70,000                    108,545                   189,329               295,827
           40                     80,000                    142,451                   273,420               427,219


[Without IRA--investment of $1,280 ($2,000 less 36%) earning 4.48% (7% less 36%)] [With IRA--No Deduction--investment of $1,280 ($2,000 less 36%) earning 7%]

   39.6% Tax Bracket*             Single   -   over $263,750
   -----------------
                                  Joint    -   over $263,750

         End of                Cumulative                How Much You              How Much You Have with Full IRA
          Year              Investment Amount          Have Without IRA           No Deduction           Deduction
         ------             -----------------          ----------------           ------------           ---------

            1                    $ 2,000                   $  1,259                  $  1,293              $  2,140
            5                     10,000                      6,851                     7,433                12,307
           10                     20,000                     15,277                    17,859                29,567
           15                     30,000                     25,643                    32,481                53,776
           20                     40,000                     38,392                    52,989                87,730
           25                     50,000                     54,075                    81,753               135,353
           30                     60,000                     73,366                   122,096               202,146
           35                     70,000                     97,094                   178,679               295,827
           40                     80,000                    126,281                   258,040               427,219


[Without IRA--investment of $1,208 ($2,000 less 39.6%) earning 4.23% (7% less 39.6%)] [With IRA--No Deduction--investment of $1,208 ($2,000 less 39.6%) earning 7%]


* For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $250,000. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

          $2,000 SINGLE INVESTMENT AT A RETURN OF 7% COMPOUNDED MONTHLY


                   TAXABLE -         TAXABLE -          TAXABLE -         TAXABLE -         TAXABLE -            TAX
   YEARS            39.6%*              36%*              31%               28%               15%            DEFERRED
-----------------------------------------------------------------------------------------------------------------------------------

    10            $  3,050          $  3,128             $ 3,239           $ 3,307           $ 3,621           $ 4,019
    15               3,767             3,911               4,121             4,253             4,872             5,698
    20               4,652             4,891               5,245             5,469             6,555             8,077
    30               7,094             7,650               8,493             9,043            11,867            16,233
    40              10,820            11,963              13,753            14,953            21,483            32,623


          $2,000 INVESTED ANNUALLY AT A RETURN OF 7% COMPOUNDED MONTHLY


                   TAXABLE -         TAXABLE -          TAXABLE -         TAXABLE -         TAXABLE -            TAX
   YEARS            39.6%*              36%*              31%               28%               15%            DEFERRED
-----------------------------------------------------------------------------------------------------------------------------------
    10           $  25,411         $  25,788            $ 26,322          $ 26,649          $ 28,125          $ 29,953
    15              42,752            43,708              45,079            45,927            49,833            54,851
    20              64,166            66,117              68,947            70,716            79,042            90,148
    30             123,271           129,187             137,973           143,581           171,220           211,120
    40             213,412           227,820             249,750           264,078           338,096           454,233


* For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $250,000. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

THE VALUE OF STARTING YOUR IRA EARLY

         The following illustrates how much more you would have contributing $2,000 each January--the earliest opportunity--compared to contributing on April 15th of the following year--the latest, for each tax year.

                  After              5 years         $3,528   more
                                    10 years         $6,113
                                    20 years         $17,228
                                    30 years         $47,295

         Compounded returns for the longest period of time is the key. The above illustration assumes a 10% rate of return and the reinvestment of all proceeds.

         And it pays to shop around. If you get just 2% more per year, it can make a big difference when you retire. A constant 8% versus 10% return, compounded monthly, illustrates the point. This chart is based on a yearly investment of $2,000 on January 1. After 30 years the difference can mean as much as 50% more!

                                        8% Return          10% Return
                                        ---------          ----------

                   10 years              $31,291             $35,602
                   30 years             $244,692            $361,887

         The statistical exhibits above are for illustration purposes only and do not reflect the actual performance for any Fund either in the past or in the future.

FINANCIAL STATEMENTS

         Coopers & Lybrand, L.L.P. serves as the independent auditors for Adviser Funds, Inc. and, in its capacity as such, audits the financial statements contained in the Annual Report. The Portfolio of Investments, Statements of Net Assets, Statements of Operations, Statements of Changes in Net Assets and Notes to Financial Statements, as well as the report of Coopers & Lybrand, L.L.P., independent auditors, for the fiscal year ended October 31, 1995 are included in the Annual Report to shareholders. The financial statements, the notes relating thereto and the report of Coopers & Lybrand, L.L.P. listed above are incorporated by reference from the Annual Report into this Part B.

         The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should contact their financial adviser or call Delaware Group at 800-523-4640 and shareholders of the Institutional Class should contact Delaware Group at 800-828-5052.

INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103

INVESTMENT SUB-ADVISERS
Lynch & Mayer, Inc.
520 Madison Avenue
New York, NY 10022

Walter Scott & Partners Limited
Millburn Tower, Gogar
Edinburgh, Scotland EH12 9BS

John Govett & Company Limited
Shackleton House
4 Battlebridge Lane
London, England SE1 2HR

Lincoln Investment Management, Inc.
200 East Berry Street
Fort Wayne, IN 46802


NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Coopers & Lybrand, L.L.P.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Chemical Bank of New York
450 West 33rd Street
New York, NY  10001

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.





                                     PART C

                                Other Information


Item 24.       Financial Statements and Exhibits

               (a)  Financial Statements:

                        Part A      -   Financial Highlights

                       *Part B      -   Portfolios of Investments
                                        Statements of Assets and Liabilities
                                        Statement of Operations
                                        Statement of Changes in Net Assets
                                        Financial Highlights
                                        Notes to Financial Statements
                                        Report of Independent Accounts

               * The financial statements and Accountant's Report listed above relating to the Delaware Enterprise Fund, the Delaware U.S. Growth Fund, the Delaware World Growth Fund, the Delaware New Pacific Fund, the Delaware Federal Bond Fund and the Delaware Corporate Income Fund are incorporated by reference into Part B from the Registrant's Annual Report for the fiscal year ended October 31, 1995.

               (b)  Exhibits:

                    (1)  Articles of Incorporation.

                         (a) Incorporated by reference to Exhibit No. 1 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-67490) filed on September 27, 1993.

                         (b) Articles of Amendment, as filed with the Department of Assessments and Taxation of Maryland on November 29, 1993. Incorporated by reference to Exhibit No. 1(b) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-67490) filed on November 29, 1993.

                         (c)  Articles of Amendment (          , 1996) to be
                              filed by Post-Effective Amendment.

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.




                    (2)  By-Laws.

                         (a) Incorporated by reference to Exhibit No. 2(a) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-67490) filed on September 27, 1993.

                         (b) Amended By-Laws. Incorporated by reference to Exhibit No. 1(b) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-67490) filed on November 29, 1993.

                    (3)  Inapplicable.

                    (4)  Inapplicable.

                    (5)  Investment Management Agreements.

                         (a) Forms of Investment Management Agreements between Delaware Management Company, Inc. and the Registrant on behalf of each Fund ( , 1996) to be filed by Post-Effective Amendment.

                         (b) Forms of Sub-Advisory Agreements between Delaware Management Company, Inc. and Sub-Adviser on behalf of the Registrant and each Fund ( , 1996) to be filed by Post-Effective Amendment.

                    (6)  (a)  Distribution Agreements.  Executed Distribution
                              Agreements between Delaware Distributors, L.P. and the Registrant on behalf of each Class (September 25, 1995) incorporated into this filing by reference to Exhibit No. 6 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-67490) filed on February 28, 1996.

                         (b) Administration and Service Agreement. Form of Administration and Service Agreement (as amended November 1995) included as Module.

                         (c) Dealer's Agreement. Dealer's Agreement (as amended November 1995) included as Module.

                         (d) Mutual Fund Agreement for the Delaware Group of Funds (as amended November 1995) included as Module.

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.



                    (7)  Bonus, Profit Sharing, Pension Contracts.

                         (a) Amended and Restated Profit Sharing Plan (November 17, 1994) included as Module.

                         (b)  Amendment to Profit Sharing Plan (December 21,
                              1995) included as Module.

                    (8)  Custodian Agreements.

                         (a) Forms of Custodian Agreements ( , 1996) to be filed by Post- Effective Amendment.

                    (9)  Other Material Contracts.

                         (a)  Shareholders Services Agreement (September 25,
                              1995) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Exhibit No. 9 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-67490) filed on February 28, 1996.

                   (10) Opinion of Counsel. Filed with letter relating to Rule 24f-2 Notice on November 17, 1995 and Amended and Restated Rule 24f-2 Notice on December 22, 1995.

                   (11)  (a)  Consent of Auditors to be filed by Post-Effective
                              Amendment.

                         (b) Powers of Attorney for Jon A. Boscia, Priscilla S. Brown, Richard M. Burridge, Jorge Castro, Adela Cepeda, Roger J. Deshaies, Charles G. Freund, Gary
                              R. McPhail and Barbara Peck. Incorporated by reference to Exhibit No. 11(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-67490) filed on September 27, 1993.

                         (c) Power of Attorney for Philip L. Holstein. Incorporated by reference to Exhibit No. 11(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-67490) filed on June 30, 1994.

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.






                         (d) Power of Attorney for H. Thomas McMeekin. Incorporated by reference to Exhibit No. 11(d) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File 33-67490) filed on November 25, 1994.

                         (e)  Powers of Attorney for David G. Humes and Steven
                              R. Brody. Incorporated by reference to Exhibit No. 11(e) to Post-Effective Amendment No. 4 to Registration Statement on Form N-1A (File 33-67490) filed on February 28, 1996.

                   (12)  Inapplicable.

                   (13)  Inapplicable.

                   (14)  Model Plans.  To be filed by Post-Effective Amendment.

                   (15) Plans under Rule 12b-1. Plans under Rule 12b-1 for each Class of each Fund (September 25, 1995) incorporated by reference to Exhibit No. 15 to Post-Effective
                         Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-67490) filed February 28, 1996.

                   (16) Schedules of Computation for each Performance Quotation. To be filed by Post-Effective Amendment.

                   (17) Financial Data Schedules. Incorporated by reference to Exhibit No. 27 to Post-Effective Amendment No. 4 to the Registration Statement on Form N- 1A (File 33-67490) filed on Feberuary 28, 1996.

Item 25.  Persons Controlled by or under Common Control with Registrant.  None.

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.





Item 26.  Number of Holders of Securities.

                       (1)                                                           (2)

                                                                              Number of
               Title of Class                                                 Record Holders
               --------------                                                 --------------
               Delaware Group Adviser Funds, Inc.'s
               Delaware Enterprise Fund:

               Delaware Enterprise Fund                                       1,260 Accounts as of
               (Class A Shares)                                               February 29, 1996

               Delaware Enterprise Fund                                       356 Accounts as of
               (Class B Shares)                                               February 29, 1996

               Delaware Enterprise Fund                                       28 Accounts as of
               (Class C Shares)                                               February 29, 1996

               Delaware Enterprise Fund                                       1 Account as of
               (Institutional Class)                                          February 29, 1996

               Delaware Group Adviser Funds, Inc.'s
               Delaware U.S. Growth Fund:

               Delaware U.S. Growth Fund                                      534 Accounts as of
               (Class A Shares)                                               February 29, 1996

               Delaware U.S. Growth Fund                                      159 Accounts as of
               (Class B Shares)                                               February 29, 1996

               Delaware U.S. Growth Fund                                      19 Accounts as of
               (Class C Shares)                                               February 29, 1996

               Delaware U.S. Growth Fund                                      1 Account as of
               (Institutional Class)                                          February 29, 1996



                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.





                                                                              Number of
               Title of Class                                                 Record Holders
               --------------                                                 --------------

               Delaware Group Adviser Funds, Inc.'s
               Delaware World Growth Fund:

               Delaware World Growth Fund                                     922 Accounts as of
               (Class A Shares)                                               February 29, 1996

               Delaware World Growth Fund                                     220 Accounts as of
               (Class B Shares)                                               February 29, 1996

               Delaware World Growth Fund                                     21 Accounts as of
               (Class C Shares)                                               February 29, 1996

               Delaware World Growth Fund                                     1 Account as of
               (Institutional Class)                                          February 29, 1996

               Delaware Group Adviser Funds, Inc.'s
               Delaware New Pacific Fund:

               Delaware New Pacific Fund                                      699 Accounts as of
               (Class A Shares)                                               February 29, 1996

               Delaware New Pacific Fund                                      154 Accounts as of
               (Class B Shares)                                               February 29, 1996

               Delaware New Pacific Fund                                      13 Accounts as of
               (Class C Shares)                                               February 29, 1996

               Delaware New Pacific Fund                                      1 Account as of
               (Institutional Class)                                          February 29, 1996

               Delaware Group Adviser Funds, Inc.'s
               Delaware Federal Bond Fund:

               Delaware Federal Bond Fund                                     80 Accounts as of
               (Class A Shares)                                               February 29, 1996

               Delaware Federal Bond Fund                                     25 Accounts as of
               (Class B Shares)                                               February 29, 1996


                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.




                                                                              Number of
               Title of Class                                                 Record Holders
               --------------                                                 --------------
               Delaware Federal Bond Fund                                     4 Accounts as of
               (Class C Shares)                                               February 29, 1996

               Delaware Federal Bond Fund                                     1 Account as of
               (Institutional Class)                                          February 29, 1996

               Delaware Group Adviser Funds, Inc.'s
               Delaware Corporate Income Fund:

               Delaware Corporate Income Fund                                 304 Accounts as of
               (Class A Shares)                                               February 29, 1996

               Delaware Corporate Income Fund                                 55 Accounts as of
               (Class B Shares)                                               February 29, 1996

               Delaware Corporate Income Fund                                 5 Accounts as of
               (Class C Shares)                                               February 29, 1996

               Delaware Corporate Income Fund                                 1 Account as of
               (Institutional Class)                                          February 29, 1996

Item 27.     Indemnification.

         As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article VII of the Registrant's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2- 418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act and pursuant to Section 10 of each Distribution Agreement (Exhibit 6(a) herein), the Distributor of the Registrant is indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.




        Insofar as indemnification for liabilities arising under Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.
        The Registrant purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties.
        The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.
        Section 8 of the Investment Management Agreements (to be filed by Post-Effective Amendment) and Section 8 of the Sub-Advisory Agreements (to be filed by Post-Effective Amendment) limit the liability, respectively, of Delaware Management Company, Inc., Lincoln Investment Management, Inc., Lynch & Mayer, Inc., Walter Scott & Partners Limited and John Govett & Co. Limited, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.
        The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and its Distribution Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.




Item 28(a).    Business and Other Connections of Investment Adviser.

         Delaware Management Company, Inc. (the "Manager") or its affiliate, Delaware International Advisers Ltd., also serves as investment manager to the other funds in the Delaware Group (Delaware Group Delaware Fund, Inc., Delaware Group Trend Fund, Inc., Delaware Group Value Fund, Inc., Delaware Group DelCap Fund, Inc., Delaware Group Decatur Fund, Inc., Delaware Group Delchester High-Yield Bond Fund, Inc., Delaware Group Government Fund, Inc., Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Delaware Group Tax-Free Fund, Inc., DMC Tax-Free Income Trust-Pennsylvania, Delaware Group Tax-Free Money Fund, Inc., Delaware Group Premium Fund, Inc., Delaware Group Global & International Funds, Inc., Delaware Pooled Trust, Inc., Delaware Group Dividend and Income Fund, Inc. and Delaware Group Global Dividend and Income Fund, Inc.) and provides investment advisory services to institutional accounts, primarily retirement plans and endowment funds. In addition, certain directors of the Manager also serve as directors/trustees of the other Delaware Group funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Group (see Item 29 below) and another such company acts as the shareholder servicing, dividend disbursing and transfer agent for all of the mutual funds in the Delaware Group.

         The following persons serving as directors or officers of the Manager have held the following positions during the past two years:

Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
------------------                  -----------------------------------------------
Wayne A. Stork                      Chairman of the Board, President, Chief Executive Officer, Chief Investment
                                    Officer and Director of Delaware Management Company, Inc.; President,
                                    Chief Executive Officer, Chairman of the Board and Director of the
                                    Registrant and, with the exception of Delaware Pooled Trust, Inc., each of the other funds in the Delaware Group, Delaware Management Holdings, Inc.,
                                    DMH Corp., Delaware International Holdings Ltd. and Founders Holdings,
                                    Inc.; Chairman of the Board and Director of Delaware Pooled Trust, Inc.,
                                    Delaware Investment Counselors, Inc. and Delaware Investment & Retirement
                                    Services, Inc.; Chairman, Chief Executive Officer and Director of Delaware
                                    International Advisers Ltd.; and Director of Delaware Distributors, Inc. and
                                    Delaware Service Company, Inc.





*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.


Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
------------------                  -----------------------------------------------

Winthrop S. Jessup                  Executive Vice President and Director of Delaware Management Company,
                                    Inc., DMH Corp., Delaware International Holdings Ltd. and Founders
                                    Holdings, Inc.; Executive Vice President of the Registrant and, with the exception of Delaware Pooled Trust, Inc., each of the other funds in the
                                    Delaware Group and Delaware Management Holdings, Inc.; President and
                                    Chief Executive Officer of Delaware Pooled Trust, Inc.; Vice Chairman of
                                    Delaware Distributors, L.P.; Vice Chairman and Director of Delaware
                                    Distributors, Inc.; Director of Delaware Service Company, Inc., Delaware
                                    Management Trust Company, Delaware International Advisers Ltd. and
                                    Delaware Investment & Retirement Services, Inc.; and President and Director
                                    of Delaware Investment Counselors, Inc.

Richard G. Unruh, Jr.               Executive Vice President and Director of Delaware Management Company, Inc.;
                                    Executive Vice President of the Registrant and each of the other funds in the
                                    Delaware Group; Senior Vice President of Delaware Management Holdings, Inc.;
                                    and Director of Delaware International Advisers Ltd.

                                    Board of Directors, Chairman of Finance Committee, Keystone Insurance Company
                                    since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman
                                    of Finance Committee, Mid Atlantic, Inc. since 1989, 2040 Market Street,
                                    Philadelphia, PA

Paul E. Suckow                      Executive Vice President/Chief Investment Officer, Fixed Income of Delaware
                                    Management Company, Inc., the Registrant and each of the other funds in the
                                    Delaware Group; Senior Vice President/Chief Investment Officer, Fixed Income of
                                    Delaware Management Holdings, Inc.; Senior Vice President and Director of
                                    Founders Holdings, Inc.; and Director of Founders CBO Corporation




*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.



Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
------------------                  -----------------------------------------------

David K. Downes                     Senior Vice President, Chief Administrative Officer and Chief Financial Officer
                                    of Delaware Management Company, Inc., the Registrant and each of the other funds in the Delaware Group; Chairman and Director of Delaware Management Trust
                                    Company; Senior Vice President, Chief Administrative Officer, Chief Financial
                                    Officer and Treasurer of Delaware Management Holdings, Inc.; Senior Vice
                                    President, Chief Financial Officer, Treasurer and Director of DMH Corp.; Senior
                                    Vice President and Chief Administrative Officer of Delaware Distributors, L.P.;
                                    Senior Vice President, Chief Administrative Officer and Director of Delaware
                                    Distributors, Inc.; Senior Vice President, Chief Administrative Officer, Chief
                                    Financial Officer and Director of Delaware Service Company, Inc.; Chief
                                    Financial Officer and Director of Delaware International Holdings Ltd.; Senior
                                    Vice President, Chief Financial Officer and Treasurer of Delaware Investment
                                    Counselors, Inc.; Senior Vice President, Chief Financial Officer and Director
                                    of Founders Holdings, Inc.; Chief Executive Officer and Director of Delaware
                                    Investment & Retirement Services, Inc.; and Director of Delaware International
                                    Advisers Ltd.

                                    Chief Executive Officer, Chief Financial Officer and Treasurer of Forewarn,
                                    Inc. since 1992, 8 Clayton Place, Newtown Square, PA


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.

Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
------------------                  -----------------------------------------------
George M. Chamberlain, Jr.          Senior Vice President, Secretary and Director of Delaware
                                    Management Company, Inc., DMH Corp., Delaware Distributors, Inc.,
                                    Delaware Service Company, Inc., Founders Holdings, Inc. and Delaware Investment
                                    & Retirement Services, Inc.; Senior Vice President and Secretary of the
                                    Registrant, each of the other funds in the Delaware Group, Delaware
                                    Distributors, L.P., Delaware Investment Counselors, Inc. and Delaware
                                    Management Holdings, Inc.; Executive Vice President, Secretary and Director of
                                    Delaware Management Trust Company; Secretary and Director of Delaware
                                    International Holdings Ltd.; and Director of Delaware International Advisers
                                    Ltd.

                                    Director of ICI Mutual Insurance Co. since 1992, P.O. Box 730, Burlington, VT

Richard J. Flannery                 Managing Director/Corporate Tax & Affairs of Delaware Management Company, Inc.,
                                    Delaware Management Holdings, Inc., DMH Corp., Delaware Distributors, L.P.,
                                    Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware
                                    Management Trust Company, Delaware Investment Counselors, Inc., Founders CBO
                                    Corporation and Delaware Investment & Retirement Services, Inc.; Vice President
                                    of the Registrant and each of the other funds in the Delaware Group; Managing
                                    Director/Corporate Tax & Affairs and Director of Founders Holdings, Inc.;
                                    Managing Director and Director of Delaware International Holdings Ltd.; and
                                    Director of Delaware International Advisers Ltd.

                                    Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverton,
                                    PA; Director and Member of Executive Committee of Stonewall Links, Inc. since
                                    1991, Bulltown Rd., Elverton, PA

Michael P. Bishof(1)                  Vice President and Treasurer of Delaware Management Company, Inc., the
                                    Registrant, each of the other funds in the Delaware Group, Delaware
                                    Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc.
                                    and Founders Holdings, Inc.; Assistant Treasurer of Founders CBO Corporation;
                                    and Vice President and Manager of Investment Accounting of Delaware
                                    International Holdings Ltd.


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.

Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
------------------                  -----------------------------------------------

Eric E. Miller                      Vice President and Assistant Secretary of Delaware Management Company,
                                    Inc., the Registrant, each of the other funds in the Delaware Group, Delaware
                                    Management Holdings, Inc., DMH Corp., Delaware Distributors, L.P.,
                                    Delaware Distributors Inc., Delaware Service Company, Inc., Delaware
                                    Management Trust Company, Founders Holdings, Inc., Delaware Investment
                                    Counselors, Inc. and Delaware Investment & Retirement Services, Inc.

Richelle S. Maestro                 Vice President and Assistant Secretary of Delaware Management Company,
                                    Inc., the Registrant, each of the other funds in the Delaware Group, Delaware
                                    Management Holdings, Inc., Delaware Distributors, L.P., Delaware
                                    Distributors, Inc., Delaware Service Company, Inc., DMH Corp., Delaware
                                    Management Trust Company, Delaware Investment Counselors, Inc.,
                                    Founders Holdings, Inc. and Delaware Investment & Retirement Services,
                                    Inc.; and Assistant Secretary of Founders CBO Corporation and Delaware
                                    International Holdings Ltd.

                                    General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Ln.,
                                    Philadelphia, PA

John M. Zerr(2)                     Vice President and Assistant Secretary of Delaware Management Company,
                                    Inc., the Registrant, each of the other funds in the Delaware Group, DMH
                                    Corp., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware
                                    Service Company, Inc., Delaware Management Trust Company, Delaware
                                    Investment Counselors, Inc. and Delaware Investment & Retirement Services,
                                    Inc.

                                    Secretary and Counsel of Renovisions, Inc. since 1990, 4284 South Dixi Road,
                                    Resaca, GA






*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.




Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
------------------                  -----------------------------------------------

Joseph H. Hastings                  Vice President/Corporate Controller of Delaware Management Company, Inc.,
                                    the Registrant, each of the other funds in the Delaware Group, Delaware
                                    Management Holdings, Inc., DMH Corp., Delaware Distributors, L.P.,
                                    Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware
                                    Investment Counselors, Inc., Founders Holdings, Inc. and Delaware
                                    International Holdings Ltd.; Executive Vice President, Chief Financial Officer
                                    and Treasurer of Delaware Management Trust Company; Chief Financial
                                    Officer and Treasurer of Delaware Investment & Retirement Services, Inc.;
                                    and Assistant Treasurer of Founders CBO Corporation

Bruce A. Ulmer                      Vice President/Director of Internal Audit of Delaware Management Company,
                                    Inc., the Registrant, each of the other funds in the Delaware Group, Delaware
                                    Management Holdings, Inc., DMH Corp. and Delaware Management Trust
                                    Company; and Vice President/Internal Audit of Delaware Investment &
                                    Retirement Services, Inc.

Steven T. Lampe(3)                  Vice President/Taxation of Delaware Management Company, Inc., the
                                    Registrant, each of the other funds in the Delaware Group, Delaware
                                    Management Holdings, Inc., DMH Corp., Delaware Distributors, L.P.,
                                    Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware
                                    Management Trust Company, Founders Holdings, Inc., Founders CBO
                                    Corporation and Delaware Investment Counselors, Inc.

Lisa O. Brinkley(4)                 Vice President/Compliance of Delaware Management Company, Inc., the Registrant,
                                    each of the other funds in the Delaware Group, DMH Corp., Delaware
                                    Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company,
                                    Inc., Delaware Management Trust Company, Delaware Investment Counselors, Inc.
                                    and Delaware Investment & Retirement Services, Inc.

Rosemary E. Milner                  Vice President/Legal of Delaware Management Company, Inc., the Registrant, each of the other funds in the Delaware Group, Delaware Distributors, L.P. and
                                    Delaware Distributors, Inc.





*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.



Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
------------------                  -----------------------------------------------
Douglas L. Anderson                 Vice President/Operations of Delaware Management Company, Inc., Delaware
                                    Service Company, Inc. and Delaware Investment & Retirement Services, Inc.; and
                                    Vice President/Operations and Director of Delaware Management Trust Company

Michael T. Taggart                  Vice President/Facilities Management and Administrative Services of Delaware
                                    Management Company, Inc.

Gerald T. Nichols                   Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    the Registrant, each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group; Vice President of Founders Holdings,
                                    Inc.; and Treasurer and Director of Founders CBO Corporation

J. Michael Pokorny                  Vice President/Senior Portfolio Manager of Delaware Management Company,
                                    Inc., the Registrant, each of the tax-exempt funds and the fixed income funds in the Delaware Group

Gary A. Reed                        Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    the Registrant, each of the tax-exempt funds and the fixed income funds in the
                                    Delaware Group and Delaware Investment Counselors, Inc.

Paul A. Matlack                     Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    the Registrant, each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group; Vice President of Founders Holdings,
                                    Inc.; and Secretary and Director of Founders CBO Corporation

Patrick P. Coyne                    Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    the Registrant, each of the tax-exempt funds and the fixed income funds in the
                                    Delaware Group

Roger A. Early(5)                   Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    the Registrant, each of the tax-exempt funds and the fixed income funds in the
                                    Delaware Group




*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.





Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
------------------                  -----------------------------------------------

Edward N. Antoian                   Vice President/Senior Portfolio Manager of Delaware Management Company,
                                    Inc. and each of the equity funds in the Delaware Group

                                    General Partner of Zeke Investment Partners since 1991, 569 Canterbury Lane,
                                    Berwyn, PA

George H. Burwell                   Vice President/Senior Portfolio Manager of Delaware Management Company,
                                    Inc. and each of the equity funds in the Delaware Group

John B. Fields                      Vice President/Senior Portfolio Manager of Delaware Management Company,
                                    Inc., each of the equity funds in the Delaware Group and Delaware
                                    Investment Counselors, Inc.

David C. Dalrymple                  Vice President/Senior Portfolio Manager of Delaware Management Company,
                                    Inc. and each of the equity funds in the Delaware Group

Faye P. Staples(6)                  Vice President/Human Resources of Delaware Management Company, Inc.,
                                    Delaware Distributors, L.P. and Delaware Distributors, Inc.; and Vice
                                    President/Director of Human Resources of Delaware Service Company, Inc.

Daniel H. Carlson(7)                Vice President/Marketing Manager of Delaware Management Company, Inc.



1 VICE PRESIDENT/GLOBAL INVESTMENT MANAGEMENT OPERATIONS, Bankers Trust and VICE PRESIDENT, CS First Boston Investment Management prior to June 1995.
2  ATTORNEY, Ballard, Spahr, Andrews and Ingersoll prior to July 1995.
3  TAX MANAGER, Price Waterhouse prior to October 1995.
4 VICE PRESIDENT AND COMPLIANCE OFFICER, Banc One Securities Corporation prior to June 1994 and ASSISTANT VICE PRESIDENT AND COMPLIANCE OFFICER, Aetna Life and Casualty prior to March 1993.
5 SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER, Federated Investors prior to July 1994.
6  VICE PRESIDENT/HUMAN RESOURCES, Nova Care prior to September 1995.
7  PRINCIPAL AND CONSULTANT, Buck Consultants prior to October 1995.





*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.





Item 28(b).        Business and Other Connections of Investment Sub-Advisers

         Lincoln Investment Management, Inc. ("LIM") serves as sub-investment adviser to Delaware Corporate Income Fund, Inc. and Delaware Federal Bond Fund, Inc. LIM serves as investment adviser to Lincoln National Convertible Securities Fund, Inc., Lincoln National Income Fund, Inc., Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity-Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc. and Lincoln National Special Opportunities Fund, Inc. and to other clients. LIM is registered with the Securities and Exchange Commission as an investment adviser and has acted as an investment adviser to investment companies for over 40 years.

         The directors and officers of LIM are listed below. Unless otherwise indicated, the address of each person is 200 East Berry Street, Fort Wayne, IN 46802.

Name                                  Positions and Offices with LIM
----                                  ------------------------------
H. Thomas McMeekin                    President and Director

Dennis A. Blume                       Senior Vice President, Treasurer and
                                      Director, Real Estate

Steven R. Brody                       Senior Vice President, Assistant Treasurer
                                      and Director; Vice President, The Lincoln
                                      National Life Insurance Company

Ann L. Warner                         Senior Vice President

Janet S. Whitney                      Vice President and Treasurer, Lincoln
                                      National Corporation

Lawrence T. Kissko                    Vice President

Joann E. Becker                       Vice President

David A. Berry                        Vice President

Anne E. Bookwalter                    Vice President

Phillip C. Byrde                      Vice President

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.




Name                                  Positions and Offices with LIM
----                                  ------------------------------
Patrick R. Chasey                     Vice President

Garrett W. Cooper                     Vice President

David C. Fischer                      Vice President

Luc N. Girard                         Vice President

Donald P. Groover                     Vice President

William N. Holm, Jr.                  Vice President

John A. Kellogg                       Vice President

Jennifer C. Hom                       Vice President

Timothy H. Kilfoil                    Vice President

Walter M. Korinke                     Vice President

Lawrence M. Lee                       Vice President

Thomas A. McAvity, Jr.                Vice President

Harold F. McElraft                    Vice President

Mary Beth Montgomery                  Vice President

John David Moore                      Vice President

Oliver H. G. Nichols                  Vice President

David C. Patch                        Vice President

Joseph T. Pusateri                    Vice President

Gregory E. Reed                       Vice President



                                      xviii

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.





Name                                  Positions and Offices with LIM
----                                  ------------------------------
Bill L. Sanders                       Vice President

Milton W. Shuey                       Vice President

Gerald M. Weiss                       Vice President

O. Douglas Worthington                Vice President, Controller and Assistant
                                      Treasurer, The Lincoln National Life
                                      Insurance Company

C. Suzanne Womack                     Assistant Vice President and Corporate
                                      Secretary; Vice President, Secretary
                                      and Director, Lincoln National Foundation,
                                      Inc.

Joseph J. Voors                       Regional Vice President

Harold L. Hughes                      Sales Vice President

         The directors and officers of Lynch & Mayer, Inc. are listed below. Unless otherwise indicated, the address of each person is 520 Madison Avenue, New York, New York 10022.

Name                                  Positions and Offices with Lynch & Mayer, Inc.
----                                  ---------------------------------------------
Dennis P. Lynch                       Chairman and Co-Chief Executive Officer

Eldon C. Mayer, Jr.                   Vice Chairman

Edward J. Petner                      President and Co-Chief Executive Officer

         The directors and officers of Walter Scott & Partners Limited are listed below. Unless otherwise indicated, the address of each person is Milburn Tower, Gogar, Edinburgh, Scotland EH12 9BS.


Name                                  Positions and Offices with Walter Scott and Partners Limited
----                                  ------------------------------------------------------------
Dr. Walter G. Scott                   Chairman and Managing Director

Dr. Kenneth J. Lyall                  Director and Pension Fund Manager


                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.




             The directors and officers of John Govett & Co. Limited, a majority owned indirect subsidiary of the AIB Group of Companies as of December 29, 1995, are listed below. Unless otherwise indicated, the address of each person is Shackleton House, 4 Battlebridge Lane, London, England SE1 2HR.

Name                                  Positions and Offices with John Govett & Co. Limited
----                                  ----------------------------------------------------

Andrew Barnett                        Director

Peter Cotgrove                        Director

Charles Fowler                        Joint Chairman

Peter Kysel                           Director

Caroline Lane                         Director

Brian Lee                             Managing Director Operations

Rachael Maunder                       Director

Peter Moffatt                         Director

Rosemary Morgan                       Director

Ian Morley                            Director

John Murray                           Director

Kevin Pakenham                        Joint Chairman and Chief Executive Officer

Peter Pejacsevich                     Director and Chief Investment Officer

Peter Robson                          Director

Gareth Watts                          Director

Steve Wood                            Director

Andrew Yates                          Director


                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.





Item 29.        Principal Underwriters.

               (a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Group.

               (b) Information with respect to each director, officer or partner of principal underwriter:

Name and Principal                            Positions and Offices                        Positions and Offices
Business Address*                             with Underwriter                             with Registrant
------------------                            ---------------------                        ---------------------

Delaware Distributors, Inc.                   General Partner                              None

Delaware Management
Company, Inc.                                 Limited Partner                              Investment Manager

Delaware Investment
Counselors, Inc.                              Limited Partner                              None

Winthrop S. Jessup                            Vice Chairman                                Executive Vice President

Keith E. Mitchell                             President and Chief                          None
                                              Executive Officer

David K. Downes                               Senior Vice President and                    Senior Vice President/Chief
                                              Chief Administrative Officer                 Administrative Officer/Chief
                                                                                           Financial Officer

George M. Chamberlain, Jr.                    Senior Vice President/                       Senior Vice President/
                                              Secretary                                    Secretary

J. Lee Cook                                   Senior Vice President/                       None
                                              National Sales Manager

Stephen H. Slack                              Senior Vice President/                       None
                                              Wholesaler

William F. Hostler                            Senior Vice President/                       None
                                              Marketing Services


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.




Name and Principal                            Positions and Offices                        Positions and Offices
Business Address*                             with Underwriter                             with Registrant
------------------                            ---------------------                        ----------------------

Minette van Noppen                            Senior Vice President/                       None
                                              Retirement Services

J. Chris Meyer                                Senior Vice President                        None

Richard J. Flannery                           Managing Director/Corporate                  Vice President
                                              & Tax Affairs

Eric E. Miller                                Vice President/                              Vice President/
                                              Assistant Secretary                          Assistant Secretary

Richelle S. Maestro                           Vice President/                              Vice President/
                                              Assistant Secretary                          Assistant Secretary

John M. Zerr                                  Vice President/                              Vice President/
                                              Assistant Secretary                          Assistant Secretary

Michael P. Bishof                             Vice President/Treasurer                     Vice President/Treasurer

Joseph H. Hastings                            Vice President/                              Vice President/
                                              Corporate Controller                         Corporate Controller

Steven T. Lampe                               Vice President/Taxation                      Vice President/Taxation

Lisa O. Brinkley                              Vice President/                              Vice President/
                                              Compliance                                   Compliance

Rosemary E. Milner                            Vice President/Legal                         Vice President/Legal

Diane M. Anderson                             Vice President/                              None
                                              Retirement Services

Denise F. Guerriere                           Vice President/Client Services               None



*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.






Name and Principal                            Positions and Offices                        Positions and Offices
Business Address*                             with Underwriter                             with Registrant
------------------                            ---------------------                        ---------------------
Julia R. Vander Els                           Vice President/                              None
                                              Retirement Services

Jerome J. Alrutz                              Vice President/                              None
                                              Retirement Services

Joanne A. Mettenheimer                        Vice President/                              None
                                              National Accounts

Christopher H. Price                          Vice President/Annuity                       None
                                              Marketing & Administration

Thomas S. Butler                              Vice President/                              None
                                              DDI Administration

Steven J. DeAngelis                           Vice President/Product                       None
                                              Development

Susan T. Friestedt                            Vice President/Customer                      None
                                              Service

Dinah J. Huntoon                              Vice President/Product                       None
                                              Management

Jodie L. Johnson                              Vice President/National                      None
                                              Accounts

Ellen M. Krott                                Vice President/                              None
                                              Communications

Holly W. Riemel                               Vice President/                              None
                                              Telemarketing

Frank Albanese                                Vice President/Wholesaler                    None


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                      xxiii

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.




Name and Principal                            Positions and Offices                        Positions and Offices
Business Address*                             with Underwriter                             with Registrant
------------------                            ---------------------                        ---------------------
William S. Carroll                            Vice President/Wholesaler                    None

William S. Castetter                          Vice President/Wholesaler                    None

Thomas J. Chadie                              Vice President/Wholesaler                    None

Douglas R. Glennon                            Vice President/Wholesaler                    None

Alan D. Kessler                               Vice President/Wholesaler                    None

William M. Kimbrough                          Vice President/Wholesaler                    None

Mac McAuliffe                                 Vice President/Wholesaler                    None

Patrick L. Murphy                             Vice President/Wholesaler                    None

Henry W. Orvin                                Vice President/Wholesaler                    None

Philip G. Rickards                            Vice President/Wholesaler                    None

Michael W. Rose                               Vice President/Wholesaler                    None

Thomas E. Sawyer                              Senior Vice President/Wholesaler             None

Robert E. Stansbury                           Vice President/Wholesaler                    None

Larry D. Stone                                Vice President/Wholesaler                    None

Faye P. Staples                               Vice President/Human Resources               None


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

              (c)     Not Applicable.

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.




Item 30.      Location of Accounts and Records.

              (a)     Delaware Group Adviser Funds, Inc.
                      One Commerce Square
                      Philadelphia, PA 19103
                      (Articles of Incorporation and By-Laws)

              (b)     Delaware Management Company, Inc.
                      One Commerce Square
                      Philadelphia, PA 19103
                      (with respect to their services as investment adviser)

              (c)     Lincoln Investment Management, Inc.
                      200 East Berry Street
                      Fort Wayne, IN 46802
                      (with respect to their services as sub-adviser)

              (d)
                      ------------------------------------------------

                      ------------------------------------------------

                      ------------------------------------------------
                      (with respect to their services as administrator and custodian)

              (e)     Delaware Distributors, L.P.
                      1818 Market Street
                      Philadelphia, PA 19103
                      (with respect to their services as distributor)

              (f)     Delaware Service Company, Inc.
                      1818 Market Street
                      Philadelphia, PA 19103
                      (with respect to their services as shareholder services agent)

              (g)     Lynch & Mayer, Inc.
                      520 Madison Avenue
                      New York, NY 10022
                      (with respect to their services as sub-adviser)

              (h)     Walter & Scott & Partners Limited
                      Milburn Tower
                      Gogar
                      Edinburgh, Scotland EH12 9BS
                      (with respect to their services as sub-adviser)

                                                      Form N-1A
                                                      File No. 33-67490
                                                      Delaware Group Adviser
                                                      Funds, Inc.



              (i)     John Govett & Company Limited
                      Shackleton House
                      4 Battlebridge Lane

                      London, England SE1 2HR
                      (with respect to their services as sub-adviser)

              (j)     Gardner, Carton & Douglas
                      321 North Clark Street
                      Suite 3400
                      Chicago, IL 60610
                      (with respect to their services as counsel to Registrant)

Item 31.      Management Services.  None.

Item 32.      Undertakings.

              (a)     Not Applicable.

              (b)     Not Applicable.

              (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

              (d) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                                   SIGNATURES
                                   ----------

        Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Fort Wayne, and State of Indiana on the 12th day of March, 1996.

                                           LINCOLN ADVISOR
                                              FUNDS, INC.

                                      By /s/ C. Suzanne Womack
                                         ---------------------
                                           C. Suzanne Womack
                                               Secretary

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on the 12th day of March, 1996.

        Signature                      Titles                      Date
-------------------------     ---------------------------      -------------


                         *    President and Director
--------------------------
Priscilla S. Brown

                         *
--------------------------    Director
Richard M. Burridge

                         *
--------------------------    Director
Jorge G. Castro

                         *
--------------------------    Director
Adela Cepeda

                         *
--------------------------    Director
Roger J. Deshaies

                         *
--------------------------    Director
Charles G. Freund

                         *
--------------------------    Director
Philip L. Holstein

                         *
--------------------------    Director
H. Thomas McMeekin

                         *
--------------------------    Director
Barbara Peck

                         *    Vice President, Treasurer and
--------------------------    Chief Financial Officer
Steven R. Brody

                         *    Assistant Vice President and
--------------------------    Chief Accounting Officer
David G. Humes

/s/ John Steinkamp
------------------------------------
*John Steinkamp, as Attorney-in-fact
pursuant to Powers of Attorney granted on
October 1, 1993, May 23, 1994, November 22, 1994
and February 14, 1996.

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



















                                    Exhibits

                                       to

                                    Form N-1A



















             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS



Exhibit No.                      Exhibit
-----------                      -------

EX-99.B6B                        Form of Administration and Service Agreement (as amended November 1995)
(Module Name
ADMIN_SER_AGREE)

EX-99.B6C                        Dealer's Agreement (as amended November 1995)
(Module Name
(DEALERS_AGREE)

EX-99.B6D                        Mutual Fund Agreement for the Delaware Group of Funds (as amended
(Module Name                     November 1995)
MFAGMT95)

EX-99.B7A                        Amended and Restated Profit Sharing Plan (November 17, 1994)
(Module Name
PROF_SHARE_PLAN)

EX-99.B7B                        Amendment to Profit Sharing Plan (December 21, 1995)
(Module Name
AMEND_PROF_SHAR)